AS FILED VIA EDGAR WITH THE SECURITIES AND EXCHANGE
                           COMMISSION ON MAY 1, 1998.

                                                                FILE NO. 2-82143
                                                                ICA NO. 811-3674

                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-1A

           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 [X]

                        PRE-EFFECTIVE AMENDMENT NO. _____


                       POST-EFFECTIVE AMENDMENT NO. 15 [X]


                                       AND

                        REGISTRATION STATEMENT UNDER THE
                       INVESTMENT COMPANY ACT OF 1940 [X]


                              AMENDMENT NO. 18 [X]


                            THE CALIFORNIA MUNI FUND
                            ------------------------
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

                              90 WASHINGTON STREET
                                   19TH FLOOR
                            NEW YORK, NEW YORK 10006
                            ------------------------
                     (ADDRESS OF PRINCIPAL EXECUTIVE OFFICE)

                                 (212) 635-3000
                                 --------------
                        (AREA CODE AND TELEPHONE NUMBER)

                                             COPIES TO:
VINCENT J. MALANGA                           CARL FRISCHLING, ESQ.
90 WASHINGTON STREET                         KRAMER, LEVIN, NAFTALIS & FRANKEL
19TH FLOOR                                   919 THIRD AVENUE
NEW YORK, NEW YORK  10006                    NEW YORK, NEW YORK 10022

--------------------------------------------------------------------------------
                     (NAME AND ADDRESS OF AGENT FOR SERVICE)

IT IS PROPOSED THAT THIS FILING WILL BECOME EFFECTIVE:

|X| Immediately upon filing pursuant to      | | on (          )  pursuant to
    paragraph (b)                                paragraph (b)

| | 60 days after filing pursuant to         | | on (          )  pursuant to
    paragraph (a)(1)                             paragraph (a)(1)

| | 75 days after filing pursuant to         | | on (          )  pursuant to
    paragraph (a)(2)                             of paragraph (a)(2) rule 485.


IF APPROPRIATE, CHECK THE FOLLOWING BOX:

| | THIS POST-EFFECTIVE AMENDMENT DESIGNATES A NEW EFFECTIVE DATE FOR A PREVIOUSLY FILED POST- EFFECTIVE AMENDMENT.

                            THE CALIFORNIA MUNI FUND
                       REGISTRATION STATEMENT ON FORM N-1A
                              CROSS REFERENCE SHEET


Form N-1A
Item Number
-----------

Part A                     Prospectus Caption
------                     ------------------

 1.                        Cover Page
 2.                        Highlights; Fee Table
 3.                        Financial Highlights
 4.                        Investment Objective and Policies;
                           Investment Strategies; Special
                           Consideration; General Information
 5.(a)                     Management
   (b)                     Management
   (c)                     *
   (d)                     General Information
   (e)                     Management
   (f)                     *
 6.(a)                     General Information
   (b)                     *
   (c)                     *
   (d)                     *
   (e)                     Cover Page; General Information
   (f)                     Dividends and Tax Status
   (g)                     Dividends and Tax Status
 7.(a)                     *
   (b)                     Determination of Net Asset Value
   (c)                     Purchase of Shares - Exchange Privilege
   (d)                     Purchase of Shares
   (e)                     *
   (f)                     Distribution Expenses
 8.                        Redemption of Shares
 9.                        *

Part B.           Statement Caption
-------           -----------------

10.                        Cover Page
11.                        Table of Contents
12.                        *
13.                        Investment Objective and Policies;
                           Investment Restrictions; additional
                           Information Relating to Municipal
                           Obligations; Information With
                           Respect to California State and
                           Municipal Finances
14.                        Management of the Fund
15.                        *
16.(a)                     Management of the Fund
   (b)                     Management of the Fund
   (c)                     *
   (d)                     *
   (e)                     *
   (f)                     Distribution Plan
   (g)                     *
   (h)                     Custodian Agreement and Independent
                           Accountants
   (i)                     *
17.(a)                     Portfolio Transactions
   (b)                     *
   (c)                     Portfolio Transactions
   (d)                     *
   (e)                     *
18.                        See prospectus under General Information; Additional
                           Information about the Organization of the Fund
19.(a)                     See prospectus under Purchase of Shares
   (b)                     See prospectus under Determination of Net
                           Asset Value
   (c)                     *
20.                        Taxes
21.                        *
22.                        Calculation of Yield
23.                        Financial Statements


Part C Information required to be included in Part C is set forth under the appropriate Item, so numbered in Part C to this Registration Statement.

---------------------
* Not Applicable

                            THE CALIFORNIA MUNI FUND

          90 Washington St. * New York, New York 10006 * 1-800-225-6864

                                   PROSPECTUS


                                 MAY 1, 1998


    The California Muni Fund (the "Fund") seeks to provide investors with as high a level of income that is excluded from gross income for Federal income tax purposes and exempt from California personal income tax as is consistent with the preservation of capital. Of course, there can be no assurance that the Fund's investment objective will be achieved.

    The Fund intends to achieve its objective by investing in municipal bonds, municipal notes and municipal commercial paper, the interest from which is excluded from gross income for Federal income tax purposes and exempt from California personal income tax. The Fund will limit its investments to (1) municipal bonds that are rated within the four highest quality grades as determined by Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Corporation ("S&P"), Fitch Investors Service, Inc. ("Fitch") or Duff & Phelps, Inc. ("Duff") or, if unrated, are judged by Fund management to be of comparable quality, and (2) municipal notes and municipal commercial paper that are rated within the three highest quality grades as determined by Moody's for municipal notes, or within the three highest quality grades as determined by Moody's or S&P for municipal commercial paper or, if unrated, are (i) obligations of issuers having an issue of bonds rated within the four highest quality grades as determined by Moody's, S&P, Fitch or Duff or (ii) guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities. While the obligations in which the Fund may invest are generally deemed to have adequate to very strong protection of principal and interest, those rated within the lowest of the Fund's selected quality grades may have speculative characteristics as well.

    This Prospectus sets forth concisely the information you should know before investing in the Fund. You should read it and keep it for future reference. A Statement of Additional Information containing additional information about the Fund has been filed with the Securities and Exchange Commission. You may obtain a copy of the Fund's Statement without charge by writing to the Fund at the address listed above, or by calling (800) 322-6864. Shareholder inquiries may also be placed through this number.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


       THE STATEMENT OF ADDITIONAL INFORMATION DATED MAY 1, 1998 IS HEREBY
                 INCORPORATED BY REFERENCE INTO THIS PROSPECTUS.

--------------------------------------------------------------------------------

                                TABLE OF CONTENTS

Highlights                                                                   2

Fee Table ................................................................   3

Financial Highlights .....................................................   4

Investment Objective and Policies ........................................   5

Investment Strategies ....................................................   7

Special Considerations ...................................................   9

Calculation of Yield and Performance Data ................................  10

Purchase of Shares .......................................................  11

Redemption of Shares .....................................................  13

Determination of Net Asset Value .........................................  16

Distribution Expenses ....................................................  16

Management ...............................................................  17


Dividends and Tax Matters ................................................  20

General Information ......................................................  22


--------------------------------------------------------------------------------

                                   HIGHLIGHTS


What is The California Muni Fund?

    The California Muni Fund is a non-diversified, open-end, management investment company which seeks to provide investors with as high a level of income that is excluded from gross income for Federal income tax purposes and exempt from California personal income tax as is consistent with the preservation of capital. There is no assurance, however, that the Fund will achieve its stated objective. See "Investment Objective and Policies".

    To achieve this objective, the Fund will invest only in municipal bonds, municipal notes and municipal commercial paper which meet the Fund's specific quality criteria (see "Investment Objective and Policies") and which generate interest that is excluded for Federal income tax purposes and exempt from California personal income tax.

Management

    The Fund is a member of the Fundamental Family of Funds, a group of five investment companies. Fundamental Portfolio Advisors, Inc. (the "Manager") is the Fund's investment manager.

    The Manager supervises and manages the Fund's investment portfolio and directs the purchase and sales of its investment securities. The Manager utilizes an investment committee to manage the assets of the Fund. See "Management".

Tax-Free Income

    The Fund is designed as a convenient investment vehicle for both large and small investors who are subject to California income tax and who wish to keep fully invested at competitive tax-free yields while maintaining liquidity of their investment. Through the purchase of shares of the Fund, investors are able to combine their investments into a portfolio that is professionally managed and more varied than they could obtain individually. However, investors should bear in mind that there are risk considerations associated with certain investment policies of, and strategies employed by, the Fund, such as those relating to investments in variable rate bonds, zero coupon bonds and lower quality municipal obligations, and there can be no assurance that the investment objective of the Fund will be achieved (see "Special Considerations").

How to Buy and Sell Shares of the Fund?

    Shares of the Fund are offered for sale on a continuous basis without any sales charge at the next determined net asset value per share (see "Purchase of Shares" and "Determination of Net Asset Value"). Your purchase order becomes effective immediately if it is received before 4:00 P.M. on any business day. You may be charged a fee for effecting transactions in the Fund's shares through securities dealers, banks or other financial institutions.

    Shares are redeemable (may be sold) at your option without charge at the next determined net asset value per share (see "Redemption of Shares"). The Fund reserves the right, however, to liquidate an account with a value of less than $100 on 60 days' notice.

Shareholder Services and Privileges

    For your convenience, the Fund provides certain services and privileges which we have suited to your particular needs, including the Automatic Investment Program and the Exchange, Check Redemption, Telephone Redemption and Expedited Redemption Privileges (see "Purchase of Shares" and "Redemption of Shares").

Monthly Dividends

    The Fund declares dividends daily and pays them on a monthly basis, eliminating the need for you to hold your shares until quarter-end to receive dividend income. Dividends are automatically reinvested at net asset value in additional Fund shares without any charge. You may elect, however, to receive them in cash (see "Dividends and Tax Matters").

Management and the Fundamental Family of Funds

    Fundamental Portfolio Advisors, Inc., 90 Washington Street, New York, New York 10006, the Fund's investment manager (the "Manager") determines overall investment strategy for the Fund, subject to the supervision of the Fund's trustees (see "Management").

    The Manager also acts as investment manager to several other mutual fund portfolios in the Fundamental Family of Funds, including the New York Muni Fund Series of Fundamental Funds, Inc., and the High-Yield Municipal Bond Series, the Tax-Free Money Market Series and the Fundamental U.S. Government Strategic Income Fund Series of Fundamental Fixed-Income Fund. Shares of such funds are exchangeable for shares of the Fund (minimum $1,000 value) at the respective net asset values per share without any charge and may be exchanged by telephone if you have previously established this procedure with Firstar Trust Company (see "Purchase of Shares").


                                    FEE TABLE

                         Shareholder Transaction Expense

  Sales Commission on Purchases .......................................   None
  Sales Commission on Reinvested Dividends ............................   None
  Redemption Fees .....................................................   None
  Exchange Fees .......................................................   None


                         Annual Fund Operating Expenses
                     (as a percentage of average net assets)

  Management Fees .....................................................   .50%
  12b-1 Fees1 .........................................................   .50%
  Other Expenses, net of reimbursement
      Interest ........................................................   .42%
      Other ...........................................................  1.95%
                                                                         -----
  Total Fund Operating Expenses (after waiver and/or reimbursement) ...  3.37%
  Expenses Waived and/or Reimbursed ...................................   .03%
                                                                         -----
  Total Fund Operating Expenses (before waivers and/or reimbursement ..  3.40%
                                                                         -----
------------
1As a result of distribution fees of .50% per annum of the Fund's average daily net assets, a long-term shareholder may pay more than the economic equivalent of the maximum front-end sales charge permitted by the Rules of the National Association of Securities Dealers, Inc.


    Example: You would pay the following expenses on a $1,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period:


                      1 year    3 years    5 years    10 years
                        $34       $104       $175       $366


    The purpose of the foregoing table is to assist you in understanding the various costs and expenses that you will bear directly and indirectly. (For more complete descriptions of the various costs and expenses, see "Management", "Distribution Expenses", and the Financial Statements included at the end of the Fund's Statement of Additional Information.) The expenses and example appearing in the preceding table have been restated to reflect current fees and operating expenses. The example shown in the table should not be considered a representation of past or future expenses, and actual expenses may be greater or less than those shown.

                              FINANCIAL HIGHLIGHTS


    The following selected per share data and ratios for each of the years in the ten-year period ended December 31, 1997 has been audited by McGladrey & Pullen, LLP, independent certified public accountants, whose report on the Financial Statements and the related notes appear at the end of the Fund's Statement of Additional Information.


                                                                           Year Ended December 31,
                                            ----------------------------------------------------------------------------------------
                                            1997     1996     1995     1994     1993     1992     1991     1990     1989      1988
                                            ----     ----     ----     ----     ----     ----     ----     ----     ----      ----
PER SHARE OPERATING PERFORMANCE
  (for a share outstanding
  throughout the period)
Net Asset Value, Beginning of Period ...... $ 7.79   $ 8.91   $ 7.10   $ 9.49   $ 8.81   $ 8.80   $ 8.64   $ 8.82   $ 8.87   $ 8.52
Income from investment operations:
Net investment income .....................  0.376    0.409    0.419    0.553    0.563    0.604    0.571   0.553     0.535    0.603
Net realized and unrealized gain (losses)
  on investments ..........................  0.480   (1.120)   1.810   (2.390)   0.876    0.010    0.160  (0.180)    0.167    0.400
    Total from investment operations ......  0.856    (.711)   2.229   (1.837)   1.439    0.614    0.731   0.373     0.702    1.003
Less Distributions
Dividends from net investment income ...... (0.376)  (0.409)  (0.419)  (0.553)  (0.563)  (0.604)  (0.571) (0.533)   (0.535)  (0.603)
Dividends from net realized gains .........   -        -        -        -      (0.196)    -        -       -       (0.216)  (0.051)
    Total distributions ................... (0.376)  (0.409)  (0.419)  (0.553)  (0.759)  (0.604)  (0.571) (0.553)   (0.751)  (0.654)
Net Asset Value, End of Year ..............   8.27   $ 7.79   $ 8.91   $ 7.10   $ 9.49   $ 8.81   $ 8.80  $ 8.64    $ 8.82   $ 8.87
Total Return .............................. 11.33%   (8.01%)  32.02%   (19.89%) 16.80%    7.23%    8.75%   4.39%     5.53%   12.18%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Year (000) ............. 13,832   16,252   12,622   10,558   16,280   11,549    9,669   9,849    10,766   10,298
Ratios to Average Net Assets:
  Interest expense ........................  0.42%    0.45%    0.39%    0.98%    0.39%    0.16%    0.14%   0.21%     0.19%    0.15%
  Operating expenses(1) ...................  2.95%    2.81%    2.81%    2.50%    1.77%    1.47%    2.24%   2.27%     2.30%    1.40%
    Total expenses ........................  3.37%    3.26%    3.20%    3.48%    2.16%    1.63%    2.38%   2.48%     2.49%    1.55%
  Net investment income ...................  4.55%    4.88%    5.02%    6.80%    6.04%    6.87%    6.58%   6.36%     5.95%    6.88%
Portfolio turnover rate ................... 70.86%   89.83%   53.27%   15.88%   51.26%   18.91%   47.34%  42.61%    86.38%   57.62%

BANK LOANS
Amount outstanding at end of period
  (000 omitted) ...........................  $ 275    $   0   $   0    $1,292   $3,714    $   0    $ 645   $  12     $ 151    $  20
Average number of bank loans outstanding
  during the period (000 omitted) .........  $ 664    $ 823    $ 642   $1,620    $ 958    $ 274     $155T  $ 112T    $ 146T   $  84T
Average number of shares outstanding
  during the period (000 omitted) ......... $1,609   $1,768   $1,635   $1,711   $1,517   $1,214   $1,115T  $1,192T  $1,183T  $1,089T
Average amount of debt per share during
  the period .............................. $ 0.41   $ 0.47   $ 0.39   $ 0.95   $ 0.68   $ 0.25   $ 0.14   $ 0.18   $ 0.12    $0.08

------------
  T Monthly Average.

(1) The Manager and others assumed certain expenses of the Fund during the years ended December 31, 1988, 1989, 1990, 1991, 1992,
    1993 and 1997. Had such expenses not been so assumed, the ratio of operating expenses, excluding interest expense, would have
    been 4.13%, 2.55%, 2.81%, 2.70%, 2.13%, 2.66% and     %, respectively.

                        INVESTMENT OBJECTIVE AND POLICIES

    The Fund's objective is to provide you with as high a level of income that is excluded from gross income for Federal income tax purposes and exempt from California personal income tax as is consistent with the preservation of capital. To achieve this objective, the Fund invests only in municipal bonds, municipal notes and municipal commercial paper (hereinafter collectively referred to as "municipal obligations") which generate interest that is, in the opinion of counsel to the issuer, excluded for Federal income tax purposes and exempt from California personal income tax, and which meet the following quality criteria (subject, of course, to the Fund's permissible "Investment Strategies" described below).

    The Fund's investment objective and policies and the investment strategy with respect to the borrowing activities described below, unless otherwise noted, are fundamental policies that cannot be changed without the approval of the holders of a majority of the Fund's outstanding shares. A more detailed explanation of certain investment policies and the Fund's fundamental investment restrictions is contained in the Fund's Statement of Additional Information. A non-fundamental investment restriction of the Fund is that it may not invest more than 10% of its total assets in municipal obligations of California issuers that are illiquid or have limited marketability.

    As used in this Prospectus (excepting the specific reference in the second paragraph under the caption "General Information"), the phrase "majority of the Fund's outstanding shares" means the vote of the lesser of (1) 67% of the Fund's shares present at a meeting of shareholders if the holders of more than 50% of the outstanding shares are present in person or by proxy at such a meeting or
(2) more than 50% of the Fund's outstanding shares.

    With respect to municipal bonds, the Fund will only invest in those issues which are rated within the four highest quality grades as determined by Moody's, S&P, Fitch or Duff or which, if unrated, are judged by Fund management to be of comparable quality. With respect to municipal notes and municipal commercial paper, the Fund will only invest in those issues which are rated within the three highest quality grades as determined by Moody's for municipal notes, or within the three highest quality grades as determined by Moody's or S&P for municipal commercial paper or which, if unrated, are (i) obligations of issuers having an issue of bonds rated within the four highest quality grades as determined by Moody's, S&P, Fitch or Duff or (ii) guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities. There can be no assurance that the Fund's objective will be achieved. The Fund's ability to achieve its objective is subject to the continuing ability of the issuers of municipal obligations to meet their principal and interest payments, and is further subject to fluctuations in interest rates as well as other factors.

    While the municipal obligations in which the Fund may invest are generally deemed to have adequate to very strong protection of principal and interest, certain of the obligations rated within the lowest of the quality grades described above (i.e., those rated by Moody's as Baa for municipal bonds, MIG-3 for municipal notes and Prime-3 for municipal commercial paper, or those rated by S&P, Fitch or Duff as BBB for municipal bonds, or those rated by S&P as A-3 for municipal commercial paper) may have speculative characteristics as well. For example, obligations rated Baa by Moody's have been determined by Moody's to be neither highly protected nor poorly secured, and although interest payments and principal security appear adequate for the present, certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Similarly, obligations rated BBB by S&P, Fitch or Duff are regarded by S&P, Fitch and Duff as having adequate capacity to pay interest and repay principal, and while such obligations normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for obligations in this category than in higher rated categories.

    It should be noted that ratings are general and not absolute standards of quality or guarantees of the creditworthiness of an issuer. Subsequent to its purchase by the Fund, an issue may cease to be rated or the rating may be reduced. Such an event would not require the Fund to dispose of the issue, but Fund management would consider such an event in determining whether the Fund should continue to hold the issue in its portfolio. (See "Special Considerations-Special Risk Factors Relating to Lower Rated Securities, Zero Coupon Bonds and Pay-in-Kind Bonds" for a discussion on downgraded securities that are retained by the Fund.) The purchase of unrated securities is subject to guidelines that may be set for Fund management from time to time by the Fund's Board of Trustees. A description of the ratings of municipal obligations as determined by Moody's, S&P, Fitch and Duff is included in the Fund's Statement of Additional Information.

    As a non-diversified investment company, the Fund could conceivably invest all of its assets in one issuer. However, in order to qualify as a "regulated investment company" for Federal income tax purposes, the Fund must comply with the provisions of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), which limit the aggregate value of all holdings (except U.S. Government and cash items, as defined in the Code), each of which exceeds 5% of the Fund's total assets, to an aggregate amount of 50% of such assets, and which further limit the holdings of a single issuer (with the same exceptions) to 25% of the Fund's total assets. Therefore, for our purposes, non-diversification means that, with regard to the Fund's total assets, 50% of such assets may be invested in as few as two single issuers. (These limits are measured at the end of each quarter.) In the event of decline of creditworthiness or default on the obligations of one or more such issuers exceeding 5%, an investment in the Fund will involve greater risk than in a fund that has a policy of diversification.

Municipal Obligations

    Municipal obligations include debt obligations of states, territories and possessions of the United States and of any political subdivisions thereof, such as counties, cities, towns, districts and authorities. Municipal obligations are issued to raise funds for a variety of purposes, including construction of a wide range of public facilities, refunding of outstanding obligations, obtaining funds for general operating expenses, and lending to other public institutions and facilities. In addition, certain types of qualified private activity bonds are issued by, or on behalf of, public authorities to obtain funds for privately operated facilities.

    Also included within the definition of municipal obligations are short-term, tax-exempt debt obligations, known as municipal notes, which are generally issued in anticipation of receipt by the issuer of revenues from taxes, the issuance of longer term bonds, or other sources. States, municipalities, and other issuers of tax-exempt securities may also issue short-term debt, often for general purposes, known as "municipal commercial paper". All of these obligations are included within the term "municipal obligations", as used in this Prospectus, if their interest payments are excluded for Federal income tax purposes.

    Yields on municipal obligations depend on a variety of factors, including the general condition of the money and municipal securities markets, the size of a particular offering, the maturity of the obligation and the rating of the issue. Unlike other types of securities, municipal obligations have traditionally not been subject to regulation by, or registration with, the Securities and Exchange Commission.

    The two principal classifications of municipal obligations are general obligation bonds and revenue bonds. General obligation bonds are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable from only the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source. Qualified private activity bonds that are municipal obligations are, in most cases, revenue bonds and do not generally constitute the pledge of the credit of the issuer of such bonds. The credit quality of qualified private activity bonds is usually related to the credit standing of the industrial user involved. The Fund reserves the right to make unlimited investments in qualified private activity bonds, if such bonds meet the Fund's investment criteria. This policy, however, may cause the Fund to be an inappropriate investment for entities that are "substantial users" (or related persons thereof) of facilities financed by such bonds (see "Dividends and Tax Status" herein for more details).

    Other types of municipal obligations include municipal lease obligations which are issued by a state or local government or authority to acquire land and a wide variety of equipment and facilities. These obligations typically are not fully backed by the municipality's credit, and their interest may become taxable if the lease is assigned. If the funds are not available for the following years' lease payments the lease may terminate, with the possibility of default on the lease obligation and significant loss to the Fund. Certificates of participation in municipal lease obligations or installment sales contracts entitle the holder to a proportionate interest in the lease-purchase payments made.

    There are also a variety of hybrid and special types of municipal obligations as well as numerous differences in the security of municipal obligations, both within and between the two principal classifications described above (see the Fund's Statement of Additional Information for greater details).

Portfolio Transactions and Turnover

    The Manager provides the Fund with investment advice and recommendations for the purchase and sale of portfolio securities. All orders for the purchase and sale of portfolio securities are placed by the Manager, subject to the general control of the Fund's trustees.

    In seeking to achieve the Fund's objective, the Manager will adjust the maturity distribution of the Fund's portfolio in anticipation of movements in interest rates. Longer term securities have historically yielded more than shorter term securities, but from time to time, the normal yield relationships between longer and shorter term securities have been reversed. Furthermore, longer term securities have historically been subject to greater and more rapid price fluctuations. In periods of rising interest rates, the market value of municipal obligations generally declines in order to bring the current yield in line with prevailing interest rates. Conversely, in periods of declining interest rates, the market value of municipal obligations generally rises. Although fluctuating interest rates affect the market value of all municipal obligations, short-term obligations are generally less sensitive to such factors than long-term obligations. The Manager will attempt to take advantage of price variability between different sectors of the market, i.e., long, intermediate, or short or general obligation versus revenue bonds, in order to increase the Fund's yield by making appropriate purchases and sales of portfolio securities.

    Securities with the same general quality rating and maturity, but having different purposes for issuance, often tend to trade at different yields.
Similarly, securities issued for similar purposes and with the same general maturity characteristics, but which vary according to the creditworthiness of their respective issuers, tend to trade at different yields. These yield differentials tend to fluctuate in response to political and economic developments as well as temporary imbalances in normal supply and demand relationships. The Manager monitors these fluctuations closely and will adjust the Fund's portfolio to take advantage of disparities that may arise. The Manager may also engage in short-term trading when it believes it is consistent with the Fund's investment objective.


    The frequency of portfolio transactions-the Fund's turnover rates-will vary from year to year depending upon market conditions. While it is impossible to predict the number of transactions that will be effected by the Fund, it is anticipated that the Fund's portfolio turnover rate will not exceed 300%. However, when Fund management deems it appropriate due to market or other conditions, the Fund's turnover rate may be greater than anticipated. Because a high turnover rate increases transaction costs and the possibility of taxable short-term gains (see "Dividends and Tax Matters"), the Manager weighs the added costs of short-term investment against anticipated gains.


                              INVESTMENT STRATEGIES

    In seeking to achieve its investment objective, the Fund utilizes certain investment strategies, such as borrowing to purchase additional securities, investing in participation interests and variable rate instruments and purchasing municipal obligations that are offered on a "when-issued" basis.

When-lssued Purchases

    Municipal securities are frequently offered on a "when-issued" basis. When so offered, the price and coupon rate are fixed at the time the commitment to purchase is made, but delivery and payment for the when-issued securities take place at a later date. Normally, the settlement date occurs between 15-45 days from the date of purchase. During the period between purchase and settlement, no interest accrues to the purchase. The price that the Fund would be required to pay may be in excess of the market value of the security on the settlement date. While securities may be sold prior to the settlement date, the Fund intends to purchase such securities for the purpose of actually acquiring them unless a sale becomes desirable for investment reasons. At the time the Fund makes a commitment to purchase a municipal security on a when-issued basis, it will record the transaction and reflect the value of the security in determining its net asset value. That value may fluctuate from day to day in the same manner as values of other municipal securities held by the Fund. The Fund will establish a segregated account with its custodian bank in which it will maintain cash or liquid debt securities determined daily to be equal in value to its commitments for when-issued securities. Generally, both the when-issued securities and the securities held in the segregated account will tend to experience appreciation when interest rates decline and depreciation when interest rates increase. Accordingly, the purchase of when-issued securities may increase the volatility of the Fund's net asset value. The Fund may invest in when-issued securities without limitation.

    At such time as the Fund is required to pay for when-issued securities, it will meet its obligation from then-available cash flow, sale of the securities held in the separate account, sale of other securities, or (although it would not normally expect to do so) from the sale of the when-issued securities themselves (which may have a market value greater or less than the Fund's payment obligation). Sale of securities to meet such obligations carries with it a greater potential for the realization of capital gains, which are not excluded from gross income for Federal, state or local income tax purposes.

Participation Interests, Variable and Inverse Floating Rate Instruments

    The Fund may purchase participation interests from financial institutions. These participation interests give the purchaser an undivided interest in one or more underlying municipal obligations.

    The Fund may also invest in municipal obligations which have variable interest rates that are readjusted periodically. Such readjustment may be based either upon a predetermined standard, such as a bank prime rate or the U.S. Treasury bill rate, or upon prevailing market conditions. Many variable rate instruments are subject to redemption or repurchase at par on demand by the Fund (usually upon no more than seven days' notice). All variable rate instruments must meet the quality standards of the Fund. The Manager will monitor the pricing, quality and liquidity of the variable rate municipal obligations held by the Fund.

    The Fund may purchase inverse floaters which are instruments whose interest rates bear an inverse relationship to the interest rate on another security or the value of an index. Changes in the interest rate on the other security or index inversely affect the residual interest rate paid on the inverse floater, with the result that the inverse floater's price will be considerably more volatile than that of a fixed-rate bond. For example, a municipal issuer may decide to issue two variable rate instruments instead of a single long-term, fixed-rate bond. The interest rate on one instrument reflects short-term interest rates, while the interest rate on the other instrument (the inverse floater) reflects the approximate rate the issuer would have paid on a fixed-rate bond, multiplied by two, minus the interest rate paid on the short-term instrument. Depending on market availability, the two portions may be recombined to form a fixed-rate municipal bond. (See "Special Risk Factors Relating to Inverse Floating Rate Instruments").

    The Fund may invest in municipal securities that pay interest at a coupon rate equal to a base rate, plus additional interest for a certain period of time if short-term interest rates rise above a predetermined level or "cap." The amount of such an additional interest payment typically is calculated under a formula based on a short-term interest rate index multiplied by a designated factor.

Borrowing For Investment

    The Fund may borrow money to purchase additional portfolio securities but only from banks in amounts up to 20% of its total assets. The Fund is also permitted to pledge up to 10% of the value of its total assets to secure such borrowings. Borrowing for investment increases both investment opportunity and investment risk. Such borrowings in no way affect the Federal or California State tax status of the Fund or its dividends. If the investment income on securities purchased with borrowed money exceeds the interest paid on the borrowing, the net asset value of the Fund's shares will rise faster than would otherwise be the case. On the other hand, if the investment income fails to cover the Fund's costs, including the interest on borrowings or if there are losses, the net asset value of the Fund's shares will decrease faster than would otherwise be the case. This is the speculative factor known as leverage.

    The Investment Company Act of 1940 (the "1940 Act") requires the Fund to maintain asset coverage of at least 300% for all such borrowings, and should such asset coverage at any time fall below 300%, the Fund would be required to reduce its borrowings within three days to the extent necessary to meet the requirements of the 1940 Act. To reduce its borrowings, the Fund might be required to sell securities at a time when it would be disadvantageous to do so.

    In addition, because interest on money borrowed is a Fund expense that it would not otherwise incur, the Fund may have less net investment income during periods when its borrowings are substantial. The interest paid by the Fund on borrowings may be more or less than the yield on the securities purchased with borrowed funds, depending on prevailing market conditions.

                             SPECIAL CONSIDERATIONS

Special Risk Factors Relating to California Issuers

    Because the Fund intends to limit its investments to municipal obligations which generate interest that is excluded for Federal income tax purposes and exempt from California personal income tax, you should carefully consider the special risks inherent in the investment of municipal obligations of California issuers. Between October 1991 and July 1994 the State of California's bond ratings were lowered from AAA to A by S&P, from AAA to A by Fitch and from Aaa to A1 by Moody's. From mid-1990 to late 1993, California experienced its deepest recession since the 1930's. As a consequence of large budget imbalances, the State of California has depleted its available cash resources and has had to use a series of external borrowings to meet its cash needs. Risks also result from certain amendments to the California Constitution and other statutes that limit the taxing and spending authority of California governmental entities, as well as from the general financial condition of the State of California. These circumstances may have the effect of impairing the ability of California issuers to pay interest on, or repay the principal of, their municipal obligations. A more detailed discussion of this subject is contained in the Fund's Statement of Additional Information. If in the future an adequate supply of municipal obligations of California issuers ceased to be available, the Fund's Board of Trustees would consider recommending alternatives to shareholders, such as changing the Fund's investment objective or liquidating the Fund. The Manager does not believe that the current economic conditions in California will have a significant adverse effect on the Fund's ability to invest in municipal obligations.

Special Risk Factors Relating to Lower Rated Securities,
Zero Coupon Bonds and Pay-in-Kind Bonds

    You should carefully consider the relative risks of the Fund's retaining downgraded securities in its investment portfolio. These are bonds such as those rated Ba or lower by Moody's or BB or lower by S&P, Fitch or Duff. They generally are not meant for short-term investing and may be subject to certain risks with respect to the issuing entity and to greater market fluctuations than certain lower yielding, higher rated fixed-income securities. Bonds rated Ba by Moody's are judged to have speculative elements; their future cannot be considered as well assured and often the protection of interest and principal payments may be very moderate. Bonds rated BB by S&P, Fitch or Duff are regarded as having predominantly speculative characteristics and, while such obligations have less near-term vulnerability to default than other speculative grade debt, they face major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. Bonds rated CC by S&P, Fitch or Duff are regarded as having the highest degree of speculation; while such bonds may have some small degree of quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions. Bonds rated as low as Caa by Moody's may be in default or may present elements of danger with respect to principal or interest.

    Retention of downgraded bonds rated Ba or lower by Moody's and BB or lower by S&P, Fitch or Duff, while generally providing greater income and opportunity for gain than investments in higher rated bonds, usually entail greater risk of principal and income (including the possibility of default or bankruptcy of the issuers of such bonds), and may involve greater volatility of price (especially during periods of economic uncertainty or change) than investments in higher rated bonds. However, since yields may vary over time, no specific level of income can ever be assured. These lower rated, high yielding securities generally tend to reflect economic changes and short-term corporate and industry developments to a greater extent than higher rated securities which react primarily to fluctuations in the general level of interest rates. These lower rated securities will also be affected by the market's perception of their credit quality (especially during times of adverse publicity) and the outlook for economic growth. In the past, economic downturns or an increase in interest rates have under certain circumstances caused a higher incidence of default by the issuers of these securities and may do so in the future, especially in the case of highly leveraged issuers. The prices for these securities may be affected by legislative and regulatory developments. For example, new Federal rules require that savings and loan associations gradually reduce their holdings of high-yield securities. An effect of such legislation may be to significantly depress the prices of outstanding lower rated high yielding fixed income securities. Factors adversely affecting the market price and yield of these securities will adversely affect the Fund's net asset value. In addition, the retail secondary market for these securities may be less liquid than that of higher rated bonds; adverse conditions could make it difficult at times for the Fund to sell certain securities or could result in lower prices than those used in calculating the Fund's net asset value. Therefore, judgment may at times play a greater role in valuing these securities than in the case of investment grade fixed income securities, and it also may be more difficult during certain adverse market conditions to sell these lower rated securities at their fair value to meet redemption requests or to respond to changes in the market.

    The Fund may invest in zero coupon securities and pay-in-kind bonds (bonds which pay interest through the issuance of additional bonds), which involve special considerations. These securities may be subject to greater fluctuations in value due to changes in interest rates than interest-bearing securities and thus may be considered more speculative than comparably rated interest-bearing securities. In addition, current Federal income tax law requires the holder of a zero coupon security or of certain pay-in-kind bonds to accrue income with respect to these securities prior to the receipt of cash payments. To maintain its qualification as a regulated investment company and avoid liability for Federal income taxes, the Fund may be required to distribute income accrued with respect to these securities and may have to dispose of portfolio securities under disadvantageous circumstances in order to generate cash to satisfy these distribution requirements. Fund management anticipates that investments in zero coupon securities and pay-in-kind bonds will not ordinarily exceed 25% of the value of the Fund's total assets. (See "Additional Information Relating to Lower Rated Securities" in the Statement of Additional Information.)

Special Risk Factors Relating to Inverse Floating Rate Instruments

    Changes in interest rates inversely affect the rate paid on inverse floating rate instruments ("inverse floaters"). The inverse floater's price will be more volatile than that of a fixed rate bond. Additionally, some inverse floater's contain a "leverage factor" whereby the interest rate moves inversely by a "factor" to the benchmark. For example, the rates on the inverse floating rate note may move inversely at three times the benchmark rate. Certain interest rate movements and other market factors can substantially affect the liquidity of inverse floaters. These instruments are designed to be highly sensitive to interest rate changes and may subject the holders thereof to extreme reductions of yield and possibly loss of principal.

Other Considerations

    Because the Fund intends to be as fully invested as practicable in municipal obligations of California issuers and will not invest in taxable obligations, there may be occasions when the Fund may hold cash that is not earning income. In addition, there may be occasions when in order to raise cash to meet redemptions, the Fund might be required to sell securities at a loss.

    The Fund's portfolio is non-diversified (see "Investment Objective and Policies") and may have greater risk than a diversified portfolio.


    It is expected that a substantial portion of the assets of the Fund will be derived from professional money managers and investors who intend to invest in the Fund as part of an asset-allocation or market-timing investment strategy. These investors are likely to redeem or exchange their Fund shares frequently to take advantage of anticipated changes in market conditions. The strategies employed by investors in the Fund may result in considerable assets moving in and out of the Fund. Consequently, the Trust expects that the Fund will generally experience significant portfolio turnover, which will likely cause higher expenses and additional costs.


                    CALCULATlON OF YIELD AND PERFORMANCE DATA

    The Fund may from time to time include yield information in advertisements or information furnished to existing or proposed shareholders. The Fund's yield is computed by dividing the Fund's net investment income per share during a base period of 30 days, or one month, by the net asset value per share of the Fund on the last day of such base period. The resulting 30-day yield is then annualized pursuant to the bond equivalent annualization method described below. The Fund's net investment income per share is determined by dividing the Fund's net investment income during the base period by the average number of shares of the Fund entitled to receive dividends during the base period. The Fund's 30-day yield (computed as described above) is then annualized by a computation that assumes the Fund's net investment income is earned and reinvested for a six-month period at the same rate as during the 30-day base period and that the resulting six-month income will again be generated over an additional period of six months.

    The Fund may also advertise from time to time its taxable equivalent yield. The Fund's taxable equivalent yield is determined by dividing that portion of the Fund's yield (calculated as described above) that is tax-exempt by one minus the stated marginal Federal income tax rate and adding the product to that portion, if any, of the Fund's yield that is not tax-exempt.

    The Fund may also furnish to existing or prospective shareholders information concerning the average annual total return on an investment in the Fund for a designated period of time. The average annual total return quotation for a given period is computed by determining the average annual compounded rate of return that would cause a hypothetical investment made on the first day of the designated period (assuming all dividends and distributions are reinvested) to equal the resulting net asset value of such hypothetical investment on the last day of the designated period.

    The yield and average annual total return quotations of the Fund do not take into account any required payments for Federal or state income taxes.

    The Fund's yield and average annual total return will vary from time to time depending on market conditions, the composition of the Fund's portfolio, and the Fund's operating expenses. These factors and possible differences in the methods used in calculating yields and returns should be considered when comparing the Fund's performance information to information published with respect to other investment companies and other investment vehicles. Yield and return quotations should also be considered relative to changes in the value of the Fund's shares and the risks associated with the Fund's investment objective and policies. At anytime in the future, yield and return quotations may be higher or lower than past yield or return quotations, and there can be no assurance that any historical yield or return quotation will continue in the future.

    The Fund may also include comparative performance information in advertising or marketing the Fund's shares. Such performance information may include data from Lipper Analytical Services, Inc. and Morningstar, Inc., or other industry publications.

    For more information regarding the computation of yield or average annual total return quotations, see the Fund's Statement of Additional Information.

                               PURCHASE OF SHARES


    You may purchase shares directly from the Fund without a sales charge on any day the New York Stock Exchange is open for business. The public offering price for shares purchased is the net asset value per share of the Fund next determined after a purchase order becomes effective. Orders for the purchase of Fund shares become effective (i) immediately, if received prior to 4:00 P.M. New York time on any business day. Shares being purchased will begin accruing dividends on the day following the date of purchase and continue to earn dividends until the date of redemption. Information regarding transmittal of funds by bank wire and procurement of a Federal Reserve Draft may be obtained from your bank. All payments (including checks from individual investors) must be in U.S. dollars. If your check does not clear, Firstar Trust Company will cancel your purchase and charge you a $20 fee. Moreover, you could be liable for any losses incurred.


    The minimum initial purchase is $1,000 and the minimum subsequent purchase is $100. Subsequent investments are made in the same manner as an initial purchase is made.


    All shares purchased are confirmed to you and credited to your account at the net asset value determined as described herein under the heading "Determination of Net Asset Value". Share certificates are issued only on written request by you to Fundamental Family of Funds, c/o Firstar Trust Company, P.O. Box 701, Milwaukee, WI 53201-0701. There is no charge for share certificates.

Certificates are not issued for fractional shares. Certificates will only be issued in amounts of 1,000 or more shares. The issuance of certificates may be discontinued at any time without prior notice. The Fund reserves the right to reject any purchase order. The Fund reserves the right to limit the number of checks processed at any one time and will notify investors prior to exercising this right.

    Although shares of the Fund may be purchased without a sales charge if you purchase them directly from the Fund, you may be charged a fee for effecting transactions in the Fund's shares through securities dealers, banks, or other financial institutions.

    The Fundamental Automatic Investment Program offers a simple way to maintain a regular investment program. The Fund has waived the initial investment minimum for you when you open a new account and invest $100 or more per month through the Fundamental Automatic Investment Program. The Fundamental Automatic Investment Program allows you to purchase shares (minimum of $50 per transaction) at regular intervals. Investments are made by transferring funds directly from your checking, or bank money market account. At your option investments can be made, once a month on either the fifth or the twentieth day, or twice a month on both days.

    To establish a Fundamental Automatic Investment Program, or to add this option to your existing account simply complete an authorization form, which can be obtained by calling 1-800-322-6864. You may cancel this privilege or change the amount you invest at any time. Initial Program setup and any modifications may take up to ten days to take effect. There is currently no charge for this service, and the Fund may terminate or modify this privilege at any time.

Methods of Payment


    Payment by Wire: An expeditious method of investing in the Fund is through the transmittal of Federal funds by bank wire to Firstar Trust Company (the "Bank"). Federal funds transmitted by bank wire to the Bank and received by it prior to 4:00 P.M. New York time are priced at the net asset value determined on such day. Federal funds received after 4:00 P.M. New York time will be available on the next business day. Funds other than Federal funds transmitted by bank wire may or may not be converted into Federal funds on the day received by the Bank depending upon the time the funds are received and the bank wiring the funds. We encourage you to make payment by wire in Federal funds. The Fund will not be responsible for delays in the wiring system.


    To purchase shares by wiring funds, instruct a commercial bank to wire your money to:

                                         .  Instructions for new accounts should
specify the name, address, and social security number of each person in whose name the shares are to be registered and the name of the Fund. If you are an existing shareholder, you need only furnish your account number and the name of the Fund. Failure to submit required information may delay investment.


    Payment by Mail: Purchase orders for which remittance is to be made by check may be submitted directly by mail or otherwise to Fundamental Family of Funds, c/o Firstar Trust Company, P.O. Box 701, Milwaukee, WI 53201-0701. Checks should be made payable to Fundamental Family of Funds.


    When opening a new account, you must enclose a completed purchase application. If you are an existing shareholder, you should enclose the detachable stub from a monthly account statement you have received or otherwise indicate your account number and the name of the Fund.

    Personal Delivery: For personal delivery instructions, please call the Fund at (800) 322-6864.

    Exchange for Municipal Securities: If you own municipal obligations meeting the criteria for investment by the Fund, you may exchange such securities for shares of the Fund. All such exchanges are discretionary with the Fund. If you desire to make such an exchange, you should contact the Fund prior to delivering any securities in order to establish that the securities are acceptable for exchange, to determine what transaction charges, if any, may be imposed and to obtain delivery instructions for such securities. The value of the securities being exchanged will be determined in the same manner as the value of the Fund's portfolio securities is determined (see "Determination of Net Asset Value"); the specific method of determining the value will be provided to you on request. The Fund reserves the right to refuse any such exchange, even if the securities offered by an investor meet the general investment criteria of the Fund. An investor may recognize capital gain or loss for Federal income tax purposes upon such exchange. Maturing bonds or detached coupons submitted within five (5) business days of the payment date are credited on the payment date.


    Exchange Privilege: For your convenience, the Exchange Privilege permits you to purchase shares in any of the other funds for which Fundamental Portfolio Advisors, Inc. acts as the investment manager in exchange for shares of the Fund at respective net asset values per share. Exchange instructions must be given in writing to Fundamental Family of Funds, c/o Firstar Trust Company, P.O. Box 701, Milwaukee, WI 53201-0701, the Fund's transfer agent, and must specify the number of shares of the Fund to be exchanged (such shares must have a current value of at least $1,000) and the fund into which the exchange is being made. If you have previously established a Telephone Exchange Privilege, you may telephone exchange instructions by calling Firstar Trust Company. However, there are other considerations with respect to losses resulting from unauthorized telephone transactions. For more detail, see "Redemption of Shares-Telephone Redemption Privilege." Before any exchange, you must obtain, and should review, a copy of the current prospectus of the fund into which your exchange is being made. Prospectuses may be obtained by calling or writing the Fund.


    The Exchange Privilege is only available in those states where such exchange can legally be made and exchanges may only be made between accounts with identical account registration and account numbers. Prior to effecting an exchange, you should consider the investment policies of the fund in which you are seeking to invest. Any exchange of shares is, in effect, a redemption of shares in one fund and a purchase of the other fund. You may realize a capital gain or loss for Federal income tax purposes in connection with an exchange. The Exchange Privilege may be modified or terminated by the Fund at any time without notice.

                              REDEMPTION OF SHARES


    Shares of the Fund are redeemable at your option without charge at the next determined net asset value following receipt by Firstar Trust Company of a redemption request in proper order. To effect a redemption, you may utilize the Check Redemption Privilege, the Telephone Redemption Privilege, the Expedited Redemption Privilege, or the regular redemption procedure. Due to the cost of maintaining an account, the Fund reserves the right to redeem an account involuntarily, on not less than 60 days' written notice, at any time an investor has reduced his or her account to less than $100. During the 60-day period, a shareholder may increase his or her holdings to $100 or more, and thereby avoid an involuntary redemption.

    When redemption requests are received by Firstar Trust Company by 4:00 P.M. New York time on any day during which the net asset value is determined (see "Determination of Net Asset Value"), the redemption will be effective on such day, and payment will be made on the next business day based on the net asset value next determined after receipt of the redemption instruction. If a redemption notice is received after 4:00 P.M. New York time, the redemption will be effective on the next business day, and payment will be made thereafter on the second business day. In the event you wish to liquidate your holdings, you will be entitled to all dividends declared through the date of redemption. At times, the Fund may be requested to redeem shares for which it has not yet received good payment. The Fund may delay, or cause to be delayed, the mailing of a redemption check until such time as it has assured itself that good payment has been received from the purchase of such shares, which may take up to 15 days. In the case of payment by check, the determination of whether the check has been paid by the paying institution generally takes up to seven days, but may take longer. You may avoid this delay by purchasing shares by wire or by using a certified or official bank check drawn on a U.S. bank. In the event of delays in payment of redemption proceeds, the Fund will take all available steps to expedite collection of the investment check. If shares were purchased by check, you may write checks against such shares only after 15 days from the date the purchase was executed. Shareholders who draw against shares purchased fewer than 15 days from the date of original purchase, will be charged usual and customary bank fees. The Fund reserves the right to suspend the right of redemption or postpone the day of payment (1) during any period when the New York Stock Exchange is closed (other than customary weekend and holiday closings), (2) when the trading markets normally used by the Fund are restricted or an emergency exists as determined by the Securities and Exchange Commission (the "Commission") as to make the disposal of the Fund's investments or determination of its net asset value unreasonably impracticable, or (3) for such other periods as the Commission by order may permit to protect the Fund's shareholders.

    You may realize a taxable capital gain or loss when shares are redeemed, depending on their net asset value. On all redemption requests (including redemption checks) for joint accounts, the signatures of all joint owners are required unless shareholders have designated otherwise.

Check Redemption Privilege


    You may request that the Fund provide you with redemption checks ("Checks") drawn on the Fund's account by either (i) completing the appropriate section of the application order form or (ii) subsequent written request to the Fund. These Checks will be sent only to the individuals in whose name the account is registered and only to the address of record with the Fund. You may use the Checks in any lawful manner and make them payable to the order of any person or company in an amount of $100 or more. Dividends continue to be earned until the Check clears the Fund account and is paid by Firstar Trust Company. The Fund may delay, or cause to be delayed, payment of redemption proceeds until such time as it or Firstar Trust Company has assured itself that good payment has been collected for the purchase of such shares. In addition, the Fund reserves the right not to honor Check redemption requests if the shares to be redeemed have been purchased by check within seven days prior to the date the redemption request is received by Firstar Trust Company unless the check used for investment has been cleared for payment by your bank. You will be subject to the same rules and regulations that the Bank applies to checking accounts in general. There is currently no charge to you for the use of Checks, except that a fee may be imposed by Firstar Trust Company if an investor requests that it stop payment of a Check or if it cannot honor a Check due to insufficient funds or other valid reasons.

    When a Check is presented to Firstar Trust Company for payment, Firstar Trust Company, as your agent, will cause the Fund to redeem a sufficient number of shares in your account to cover the amount of the Check. Shares for which certificates have been issued may not be redeemed by Check. Since the net asset value of the Fund's shares changes daily, you should make certain that the total value of your account is sufficient to cover the amount of your Check. Otherwise, the Check will be returned marked insufficient funds. Checks may not be used to close an account. The Check Redemption Privilege may be modified or terminated at any time by either the Fund or Firstar Trust Company.


Telephone Redemption Privilege


    You may direct redemptions of up to $150,000 worth of shares per day by telephone by either (i) completing the appropriate section of the application form or (ii) subsequent signature guaranteed* written request. Telephone calls may be recorded. Firstar Trust Company will act on instructions that it reasonably believes to be genuine. The proceeds of the redemption will only be mailed to the address of record with the Fund, provided that your account registration has not changed within the last 30 days. The Fund reserves the right to refuse a telephone redemption and may limit the amount and frequency. The Telephone Redemption Privilege may be modified or terminated at any time by either the Fund or Firstar Trust Company.

    Neither the Fund nor its transfer agent will be liable for following instructions that they reasonably believe to be genuine. It is the Fund's policy to provide that a written confirmation statement of all telephone call transactions be mailed to shareholders at their address of record within three business days after the telephone call transaction. You should verify the accuracy of telephone call transactions immediately upon receipt of your confirmation statement. As a result of this policy, you will bear the risk of loss in the event of a fraudulent telephone exchange or redemption transaction.

----------
*A signature guarantee must be from an eligible guarantor institution approved by Firstar Trust Company. Signature guarantees in proper form generally will be accepted from domestic banks, a member of a national securities exchange, credit unions and savings associations, as well as from participants in the Securities Transfer Agents Municipal Program ("STAMP"). If you have any questions with respect to signature guarantees, please call the transfer agent at (800) 322-6864.

Expedited Redemption Privilege


    Requests for expedited redemption may be made by wire, letter or telephone if you have previously filed with Firstar Trust Company a signed telephone authorization form available from the Fund. If the request is for more than $5,000, proceeds of the expedited redemption will be transferred by Federal Reserve wire to the bank specified in the authorization form or to a correspondent bank if your bank is not a member of the Federal Reserve System. Firstar Trust Company charges a $12 service fee for each payment of redemption proceeds made by Federal wire. This fee will be deducted from your account. If the correspondent bank fails to notify your bank immediately, there could be a delay in crediting the funds to your bank account. Proceeds of less than $5,000 will be mailed to your address. The Fund reserves the right to refuse an expedited redemption and may limit the amount and frequency. This procedure may be modified or terminated at any time without prior notice by either the Fund or Firstar Trust Company. Any time funds are wired by the Bank, the proceeds of redemption may be subject to the deduction of the Bank's usual and customary charges for wiring funds.


    In order to qualify to use the Expedited Redemption Privilege, you must complete the appropriate portion of the new account application and your initial payment for purchase of the Fund's shares must be drawn on, and redemption proceeds paid to, the same bank and account as designated on the application.


    In order to change the commercial bank or account designated to receive the redemption proceeds, you must send a written request to Fundamental Family of Funds, c/o Firstar Trust Company, P.O. Box 701, Milwaukee, WI 53201-0701. Such request must be signed by each shareholder with each signature guaranteed by an eligible guarantor (see above).


Regular Redemption Procedure


    You may redeem your shares by sending a written request, together with duly endorsed share certificates, if any, to Fundamental Family of Funds, c/o Firstar Trust Company, P.O. Box 701, Milwaukee, WI 53201-0701. All certificates and all written requests for redemption must be endorsed by you. For redemptions exceeding $50,000 (and for all written redemption requests, regardless of amount, made within 30 days following any change in account registration), your endorsement must be signature guaranteed, as described above. Firstar Trust Company may, at its option, request further documentation from corporations, executors, administrators, trustees or guardians. If requested, redemption proceeds of more than $5,000 will be wired into any member bank of the Federal Reserve System. However, such transaction may be subject to a deduction of the Bank's usual and customary charges for wiring funds. The Fund will accept other suitable verification arrangements for foreign investors. Redemptions by mail will not become effective until all documents in the form required have been received by Firstar Trust Company.


How to Transfer Shares


    Shares may be transferred from one person to another by sending to Firstar Trust Company a written request for such transfer, signed by the registered owner(s) exactly as the account is registered with each signature guaranteed as described above, with (i) the name(s) of the new registered owner(s), (ii) the social security number or taxpayer identification number for the new registration, and (iii) the redemption option elected. If the shares being transferred are represented by certificates in the possession of the investor, such certificates, properly signed with signature guarantees, must also be forwarded to Firstar Trust Company. In addition, Firstar Trust Company reserves the right to request any additional documents that may be required for transfer by corporations, executors, administrators, trustees, and guardians.


Reopening an Account

    You may reopen an account with a minimum investment of $100 or more without filing a new application form during the year in which your account was closed or during the following calendar year, provided that the information on your original form is still applicable. The Fund may require you to file a statement that all information on the original account application form remains applicable.

                        DETERMINATION OF NET ASSET VALUE

    The net asset value per share is determined as of the close of trading on the New York Stock Exchange (currently 4:00 p.m., New York time) on each day that both the New York Stock Exchange and the Fund's custodian bank are open for business and on any other day during which there is a sufficient degree of trading in the Fund's portfolio securities that the Fund's net asset value might be materially affected by changes in the value of its portfolio securities, unless there have been no shares tendered for redemption or orders to purchase shares received. The net asset value per share is computed by taking the value of all assets of the Fund, subtracting the liabilities of the Fund, and dividing by the number of outstanding shares. For purposes of determining net asset value, expenses of the Fund are accrued daily and taken into account.

    The Fund's portfolio securities are valued on the basis of prices provided by an independent pricing service when, in the opinion of persons designated by the Fund's trustees, such prices are believed to reflect the fair market value of such securities. Prices of non-exchange traded portfolio securities provided by independent pricing services are generally determined without regard to bid or last sale prices but take into account institutional size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. Securities traded or dealt in upon a securities exchange and not subject to restrictions against resale are valued at the last quoted sales price, or, in the absence of a sale, at the mean of the last bid and asked prices. Money market and short-term debt instruments with a remaining maturity of 60 days or less will be valued on an amortized cost basis. Municipal daily or weekly variable rate demand instruments will be priced at par value plus accrued interest. Securities not priced in a manner described above and other assets are valued by persons designated by the Fund's trustees using methods which the trustees believe accurately reflects fair value. The prices realized from the sale of these securities could be less than those originally paid by the Fund or less than what may be considered the fair value of such securities.

    Included in the portfolio securities of the Fund in determining net asset value is the value of all when-issued securities that the Fund has committed itself to purchase. However, the Fund's ability to purchase such securities remains constant (see "Investment Objective and Policies").

                              DISTRIBUTION EXPENSES

    The Board of Trustees and shareholders of the Fund have approved a plan of distribution under Rule 12b-1 of the 1940 Act (the "Plan"). Pursuant to the Plan, the Fund may pay certain promotional and advertising expenses and may compensate certain registered securities dealers and financial institutions for services provided in connection with processing orders for the purchase or redemption of Fund shares, and for furnishing other shareholder services.


    The Fund's Board of Trustees approved the continuance of the Fund's Plan for a period of sixty days following the date of its expiration in contemplation of a transaction pursuant to which Tocqueville Asset Management L.P. would assume management of the assets of the Fund. Otherwise, the Plan would have expired on April 1, 1998. See ("Management").


    Payments by the Fund shall not, in the aggregate, in any fiscal year of the Fund, exceed one-half of 1% of daily net assets of the Fund for expenses incurred in distributing and promoting the Fund's shares. The Plan will make payments only for expenses actually incurred by such dealers and financial institutions. The Plan will not carry over expenses from year to year, and if the Plan is terminated in accordance with its terms, the obligation of the Fund to make payments pursuant to the Plan will cease and the Fund will not be required to make any payments for expenses incurred after the date the Plan terminates. The Fund may enter into shareholder processing and service agreements ("Shareholder Service Agreements") with any securities dealer who is registered under the Securities Exchange Act of 1934 and is a member in good standing of the National Association of Securities Dealers, Inc., and with banks and other financial institutions that may wish to establish accounts or sub-accounts on behalf of their customers ("Shareholder Service Agents"). The Fund may pay such Shareholder Service Agents for their services, and to cover expenses in connection with advertising, sales literature and other promotional materials on behalf of the Fund, and the fees payable therefor will be reviewed quarterly by the Fund's Board of Trustees. See "Distribution Plan" in the Fund's Statement of Additional Information for more details.

    On April 16, 1987, the Board of Trustees of the Fund, including a majority of the disinterested trustees who have no direct or indirect financial interest in the operation of the Plan or any agreements relating thereto, authorized the Fund to enter into an agreement with Fundamental Service Corporation, a Delaware corporation, under the Plan. The agreement provides that the Fund may pay the usual and customary agency's commission to Fundamental Service Corporation for producing and placing Fund advertising in newspapers, magazines, or other periodicals or on radio or television. In addition to the foregoing, the Fund may pay Fundamental Service Corporation for marketing research and promotional services specifically relating to the distribution of Fund shares, including employment expenses of personnel primarily responsible for responding to inquiries from prospective investors.

    The Plan shall continue each year if specifically approved annually by the Board of Trustees of the Fund and the affirmative vote of a majority of the trustees who are not interested persons of the Fund, and with no direct or indirect financial interest in the Plan, by votes cast in person at a meeting called for such purpose. The Plan may not be amended to increase the maximum amount of payments by the Fund without shareholder approval, and all material amendments to the provisions of the Plan must be approved by a vote of the Board of Trustees and the trustees who have no direct or indirect interest in the Plan, cast in person at a meeting called for the purpose of such vote.


    The Plan provides that Fund management shall provide, and the independent trustees shall review, quarterly reports setting forth the amounts expended pursuant to the Plan and the purpose for which the amounts were expended. It further provides that while the Plan is in effect, the selection and nomination of those trustees of the Fund who are not interested persons of the Fund, is committed to the discretion of the independent trustees. During the year ended December 31, 1997, the Fund incurred expenses amounting to $44,731 under the Plan, including approximately $39,200 paid to Fundamental Service Corporation under the Plan.

    NASD Regulation, Inc. ("NASDR") entered into a Letter of Acceptance, Waiver and Consent with Fundamental Service Corporation that imposed a total of $125,000 in fines and other stipulated sanctions on Fundamental Service Corporation and two of its officers for distributing advertising materials for Fundamental U.S. Government Strategic Income Fund that NASDR deemed to be false and misleading. Fundamental Service Corporation neither admitted nor denied the allegations and filed a Mitigation Statement in response to the Letter of Acceptance, Waiver and Consent.


    The Glass-Steagall Act and other applicable laws, among other things, generally prohibit Federally chartered or supervised banks from engaging in the business of underwriting, selling, or distributing securities. Accordingly, the Fund will engage banks as Shareholder Service Agents to perform only administrative and shareholder servicing functions. While the matter is not free from doubt, Fund management believes that such laws should not preclude a bank from acting as a Shareholder Service Agent performing the above-referenced administrative and shareholder servicing functions. However, judicial or administrative decisions or interpretations of such laws, as well as changes in either Federal or state statutes or regulations relating to the permissible activities of banks or their subsidiaries or affiliates, could prevent a bank from continuing to perform all or part of its servicing activities. If a bank were prohibited from so acting, shareholder clients would be permitted to remain as Fund shareholders and alternative means for continuing the servicing of such shareholders would be sought. In such event, changes in the operation of the Fund might occur, and shareholders serviced by such bank might no longer be able to avail themselves of services then being provided by such a bank. It is not expected that shareholders would suffer any adverse financial consequences as a result of any of these occurrences.

                                   MANAGEMENT

    The Original Management Agreement appointing Fundamental Portfolio Advisors, Inc. as the investment manager of the Fund was approved by the Fund's Board of Trustees on October 1, 1986, and approved by shareholders on January 26, 1987. Acting pursuant to the current investment management agreement adopted by the Board of Trustees of the Fund on November 10, 1988, which is substantially identical to the Original Agreement, Fundamental Portfolio Advisors, Inc. (the "Manager") serves as the investment manager of the Fund. Its principal place of business is 90 Washington Street, New York, NY 10006. The Manager has been providing investment advisory services to the Fundamental Family of Funds since it was founded in 1986.

    The Fund's Board of Trustees approved the continuance of the Fund's current Management Agreement for a period of sixty days following the date of its expiration in contemplation of the consummation of a transaction pursuant to which Tocqueville Asset Management L.P. ("Tocqueville") would assume management of the assets of the Fund. Otherwise, the Management Agreement would have expired on April 1, 1998. Tocqueville is the investment adviser to the Tocqueville Funds.

    It is anticipated that shareholders of the Fund will be asked to consider and approve an Agreement and Plan of Reorganization providing for the transfer of the Fund's assets to a separate, newly-created Tocqueville Fund having the same investment policies and objectives as those of the Fund at a special meeting of shareholders scheduled to be held in late Spring. Subsequent to the filing with the Securities and Exchange Commission of preliminary proxy solicitation materials seeking shareholder approval of the Agreement and Plan of Reorganization at the special meeting of shareholders, the Manager filed two preliminary proxy statements with the Securities and Exchange Commission, one opposing the transaction pursuant to which Tocqueville would assume management of the assets of the Fund; the second, proposing to replace the two independent Board Members of the Fundamental Funds and the election of six new nominees to the Fund's Board (in addition to Vincent J. Malanga, a current Board Member).

    The Manager manages and supervises the Fund's investment portfolio and directs the purchase and sales of its investment securities. The Manager utilizes an investment committee to manage the assets of the Fund. The committee is currently composed of the following members: Vincent J. Malanga, a portfolio strategist affiliated with the Manager and Jane Tubis, a trading assistant affiliated with the Manager.

    Vincent J. Malanga is, and has been for more than the past five years, Chairman of the Board, Chief Executive Officer, President and Treasurer of the Fundamental Family of Funds. He is, and has been for more than the past five years, President, Treasurer, and a Director of the Manager, Executive Vice President, Secretary and a Director of Fundamental Service Corporation (the Distributor for certain of the Fundamental Family of Funds) and President of LaSalle Economics, Inc., an economic consulting firm, and a managing director of LaSalle Portfolio Management, Inc., a commodity trading adviser.


    Jane Tubis is, and has been for more than the past five years, a trading assistant with the Manager.

    The Current Agreement between the Fund and the Manager provides that the Manager shall, at its own expense, furnish to the Fund office space in the offices of the Manager or in such other place as may be agreed upon from time to time, and all necessary office facilities, equipment and personnel for managing the affairs and investments and supervising the keeping of the Fund's books and shall arrange, if desired by the Fund, for all directors and executive officers of the Manager's organization to serve as officers or trustees of the Fund. Under the terms of the Current Agreement, the Manager assumes and shall pay or reimburse the Fund for (1) the compensation (if any) of the trustees of the Fund who are affiliated with, or "interested persons" of, the Manager and all officers of the Fund as such; and (2) all expenses not specifically assumed by the Fund where such expenses are incurred by the Manager or by the Fund in connection with the management of the investment and reinvestment of the assets of the Fund, and the management of the affairs of the Fund.

    Under the terms of the Current Agreement, the following expenses, among others, incurred in the operation of the Fund, will be borne by the Fund: (1) charges and expenses for determining from time to time the value of the net assets of the Fund and the keeping of its books and records; (2) charges and expenses of auditors; (3) charges and expenses of any custodian, transfer agent, plan agent, dividend-disbursing agent, and registrar appointed by the Fund; (4) brokers' commissions, and issue and transfer taxes, chargeable to the Fund in connection with securities transactions to which the Fund is a party; (5) insurance premiums, interest charges, dues and fees for membership in trade associations, and all taxes and fees payable by the Fund to Federal, state, or other governmental agencies; (6) the cost of share certificates representing shares of the Fund; (7) fees and expenses involved in registering and maintaining registrations of the Fund and of its shares with the Commission, including the preparation of prospectuses for filing with the Commission and any application for exemption whether or not relating to, or directed toward, the sale of the Fund's shares; (8) all expenses of shareholders' and trustees' meetings and of preparing, printing, and distributing notices, proxy statements, and all reports to shareholders and to governmental agencies; (9) charges and expenses of legal counsel to the Fund; (10) compensation of those trustees of the Fund as such who are not affiliated with or "interested persons" of the Manager or the Fund (other than as trustees); (11) fees and expenses incurred pursuant to a plan adopted pursuant to Rule 12b-1 under the 1940 Act; and (12) such nonrecurring or extraordinary expenses as may arise, including litigation affecting the Fund and any indemnification by the Fund of its trustees, officers, employees, or agents with respect thereto.

    Pursuant to the Current Agreement, the Manager will provide the Fund with advice and recommendations in the choice of investments and will execute the Fund's security transactions. These services will be under the supervision of Mr. Vincent J. Malanga, as trustee, president-treasurer, and chief executive officer of the Fund. The Current Agreement provides that the Manager shall, subject to the supervision of the Board of Trustees of the Fund, generally attend, direct, and manage the affairs of the Fund. In consideration for such services, the Fund has agreed to pay the Manager an annual fee, accrued daily and paid monthly, at the following rate on the average daily closing net asset value of the Fund:

     Net Asset Value    Annual Rate
     -----------------------------------------------------------------------
     For assets up to $100,000,000                              50/100 of 1%

     For assets in excess of $100,000,000 up to $200,000,000    48/100 of 1%

     For assets in excess of $200,000,000 up to $300,000,000    46/100 of 1%

     For assets in excess of $300,000,000 up to $400,000,000    44/100 of 1%

     For assets in excess of $400,000,000 up to $500,000,000    42/100 of 1%

     For assets in excess of $500,000,000                       40/100 of 1%

    The Current Agreement terminates upon assignment and may be terminated without penalty on 60 days' written notice by a vote of the majority of the Fund's Board of Trustees or by the holders of a majority of the Fund's outstanding shares. Unless earlier terminated as described above, the Current Agreement will continue in effect from year to year if its continuance is approved at least annually (1) by the Board of Trustees of the Fund or the vote of the holders of a majority of the outstanding shares of the Fund and (2) in either event, by a majority of the trustees of the Fund who are not parties to the Current Agreement or "interested persons" of any such party, by votes cast in person at a meeting called for the purpose of voting on such approval.


    On September 30, 1997, the Securities and Exchange Commission (the "Commission") instituted administrative proceedings against the Manager, Fundamental Service Corporation, and Drs. Lance M. Brofman and Vincent J. Malanga (the "Parties"). The Commission's Order instituting the proceedings alleges, among other things, certain violations of the federal securities laws, including the antifraud provisions, for failing to disclose the risks associated with investments in inverse floating rate notes made on behalf of the Fundamental U.S. Government Strategic Income Fund (the "Government Fund") in 1993 and 1994, marketing the Government Fund in a way that was contrary to the administration of the Government Fund, exceeding the Government Fund's portfolio duration of three years or less as stated in its prospectus, and failing to disclose the Manager's soft dollar practices to the Fundamental Fund Boards. A hearing has been scheduled to determine whether the allegations against the Parties are true, and if so, whether remedial action is appropriate. Counsel to the Parties have indicated that the Parties intend to vigorously contest the charges. The Manager has indicated that the institution of the proceedings against the Parties has not adversely affected the ability of the Manager or Fundamental Service Corporation to continue to perform the day-to-day affairs of the Fundamental Funds.

     The Manager and Fundamental Service Corporation (on behalf of certain of their directors, officers, shareholders, employees and control persons) (the "Indemnitees") received payments during the fiscal year ended December 31, 1997 from three of the Fundamental Funds for attorneys' fees incurred by them in defending certain proceedings. The payments were as follows: Fundamental U.S. Government Strategic Income Fund (approximately $232,500); New York Muni Fund (approximately $50,000); and the California Muni Fund (approximately $4,000). Upon learning of the payments, the independent Board Members of the Fundamental Funds directed that the Indemnitees return all of the payments to the Funds or place them in escrow pending their receipt of an opinion of an independent legal counsel to the effect that the Indemnitees are entitled to receive them.

    On April 30, 1998, the Indemnitees placed $106,863 into an escrow account pending clarification of certain legal issues. The Manager and Fundamental Service Corporation have asserted that they waived fees during the year ended December 31, 1997 and that the amount placed in escrow should be net of any reimbursements already made to the Funds in the form of fees forgone. Upon learning that $106,863 was placed into an escrow account on behalf of the Funds, the independent Board Members referred the Manager and Fundamental Service Corporation to their prior directive and asked that the entire amount of all payments received by such entities ($286,500) be placed into said escrow account. For further information, see Notes to the December 31, 1997 Financial Statements of Fundamental U.S. Government Strategic Income Fund, New York Muni Fund and the California Muni Fund, attached to the Statement of Additional Information.

    For further information concerning the management of the Fund, see the Fund's Statement of Additional Information under the caption "Management of the Fund."



Portfolio Brokerage

    It is the Fund's policy to seek execution of its purchases and sales at the most favorable prices through responsible broker-dealers and in agency transactions, at competitive commission rates. The Fund's brokerage allocation policy may permit the Fund to pay a broker-dealer which furnishes research services a higher commission than that which might be charged by another broker-dealer which does not furnish research services, provided that such commission is deemed reasonable in relation to the value of the services provided by such broker-dealer (see the Fund's Statement of Additional Information for a complete discussion of the Fund's brokerage allocation policy). It is not the Fund's practice to allocate principal business on the basis of sales of Fund shares which may be made through brokers or dealers, although broker-dealers effecting purchases of Fund shares for their customers may participate in principal transactions or brokerage allocation. The Fund may, however, allocate principal business or brokerage to obtain for the benefit of the Fund services that the Fund would otherwise have to pay for directly.


                            DIVIDENDS AND TAX MATTERS


Dividends and Distributions

    All of the Fund's net investment income, consisting of interest income accrued less all expenses, is calculated daily and declared as a dividend to shareholders of record of the Fund at the close of business on the previous day. Dividends are distributed monthly. Net capital gains, if any, will normally be distributed annually, before the close of the Fund's tax year and prior to filing the Fund's tax return.


    Dividends and capital gains distributions are normally paid in additional shares of the Fund. If you wish to receive dividends or distributions in cash, you must file an election with Firstar Trust Company, which election will remain in effect until Firstar Trust Company is notified by you in writing to change the election, at least ten (10) days prior to payment date.

Tax Matters

    The Fund intends to qualify as a regulated investment company by satisfying the requirements under Subchapter M of the Code, including requirements with respect to diversification of assets, distribution of income and sources of income. It is the Fund's policy to distribute to shareholders all of its investment income (net of expenses) and any capital gains (net of capital losses) in accordance with the timing requirements imposed by the Code, so that the Fund will satisfy the distribution requirement of Subchapter M and will not be subject to Federal income tax or the 4% excise tax.

    If the Fund fails to satisfy any of the Code requirements for qualification as a regulated investment company, it will be taxed at regular corporate tax rates on all its taxable income (including capital gains) without any deduction for distributions to shareholders, and distributions to shareholders will be taxable as ordinary dividends (even if derived from the Fund's net long-term capital gains) to the extent of the Fund's current and accumulated earnings and profits.

    Distributions by the Fund of its tax-exempt interest income are designated as exempt-interest dividends, which are excludable from gross income for Federal income tax purposes. However, shareholders are required to report the receipt of exempt-interest dividends, together with other tax-exempt interest, on their Federal income tax returns. In addition, these exempt-interest dividends may be subject to the Federal alternative minimum tax and will be taken into account in determining the portion, if any, of Social Security benefits received which must be included in gross income for Federal income tax purposes. Further, interest or indebtedness incurred or continued to purchase or carry shares of the Fund (which indebtedness likely need not be directly traceable to the purchase or carrying of such shares) will not be deductible for Federal income tax purposes. Finally, a shareholder who is (or is related to) a "substantial user" of a facility financed by industrial development bonds held by the Fund will likely be subject to tax on dividends paid by the Fund that are derived from interest on such bonds.

    A small portion of the Fund's net investment income may under certain circumstances be taxable, and distributions thereof, as well as distributions of any net capital gain will be taxable to shareholders. Distributions by the Fund of its taxable net investment income and the excess, if any, of its net short-term capital gain over its net long-term capital loss are taxable to shareholders as ordinary income. Such distributions are treated as dividends for Federal income tax purposes but do not qualify for the 70% dividends-received deduction for corporate shareholders. Distributions by the Fund of the excess, if any, of its net long-term capital gain over its net short-term capital loss are designated as capital gains dividends and are taxable to shareholders as long-term capital gains, regardless of the length of time shareholders have held their shares.

    Tax-exempt interest on specified private activity bonds issued after August 7, 1986, is treated as a tax preference item for purposes of the Federal alternative minimum tax ("AMT"). Thus, corporate and individual shareholders may incur an AMT liability as a result of receiving exempt-interest dividends from the Fund to the extent such dividends are attributable to interest from such private activity bonds. In addition, because all exempt-interest dividends are included in a corporate shareholder's adjusted current earnings (which is used in computing a separate preference item for corporations), corporate shareholders may incur an AMT liability as a result of receiving any exempt-interest dividends from the Fund.

    Distributions to shareholders will be treated in the same manner for Federal income tax purposes whether received in cash or reinvested in additional shares of the Fund. In general, distributions by the Fund are taken into account by the shareholders in the year in which they are made. However, certain distributions made during January will be treated as having been paid by the Fund and received by the shareholders on December 31 of the preceding year.

    Investors should carefully consider the tax implications of purchasing shares just prior to the record date of any ordinary income dividend or capital gain dividend. Those investors purchasing shares just prior to an ordinary income orcapital gain dividend will be taxed on the entire amount of the dividend received, even though the net asset value per share on the date of such purchase reflected the amount of such dividend and such dividend economically constitutes a return of capital to such investors.

    A shareholder will recognize gain or loss upon the sale or redemption of shares of the Fund in an amount equal to the difference between the proceeds of the sale or redemption and the shareholder's adjusted tax basis in the shares. Any loss realized upon a taxable disposition of shares within six months from the date of their purchase will be treated as a long-term capital loss to the extent of any capital gain dividends received on such shares. All or a portion of any loss realized upon a taxable disposition of shares of the Fund may be disallowed if other shares of the Fund are purchased within 30 days before or after such disposition.

    If a shareholder is a non-resident alien or foreign entity shareholder, ordinary income dividends paid to such shareholder generally will be subject to United States withholding tax at a rate of 30% (or lower rate under an applicable treaty). We urge non-United States shareholders to consult their own tax adviser concerning the applicability of the United States withholding tax.

    Under the backup withholding rules of the Code, certain shareholders may be subject to 31% withholding of Federal income tax on ordinary income dividends paid by the Fund. In order to avoid this backup withholding, a shareholder must provide the Fund with a correct taxpayer identification number (which for most individuals is his or her Social Security number) or certify that it is a corporation or otherwise exempt from or not subject to backup withholding.

    The exclusion from gross income for Federal income tax purposes of exempt-interest dividends does not necessarily result in exclusion under the income or other tax laws of any state or local taxing authority. However, to the extent that exempt-interest dividends are derived from interest received by the Fund on obligations of the State of California, its political subdivisions or its duly constituted authorities, they will be exempt from California personal income taxes for a California resident shareholder and for estates and trusts subject to the California personal income tax, such as private or probate trusts, but not business or commercial trusts). Exempt-interest dividends will not be excluded in determining California franchise taxes applicable to corporations or financial institutions.

    Statements regarding the tax status of distributions by the Fund will be mailed annually by Firstar Trust Company. In the event that a distribution may not be wholly excludable from gross income for Federal income tax purposes or exempt from the State of California personal income taxes, the statement will provide information about the tax-exempt percentage, which may vary from distribution to distribution.

    The foregoing discussion of Federal income tax consequences is based on tax laws and regulations in effect on the date of this Prospectus, and is subject to change by legislative or administrative action. As the foregoing discussion is for general information only, a prospective shareholder should also review the more detailed discussion of Federal income tax considerations relevant to the Fund that is contained in the Statement of Additional Information. In addition, each prospective shareholder should consult with his own tax adviser as to the tax consequences of investments in the Fund, including the application of state and local taxes which may differ from the Federal income tax consequences described above.


                               GENERAL INFORMATION

    Shareholders are entitled to one vote for each full share held (and fractional votes for fractional shares) and may vote to elect trustees and on the other matters submitted to meetings of shareholders. Annual meetings of shareholders are not contemplated by the Fund, but shareholder meetings may be called and held when necessary and desirable. The Fund's shareholders have the right, on declaration in writing or vote of more than two-thirds of the Fund's outstanding shares, to remove a trustee. The Fund's trustees will call a meeting of shareholders to vote on removing a trustee on the written request of the record holders of 10% of the Fund's shares. In addition, ten (10) shareholders of the Fund holding the lesser of $25,000 worth or 1% of the Fund's shares may advise the trustees in writing that they wish to communicate with other shareholders for the purpose of requesting a meeting to remove a trustee. The trustees will then either give the applicants access to the shareholder list or, if requested by the applicants, mail at the applicants' expense the applicants' communication to all other shareholders.

    No amendment may be made to the Fund's Declaration of Trust without the affirmative vote of the holders of a majority of the Fund's outstanding shares. The holders of shares have no preemptive or conversion rights. Shares, when issued, are fully paid and non-assessable except as set forth in the Fund's Statement of Additional Information under the caption "Additional Information about the Organization of the Fund." The Trust may be terminated on the sale of its assets to another issuer if such sale is approved by the vote of the holders of a majority of the outstanding shares or on liquidation and distribution of the Fund's assets, if approved by the holders of a majority of the outstanding shares. If not so terminated, the Trust will continue indefinitely. (As used in this paragraph, "a majority of the outstanding shares" means an actual majority of such shares, which differs from a majority shareholder vote as previously defined.)

    The Fund is a Massachusetts business trust and, subject to their fiduciary duties arising in connection therewith, trustees of the Fund are responsible for overall management of the business and affairs of the Fund. The Fund's governing instrument, the Declaration of Trust, provides that the trustees will not be liable for errors of judgment or mistakes of fact or law, but nothing in such document protects a trustee against any liability to which he or she would otherwise be subject to by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of duties involved in the conduct of his or her office.

    Annual and semi-annual reports of the Fund, together with the list of securities held by the Fund in its portfolio, are mailed to each shareholder.

    The Code of Ethics of Fundamental Portfolio Advisors, Inc. and the Fund prohibits all affiliated personnel from engaging in personal investment activities which compete with or attempt to take advantage of the Fund's planned portfolio transactions. The objective of the Code of Ethics of both the Fund and Fundamental Portfolio Advisors, Inc. is that their operations be carried out for the exclusive benefit of the Fund's shareholders. Both organizations maintain careful monitoring of compliance with the Code of Ethics.


    The custodian for the assets of the Fund is Firstar Trust Company. Firstar Trust Company also performs all services in connection with the transfer of the shares of the Fund. Shareholder inquiries should be directed to Firstar Trust Company by calling (800) 322-6864.


    This  Prospectus   omits  certain   information   contained  in  the  Fund's
Registration Statement, filed with the Securities and Exchange Commission. Copies of the Registration Statement, including items omitted herein, may be obtained from the Commission by paying the charges prescribed under its rules and regulations. The Fund's Statement of Additional Information included in such Registration Statement may be obtained without charge from the Fund.

(LEFT COLUMN)

THE CALIFORNIA MUNI FUND
90 Washington Street
New York   NY 10006
1-800-225-6864


Transfer Agent
Firstar Trust Company
P.O. Box 701
Milwaukee, WI 53201-0701
1-800-322-6864


Counsel to the Fund
Kramer, Levin, Naftalis &Frankel
New York, New York


Independent Auditors
McGladrey & Pullen, LLP
New York, New York





No person has been authorized to give any information or to make any representations other than those contained in this Prospectus and in the Fund's official sales literature in connection with the offer of the Fund's shares, and, if given or made, such other information or representations must not be relied upon as having been authorized by the Fund. This Prospectus does not constitute an offer in any State in which, or to any person to whom, such offering may not lawfully be made.


(RIGHT COLUMN)

                            THE CALIFORNIA MUNI FUND






                                   Prospectus
                                   May 1, 1998






                         THE CALIFORNIA (logo) MUNI FUND



                            (logo) FUNDAMENTAL
                                   Family of Funds

                       STATEMENT OF ADDITIONAL INFORMATION




                            THE CALIFORNIA MUNI FUND




                              90 Washington Street
                            New York, New York 10006

                                 (800) 322-6864







This Statement of Additional Information is not a Prospectus and should be read in conjunction with a Prospectus which may be obtained by writing to the Fund at the above address, or by calling the Fund at the above telephone number. Shareholder inquiries may also be placed through this number.







                       THIS STATEMENT IS DATED MAY 1, 1998
             AND SUPPLEMENTS THE FUND'S PROSPECTUS OF THE SAME DATE.

                                TABLE OF CONTENTS

INTRODUCTION.................................................................  3

INVESTMENT OBJECTIVE AND POLICIES............................................  3

INVESTMENT RESTRICTIONS......................................................  4

ADDITIONAL INFORMATION RELATING TO
  MUNICIPAL OBLIGATIONS......................................................  6

ADDITIONAL INFORMATION RELATING TO
  LOWER RATED SECURITIES.....................................................  8

MANAGEMENT OF THE FUND....................................................... 10


DISTRIBUTION PLAN............................................................ 13

CALCULATION OF YIELD......................................................... 15

CUSTODIAN AGREEMENT AND INDEPENDENT ACCOUNTANTS.............................. 19

TAXES........................................................................ 19

PORTFOLIO TRANSACTIONS....................................................... 25

ADDITIONAL INFORMATION ABOUT THE ORGANIZATION
  OF THE FUND................................................................ 27

INFORMATION WITH RESPECT TO CALIFORNIA STATE
  AND MUNICIPAL FINANCES..................................................... 28

OTHER INFORMATION............................................................ 43

FINANCIAL STATEMENTS......................................................... 40


INFORMATION WITH RESPECT TO SECURITIES RATINGS.............................. A-1

                                  INTRODUCTION

                  The California Muni Fund (the "Fund") is a mutual fund. The rules and regulations of the United States Securities and Exchange Commission (the "SEC") require all mutual funds to furnish prospective investors certain information concerning the activities of the company being considered for investment. This information is included in a Prospectus dated the same date as this Statement, which may be obtained without charge from the Fund by writing to or telephoning the Fund as indicated on the front page of this Statement of Additional Information. Some of the information required to be in this Statement of Additional Information is also included in the Fund's Prospectus and, in order to avoid repetition, reference will be made to sections of the Prospectus. Additionally, the Prospectus and this Statement of Additional Information omit certain information contained in the registration statement filed with the SEC. Copies of the registration statement, including items omitted from the Fund's Prospectus and this Statement of Additional Information, may be obtained from the SEC by paying the charges prescribed under its rules and regulations.


                        INVESTMENT OBJECTIVE AND POLICIES


                  The objective of the Fund is to provide investors with as high a level of income that is excluded from gross income for federal income tax purposes and exempt from California personal income tax as is consistent with the preservation of capital. There can be no assurance that the Fund will achieve this objective. In attempting to achieve this objective, the Fund will, as a fundamental policy, invest only in (1) municipal bonds that are rated within the four highest quality grades (as determined by Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Corporation ("S&P"), Fitch Investors Service, Inc. ("Fitch") or Duff & Phelps, Inc. ("Duff"), the nationally recognized statistical rating organizations currently rating instruments of the type the Fund may purchase), or, if unrated, are judged by Fund management to be of comparable quality, and (2) municipal notes and municipal commercial paper that are rated within the three highest quality grades as determined by Moody's for municipal notes, or within the three highest quality grades as determined by Moody's or S&P for municipal commercial paper or, if unrated, are (i) obligations of issuers having an issue of bonds rated within the four highest quality grades as determined by Moody's, S&P, Fitch or Duff or (ii) guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities. Fundamental policies of the Fund can be changed only by a majority vote of the shareholders of the Fund (as defined in the Prospectus). (A "majority shareholder vote" means, in the Prospectus, the affirmative vote of the holders of the lesser of (1) more than 50% of the outstanding shares of the Fund or (2) 67% or more of the shares present at a meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy.) See "Additional Information Relating to Municipal Obligations" contained herein for more detailed descriptions of the various types of municipal obligations.

                  The Fund may  invest  up to 100% of its  assets  in  qualified private activity bonds, and accordingly, the Fund's shares may not be an appropriate investment for "substantial users" of facilities financed by industrial development bonds or for investors who are "related persons" with respect to such users. Generally, an individual will not be a "related person" under the Internal Revenue Code of 1986, as amended (the "Code") unless he or his immediate family (spouse, brothers, sisters, ancestors and lineal descendants) own directly or indirectly in the aggregate more than (i) 50% in value of the outstanding stock of a corporation or (ii) 50% of the capital or profits interest in a partnership which is a "substantial user" of a facility financed from the proceeds of industrial development bonds. A "Substantial user" of such facilities is defined generally in Section 1.103-11(b) of the Treasury Regulations as a "nonexempt person who regularly uses a part of [a] facility" financed from the proceeds of a qualified private activity bond in his trade or business.


                  For  more  detailed  information   concerning  the  Investment
Objective and Investment Policies of the Fund, see the Fund's Prospectus at "Investment Objective and Policies".


                             INVESTMENT RESTRICTIONS

                  The following investment restrictions have been adopted by the Fund as fundamental policies, which means they can be changed for the Fund only by a majority shareholder vote. The Fund may not:

                  (1) Invest in securities other than the municipal obligations described in the Fund's Prospectus under "Investment Objective and Policies".

                  (2) Make short sales of securities or purchase securities on margin, except that the Fund may obtain such short-term credits as are necessary for the clearance of purchases and sales of portfolio securities.

                  (3) Borrow money, except from banks, and only in an amount not to exceed 20% of the Fund's total assets, with such value determined at the time of borrowing, excluding the amount borrowed.

                  (4) Pledge, assign or otherwise encumber its assets, except that the Fund may pledge securities having a market value determined at the time of pledge of up to 10% of the value of its total assets for the purpose of securing the borrowings referred to in restriction (3) above.

                  (5) Underwrite securities, except to the extent that the purchase of municipal obligations directly from an issuer may be deemed to be an underwriting, or purchase any securities as to which registration under the Securities Act of 1933 would be required for resale to the public.

                  (6) Make loans of money or securities, except that the purchase of a portion of an issue of publicly-distributed debt securities is not considered the making of a loan.

                  (7) Invest for the purpose of exercising control or management of another company.

                  (8) Purchase securities of other investment companies, except in connection with a merger, consolidation, reorganization or acquisition of assets.

                  (9) Write puts, calls or combinations thereof, or purchase or sell commodities or commodity futures contracts.

                  (10) Purchase or sell real estate, although the Fund may purchase municipal obligations secured by interest in real estate.

                  (11) Purchase industrial revenue bonds if, as a result, more than 5% of the Fund's total assets would be invested in industrial revenue bonds where payment of principal and interest would be the responsibility of companies with less than three years of operating history.

                  (12) Purchase or retain the securities of any one issuer if officers or Trustees of the Fund or the Fund's investment adviser beneficially owning more than 1/2 of the 1% of the securities of the issuer together beneficially own more than 5% of the securities of the issuer.

                  (13) Issue senior securities, as defined in the Investment Company Act of 1940, except to the extent the Fund may be deemed to have issued securities by reason of any borrowings permitted by restriction (3) or by purchasing securities on a when-issued or delayed delivery basis.

                  (14) Invest 25% or more of the value of its respective total assets in securities of nongovernmental issuers in the same industry. The identification of the issuer of the municipal obligations depends on the terms and conditions of the obligation.

If the assets and revenues of an agency, authority, instrumentality or other political subdivision are separate from those of the government creating the subdivision and the obligation is backed only by the assets and revenues of the subdivision, such subdivision is regarded as the sole issuer. Similarly, in the case of an industrial development revenue bond or pollution control bond, if the bond is backed only by the assets and revenues of the nongovernmental user, the nongovernmental user is regarded as the sole issuer. If in either case the creating government or another entity guarantees an obligation, the guaranty is regarded as a separate security and treated as an issue of such guarantor.

                  Although it is not a fundamental policy, the Fund may not invest more than 10% of its total assets in municipal obligations of California issuers which are illiquid or which have limited marketability.


            ADDITIONAL INFORMATION RELATING TO MUNICIPAL OBLIGATIONS


MUNICIPAL BONDS

                  Municipal bonds are long-term debt obligations, generally with a maturity at the time of issuance of greater than three years, of states and their political subdivisions issued to obtain funds for various public purposes, including construction of a wide range of public facilities, such as airports, bridges, highways, housing, hospital, mass transportation, schools, streets and water and sewer works. Other purposes for which municipal bonds may be issued include refunding outstanding obligations; obtaining funds for general operating expenses; or obtaining funds to lend to public or private institutions for construction of such facilities as educational, hospital and housing facilities. In addition, certain types of bonds may be issued by public authorities to finance privately operated housing facilities, sports facilities, convention or trade show facilities and certain local facilities for water supply, gas, electricity, or sewage or solid waste disposal. Other types of qualified private activity bonds, the proceeds of which are used for the construction, equipment, repair or improvement of privately operated industrial or commercial facilities, may constitute municipal bonds, although current Federal tax laws place substantial limitations on the size of such issues.

                  The two principal classifications of municipal bonds are general obligation and revenue bonds. General obligation bonds are secured by the issuer's pledge of faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable from only revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue sources such as from the user of the facility being financed. Qualified private activity bonds are in most cases revenue bonds and do not generally constitute the pledge of the credit or taxing power of the issuer of such bonds. The payment of the principal and interest on such bonds depends solely on the ability of the user of the facilities financed by the bonds to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment.


MUNICIPAL NOTES

                  Municipal notes are short-term obligations, generally with a maturity at the time of issuance of from six months to three years. The principal types of municipal notes include tax anticipation notes, bond anticipation notes, revenue anticipation notes, and project notes. Tax anticipation notes are sold to provide working capital to states and municipalities in anticipation of collection of taxes. Bond anticipation notes are issued to provide funds temporarily in anticipation of a bond sale. Revenue anticipation notes are sold in expectation of receipt of other revenues, such as funds under the Federal Revenue Sharing Program. Project notes are issued by local agencies in connection with such programs as construction of low-income housing in order to provide construction financing prior to permanent financing. Project notes are guaranteed by the U.S. Department of Housing and Urban Development and consequently are secured by the full faith and credit of the United States. Municipal notes also include obligations issued at a discount, frequently referred to as municipal commercial paper, which are likely to be issued to meet seasonal working capital needs of a municipality or to provide interim construction financing and are to be paid from general revenues of the municipality or refinanced with long-term debt. In most cases, municipal commercial paper is backed by letters of credit, lending agreements, note repurchase agreements, or other credit facility agreements offered by banks or other institutions. The Fund would be able to draw on these agreements on a default under the terms of the documents of the security.


VARIABLE RATE INSTRUMENTS

                  Municipal bonds and notes are sometimes issued with a variable interest rate ("variable rate instruments"). The interest rate on variable rate instruments is usually tied to an objective standard, such as the 90-day Treasury Bill rate or the prime rate of a bank involved in the financing. Prime rates can change daily; the auction for 90-day Treasury Bill rates is held weekly. In addition to having a variable interest rate, any such instruments are subject to repayment of principal on demand by the Fund, usually in not more than five business days. Both the variable rate feature and the principal repayment on demand feature tend to reduce fluctuations in the price of variable rate instruments; these instruments are generally of interest and sold to institutional investors. Also available are participation interests in loans to municipal issuers, which are similar except that these loan participations are made available through a commercial bank that arranges the tax-exempt loan. Participation interests are frequently backed by an irrevocable bank letter of credit or a guarantee by a financial institution and give the Fund the right to demand, on short notice (usually not more than seven days), payment of all or any part of the principal amount and accrued interest. The Board of Trustees will determine that the participation interest in the municipal securities meets the Fund's prescribed quality standards. The Fund's management has been instructed by the Board of Trustees to monitor the pricing, quality and liquidity of any variable rate demand instruments held, including participation interests supported by letters of credit or guarantee, on the basis of published financial information and reports of the rating agencies and other analytical sources. The Fund's management will also monitor the creditworthiness of the guarantor. Banks retain fees for their role in an amount equal to the excess of the interest paid on the municipal securities over the negotiated yield at which the participation interests were purchased. In the event that the participation interest that the Fund acquires includes the right to demand payment of principal and accrued interest from the issuer of the participation interest pursuant to a letter of credit or other commitment, the maturity will be deemed to be equal to the time remaining until the principal amount can be recovered from the issuer through demand, although the stated maturity may be in excess of one year. To the extent that variable rate instruments and loan participations may lack liquidity (unless payable on demand or within seven days), they are subject to the restriction on illiquid securities, described herein under the caption "Investment Restrictions".


                       ADDITIONAL INFORMATION RELATING TO
                             LOWER RATED SECURITIES


                  Downgraded securities (i.e., those rated lower than Baa by Moody's or BBB by S&P, Fitch or Duff or determined by Fund management to be a comparable quality if unrated) that are retained in the Fund's investment portfolio generally produce a higher current yield than do securities of higher ratings. However, these obligations are considered speculative because they involve greater price volatility and risk than do higher rated securities and the yields on these securities will tend to fluctuate over time. Although the market value of all fixed-income securities varies as a result of changes in prevailing interest rates (e.g., when interest rates rise, the market value of fixed-income securities can be expected to decline), values of lower rated securities tend to react differently than the values of higher rated securities. The prices of lower rated securities are less sensitive to changes in interest rates than higher rated securities. Conversely, lower rated securities also involve a greater risk of default by the issuer in the payment of principal and income and are more sensitive to economic downturns and recessions than higher rated securities. The financial stress resulting from an economic downturn could have a greater negative effect on the ability of issuers of lower rated securities to service their principal and interest payments, to meet projected business goals and to obtain additional financing than on more creditworthy issuers. In the event of an issuer's default in payment of principal or interest on such securities, or any other securities in the Fund's portfolio, the net asset value of the Fund will be negatively affected. Moreover, as the market for lower rated securities is a relatively new one which has not yet been tested through a recession, a severe economic downturn might increase the number of defaults, thereby adversely affecting the value of all outstanding lower rated municipal bonds and disrupting the market for such securities. Securities purchased by the Fund as part of an initial underwriting present an additional risk due to their lack of market history. These risks are exacerbated with respect to securities rated CCC or lower by S&P, Fitch or Duff Caa or lower by Moody's. Unrated securities generally carry the same risks as do lower rated securities.

                  The Fund may continue to hold lower rated securities that are structured as zero coupon or pay-in-kind bonds. Such securities may be more speculative and subject to greater fluctuation in value due to changes in interest rates than lower rated, income-bearing securities. In addition, zero coupon and pay-in-kind securities are also subject to the risk that in the event of a default, a fund may realize no return on its investment, because these securities do not pay cash interest. Zero coupon, or deferred interest, securities are debt obligations that do not entitle the holder to any periodic payment of interest prior to maturity or a specified date when the securities begin paying current interest (the "cash payment date") and therefore are issued and traded at a discount from their face amounts or par value. Pay-in-kind securities are securities that pay interest through the issuance of additional securities. Holders of zero coupon securities are considered to receive each year the portion of the original issue discount on such securities that accrues that year and must include such amount in gross income, even though the holders receive no cash payments during the year. Consequently, as a fund is accruing original issue discount on these securities prior to the receipt of cash payment, it is still subject to the requirement that it distribute substantially all of its income to its shareholders in order to qualify as a "regulated investment company" under applicable tax law. Therefore, such fund may have to dispose of its portfolio securities under disadvantageous circumstances or leverage itself by borrowing to generate the cash necessary to satisfy its distribution requirements.

                  Lower rated securities are typically traded among a smaller number of broker-dealers rather than in a broad secondary market. Purchasers of lower rated securities tend to be institutions, rather than individuals, a factor that further limits the secondary market. To the extent that no established retail secondary market exists, many lower rated securities may not be as liquid as Treasury and investment grade securities. The ability of the Fund to sell lower rated securities will be adversely affected to the extent that such securities are thinly traded or illiquid. Moreover, the ability of the Fund to value lower rated securities becomes more difficult, and judgment plays a greater role in valuation, as there is less reliable, objective data available with respect to such securities that are thinly traded or illiquid.

                  Because investors may perceive that there are greater risks associated with the medium to lower rated securities, the yields and prices of such securities may tend to fluctuate more than those for securities with a higher rating. Changes in perception of issuers' creditworthiness tend to occur more frequently and in a more pronounced manner in the lower quality segments of the fixed-income securities market than do changes in higher quality segments of such market, resulting in greater yield and price volatility.


                  The general legislative environment has included discussions and legislative proposals relating to the tax treatment of high-yield securities. Any or a combination of such proposals, if enacted into law, could negatively affect the value of any high-yield securities in the Fund's portfolio. The likelihood of any such legislation being enacted is uncertain.



                             MANAGEMENT OF THE FUND


TRUSTEES AND OFFICERS

                  Trustees and officers of the Fund, together with information as to their principal business occupations for at least the last five years, are shown below. Each Trustee who is considered to be an "interested person" of the Fund, as defined in the Investment Company Act of 1940 (the "1940 Act"), is indicated by an asterisk (*).

                  James C. Armstrong: Director of the Fund. Mr. Armstrong is a management consultant. He was formerly a partner in Armstrong/Seltzer Communications Inc., a New York management, consulting and public relations firm. Earlier he served as Executive Director, Global Public Affairs Institute at New York University and Professor, Bell of Pennsylvania Chair in Telecommunications, Temple University. He was with American Telephone and Telegraph Company for 15 years. His last position with AT&T was Director,
Corporate Policy Analysis. Mr. Armstrong previously held positions at the Institute for Defense Analysis, the Office of the Postmaster General, and on the faculty of the University of Maryland. He has been a consultant to government, academic and business organizations, and has served on various government-industry task forces and committees. Mr. Armstrong was an Officer in the United States Navy and holds a Ph.D. in nuclear physics. Mr. Armstrong's address is 70 North Ravenwood Drive, Cape May Court House, New Jersey 08210.


                  L. Greg Ferrone: Trustee of the Fund. Mr. Ferrone is a consultant with IntraNet, Inc., a provider of computer systems to the domestic and international banking industry. Previously he was the Director of Sales & Marketing for RAV Communications Inc., Vice President/Regional Manager with National Westminster Bank USA and an officer at Security Pacific Bank. Mr. Ferrone received a Bachelor of Science degree from Rensselaer Polytechnic Institute in 1972 and studied at the Stonier Graduate School of Banking. Mr. Ferrone's address is 83 Ronald Court, Ramsey, New Jersey 07446.


                  *Vincent J. Malanga: Chairman of the Board, Chief Executive Officer, President and Treasurer of the Fund, New York Muni Fund, Inc., and Fundamental Fixed Income Fund. Mr. Malanga is President, Treasurer and a Director of Fundamental Portfolio Advisors, Inc., Executive Vice President, Secretary and a Director of Fundamental Service Corporation, and President, LaSalle Economics Inc., an economic consulting firm. Prior thereto, Mr. Malanga, who holds a Ph.D. in Economics from Fordham University, was an Economist at the Federal Reserve Bank of New York. Mr. Malanga's address is 90 Washington Street, 19th Floor, New York, New York 10006.

                  All of the Trustees of the Fund are also Directors of Fundamental Funds, Inc. and Trustees of Fundamental Fixed-Income Fund. Dr. Malanga, an officer of the Fund , holds similar offices with Fundamental Funds, Inc. and Fundamental Fixed-Income Fund.

                  For services and attendance at board meetings and meetings of committees which are common to the Fund, Fundamental Fixed-Income Fund and Fundamental Funds, Inc. (other affiliated mutual funds for which the Fund's investment manager acts as the investment adviser), each Trustee of the Fund who is not affiliated with the Fund's investment manager is compensated at the rate of $6,500 per quarter prorated among the three funds based on their respective average net assets. Each such Trustee is also reimbursed by the three funds, on the same basis, for actual out-of-pocket expenses relating to his attendance at meetings. Some Trustees received additional compensation at a rate of $125 per hour for services related to serving on the Portfolio Review Committee. For the fiscal year ended December 31, 1997, Trustees' fees totalling $______ were paid by the Fund to the Trustees and to former Trustees as a group. As of the date of this Statement of Additional Information, Trustees and officers of the Fund as a group owned beneficially less than 1% of the Fund's outstanding shares.



                               COMPENSATION TABLE

                         (FOR EACH CURRENT BOARD MEMBER
                           RECEIVING COMPENSATION FROM
                           A FUNDAMENTAL FUND FOR THE
                      MOST RECENTLY COMPLETED FISCAL YEAR)

                        AGGREGATE COMPENSATION FROM FUND




                                                                                                              AGGREGATE
                                                                                                            COMPENSATION
                                                                                                             PAID BY ALL
                                                                                                            FUNDS MANAGED
                                                                                                                 BY
                                                          HIGH-YIELD       TAX-FREE         U.S. GOV'T       FUNDAMENTAL
                                        CALIFORNIA         MUNICIPAL         MONEY           STRATEGIC        PORTFOLIO
         NAME            NY MUNI           MUNI              BOND            MARKET           INCOME        ADVISORS, INC.

JAMES C. ARMSTRONG       $29,684         $3,044              $496           $2,919             $2,207          $38,350

L. GREG FERRONE          $20,124         $2,064              $336           $1,979             $1,497          $26,000







INVESTMENT MANAGEMENT

                  Pursuant to a proposal to externalize the portfolio management of the Fund, the Fund's Board of Trustees on October 1, 1986, approved the appointment of Fundamental Portfolio Advisors, Inc. as investment manager of the Fund. At a meeting of shareholders of the Fund held on January 26, 1987, shareholders approved a Management Agreement (the "Original Agreement") with Fundamental Portfolio Advisors, Inc. (the "Manager"). A new Management Agreement, which is substantially identical to the Original Agreement and was adopted by the Board of Trustees on November 10, 1988, was approved by shareholders on April 27, 1989. The Board of Trustees last approved the continuation of the Management Agreement on March 25, 1998 for a period of sixty days following March 31, 1998. Vincent J. Malanga, Chairman of the Board, Chief Executive Officer, President and Treasurer of the Fund, and Dr. Lance M. Brofman, each own approximately 48.5% of the outstanding shares of the voting capital stock of the Manager.


                  The Manager has agreed that it will notify the Fund's Board of Trustees before engaging any new clients of material significance; that, if requested, each Trustee will receive a weekly portfolio transaction statement from the Manager in order to review all trades made by the Manager; and that if at anytime three or more Trustees who are "non-interested persons" of the Fund desire to purchase or sell any security for or of the Fund, the Manager, at the direction of the "non-interested" Trustees will immediately purchase or sell such security, as the case may be, at the expense and risk of the Fund.


ADMINISTRATOR, TRANSFER AGENT,
CUSTODIAN AND ACCOUNTING AGENT

                  Firstar Trust Company, P. O. Box 701, Milwaukee, WI 53201-0701 currently acts as Administrator, Transfer Agent, Custodian and Accounting Agent of the Fund.

                  Fundamental Shareholder Services, Inc., P.O. Box 1013, Bowling Green Station, New York, New York 10274-1013, an affiliate of Fundamental Portfolio Advisors, Inc. and Fundamental Service Corporation, previously performed all services in connection with the transfer of shares of the Fund, acted as its dividend disbursing agent, and as administrator of the exchange, check redemption, telephone redemption and expedited redemption privileges of the Fund . During the fiscal year ended December 31, 1997, fees paid to Fundamental Shareholder Services, Inc. by the Fund amounted to $28,066.



                                DISTRIBUTION PLAN


                  The Board of Trustees of the Fund has approved a plan of distribution under Rule 12b-1 of the 1940 Act (the "Plan"). The Plan was approved by the shareholders of the Fund at the January 26, 1987 Meeting of Shareholders. Pursuant to the Plan, the Fund may pay certain promotional and advertising expenses and compensate certain registered securities dealers and financial institutions for services provided in connection with the processing of orders for purchase or redemption of the shares of the Fund and furnishing other shareholder services.

                  Payments by the Fund shall not in the aggregate in any fiscal year of the Fund exceed 1/2 of 1% of daily net assets of the Fund for expenses incurred in the distribution and promotion of the Fund's shares. The Plan will only make payments for expenses actually incurred by such dealers and financial institutions. The Plan will not carry over expenses from year to year and if the Plan is terminated in accordance with its terms, the obligations of the Fund to make payments pursuant to the Plan will cease and the Fund will not be required to make any payments for expenses incurred after the date the Plan terminates. The Fund may enter into shareholder processing and service agreements (the "Shareholder Service Agreements") with any securities dealer who is registered under the Securities Exchange Act of 1934 and a member in good standing of the National Association of Securities Dealers, Inc., and with banks and other financial institutions, who may wish to establish accounts or sub-accounts on behalf of their customers ("Shareholder Service Agents").

                  The fees payable to Shareholder Service Agents under Shareholder Service Agreements will be negotiated by the Fund's management. The Fund's management will report quarterly to the Board of Trustees on the rate to be paid under each such agreement and the amounts paid or payable under such agreements. It will be based upon an analysis of (1) the contribution that the Shareholder Service Agent makes to a Fund by increasing Fund assets and reducing expense ratios; (2) the nature, quality and scope of services being provided by the Shareholder Service Agent; (3) the cost to the Fund if shareholder services were provided directly by the Fund or other authorized persons; (4) the costs incurred by the Shareholder Service Agent in connection with providing services to the shareholders; and (5) the need to respond to competitive offers of others which could result in assets being withdrawn from the Fund and an increase in the expense ratio for the Fund.

                  On  April  16,  1987,  the  Board  of  Trustees  of the  Fund,
including a majority of the "disinterested" Trustees who have no direct or indirect financial interest in the operation of the Plan or any agreements
relating  thereto,   authorized  the  Fund  to  enter  into  an  agreement  with
Fundamental Service  Corporation,  a Delaware  corporation,  under the Plan. The agreement provides that the Fund may pay the usual and customary agency's commission to Fundamental Service Corporation for producing and placing Fund advertising in newspapers, magazines or other periodicals, or on radio or television. In addition to the foregoing, the Fund may pay Fundamental Service
Corporation for marketing research and promotional services specifically relating to the distribution of Fund shares, including employment expenses of personnel primarily responsible for responding to inquiries from prospective investors. The following persons own of record 5% or more of the outstanding shares of voting stock of Fundamental Service Corporation: Mr. Vincent J. Malanga (43.71%); Mr. Thomas W. Buckingham (43.71%); and Dr. Lance M. Brofman (9.90%).


                  The Plan has been renewed to continue in effect for a period of sixty days following March 31, 1998. The Plan will continue in effect from year to year if specifically approved at least annually by the Board of Trustees and the affirmative vote of a majority of the Trustees who are not parties to any Shareholder Service Agreement or "interested persons" of any such party by votes cast in person at a meeting called for such purpose. In approving the Plan, the Trustees determined, in the exercise of their business judgment and in light of their fiduciary duties as Trustees of the Fund, that there was a reasonable likelihood that the Plan would benefit the Fund and its shareholders. The Plan may only be renewed if the Trustees make a similar determination for each subsequent year. The Plan may not be amended to increase the maximum amount of payments by the Fund to its Shareholder Service Agents without shareholder approval, and all material amendments to the provisions of the Plan must be approved by a vote of the Board of Trustees and of the Trustees who have no direct or indirect interest in the Plan, cast in person at a meeting called for the purpose of such vote.


                  The Plan provides that the Fund's management shall provide, and that the independent Trustees shall review, quarterly reports setting forth the amounts expended pursuant to the Plan and the purpose for which the amounts were expended. It further provides that while the Plan is in effect, the selection and nomination of those Trustees of the Fund who are not "interested persons" of the Fund are committed to the discretion of the independent Trustees. This does not prevent the involvement of others in such selection and nomination if the final decision on any such selection and nomination is approved by a majority of such disinterested Trustees.


                  During the year ended December 31, 1997, amounts incurred by the Fund under the Plan aggregated $44,731, including expenses for: advertising -- $5,021; printing and mailing of Prospectuses to other than current shareholders -- $510 and sales and shareholder servicing support services -- $39,200. Of the amount paid on behalf of the Fund during last year, $39,200 was paid to Fundamental Service Corporation for expenses incurred and services rendered by it pursuant to the Plan.



                              CALCULATION OF YIELD


                  The Fund's yield quotations and average annual total return quotations as they appear in the Prospectus, this Statement of Additional Information or in advertising and sales material, are calculated by standard methods prescribed by the Securities and Exchange Commission.

                  The Fund's yield is computed by dividing the Fund's net investment income per share during a base period of 30 days, or one month, by the net asset value per share of the Fund on the last day of such base period in accordance with the following formula:

                             a-b      ^6
                  Yield  =[(----- + 1)  - 1]
                             cd

                  Where:   a =     dividends  and  interest  earned  during the
                                   period

                           b = expenses accrued for the period (net of reimbursements)

                           c =     the   average   daily   number   of   shares
                                   outstanding during the period that were entitled to receive dividends

                           d = the maximum offering price per share on the last day of the period.

For purposes of calculating interest earned on debt obligations as provided in item "a" above:

                  (1) The yield to maturity of each obligation held by the Fund is computed based on the market value of the obligation (including actual accrued interest, if any) at the close of business on the last day of each month, or, with respect to obligations purchased during the month, the purchase price (plus actual accrued interest, if any).

                  (2) The yield to maturity of each obligation is then divided by 360 and the resulting quotient is multiplied by the market value of the obligation (including actual accrued interest, if any) to determine the interest income on the obligation for each day of the subsequent month that the obligation is in the portfolio. For these purposes, it is assumed that each month has 30 days.

                  (3) Interest earned on all debt obligations during the 30-day or one-month period is then totaled.

                  (4) The maturity of an obligation with a call provision(s) is the next call date on which the obligation reasonably may be expected to be called or, if none, the maturity date.

                  (5) In the case of a tax-exempt obligation issued without original issue discount and having a current market discount, the coupon rate of interest of the obligation is used in lieu of yield to maturity to determine interest income earned on the obligation.

                  In the case of a tax-exempt obligation with original issue discount where the discount based on the current market value of the obligation exceeds the then remaining portion of original issue discount (i.e. market discount), the yield to maturity used to determine interest income earned on the obligation is the imputed rate based on the original issue discount calculation. In the case of a tax-exempt obligation with original issue discount where the discount based on the current market value of the obligation is less than the then remaining portion of the original issue discount (market premium), the yield to maturity used to determine interest income earned on the obligation is based on the market value of the obligation.

                  With respect to the treatment of discount and premium on mortgage or other receivables-backed obligations which are expected to be subject to monthly payments of principal and interest ("pay downs"), the Fund accounts for gain or loss attributable to actual monthly pay downs as an increase or decrease to interest income during the period. In addition, the Fund may elect (1) to amortize the discount or premium on a remaining security, based on the cost of the security, to the weighted average maturity date, if such information is available, or to the remaining term of the security, if the weighted average maturity date is not available, or (2) not to amortize the discount or premium on a remaining security.

                  For the purpose of computing yield, dividend income is recognized by accruing 1/360 of the stated dividend rate of each obligation in the Fund's portfolio each day that the obligation is in the portfolio. The Fund does not use equalization accounting in the calculation of yield. Expenses accrued during any base period, if any, pursuant to the Plan are included among the expenses accrued during the base period. Any reimbursement accrued pursuant to the Plan during a base period, if any, will reduce expenses accrued pursuant to such plan, but only to the extent the reimbursement does not exceed the accrued expenses for the base period.


                  The Fund's yield for the one-month period ended December 31, 1997 determined in accordance with the above formula was ____%.


                  Average annual total return quotations are computed by finding the average annual compounded rates of return that would cause a hypothetical investment made on the first day of a designated period (assuming all dividends and distributions are reinvested) to equal the ending redeemable value of such hypothetical investment on the last day of the designated period in accordance with the following formula:

                           P(1+T)^n = ERV

Where:            P    =   a hypothetical initial payment of $1000

                  T    =   average annual total return

                  n    =   number of years

                  ERV  =   ending  redeemable  value  of a  hypothetical  $1000
                           payment made at the end of a designated period (or fractional portion thereof)


For purposes of the above computation, it is assumed that all dividends and distributions made by the Fund are reinvested at net asset value during the designated period. The average annual return quotation is determined to the nearest 1/100 of 1%. The average annual total return for the year ended December 31, 1997 was _____%. For the five-year period ended December 31, 1997, the average annual total return was ____%. The average annual total return was ____% for the ten-year period ended December 31,
 1997.


                  In determining the average annual total return (calculated as provided above), recurring fees, if any, that are charged to all shareholder accounts are taken into consideration. For any account fees that vary with the size of the account, the account fee used for purposes of the above computation is assumed to be the fee that would be charged to the Fund's mean account size.


                  The Fund may also from time to time advertise its taxable equivalent yield. The Fund's taxable equivalent yield is determined by dividing that portion of the Fund's yield (calculated as described above) that is tax-exempt by one minus the stated marginal Federal income tax rate and adding the product to that portion, if any, of the yield of the Fund that is not tax-exempt. The taxable equivalent yield of the Fund for the one-month period ended December 31, 1997 was ____% for a taxpayer whose income was subject to the then highest combined Federal and California State income tax rate of _____%.


                  The Fund's  yield and average  annual  total  return will vary from time to time depending on market conditions, the composition of the Fund's portfolio and operating expenses of the Fund. These factors and possible differences in the methods used in calculating yields and returns should be considered when comparing performance information regarding the Fund to information published for other investment companies and other investment vehicles. Yields and return quotations should also be considered relative to changes in the value of the Fund's shares and the risks associated with the Fund's investment objective and policies. At any time in the future, yields and return quotations may be higher or lower than past yields or return quotations and there can be no assurance that any historical yield or return quotation will continue in the future.


                 CUSTODIAN AGREEMENT AND INDEPENDENT ACCOUNTANTS



                  Firstar Trust Company (the "Bank"), 615 East Michigan Street, Milwaukee, WI, acts as Custodian of the Fund's cash and securities. The Bank also acts as transfer agent and bookkeeping agent for the Fund, and, as bookkeeping agent, monitors the Fund's accounting records and calculates its net asset value.


                  McGladrey & Pullen, LLP, 555 Fifth Avenue, New York, New York, acts as independent public accountants for the Fund, performing an annual audit of the Fund's financial statements and preparing its tax return.


                                      TAXES



                  The following is only a summary of certain additional federal income tax considerations generally affecting the Fund and its shareholders that are not described in the Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Fund or its shareholders, and the discussions here and in the Prospectus are not intended as substitutes for careful tax planning.



Qualification as a Regulated Investment Company

                  The Fund has elected to be taxed as a regulated investment company for federal income tax purposes under Subchapter M of the Code. As a regulated investment company, the Fund is not subject to federal income tax on the portion of its net investment income (i.e., taxable interest, dividends and other taxable ordinary income, net of expenses) and capital gain net income (i.e., the excess of capital gains over capital losses) that it distributes to shareholders, provided that it distributes at least 90% of its investment company taxable income (i.e., net investment income and the excess of net short-term capital gain over net long-term capital loss) and at least 90% of its tax-exempt income (net of expenses allocable thereto) for the taxable year (the "Distribution Requirement"), and satisfies certain other requirements of the Code that are described below. Distributions by the Fund made during the taxable year or, under specified circumstances, within twelve months after the close of the taxable year, will be considered distributions of income and gains of the taxable year and will therefore count toward satisfaction of the Distribution Requirement.

                  In addition to satisfying the Distribution Requirement, a regulated investment company must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies (to the extent such currency gains are directly related to the regulated investment company's principal business of investing in stock or securities) and other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies (the "Income Requirement").


                  In general, gain or loss recognized by the Fund on the disposition of an asset will be a capital gain or loss. However, gain recognized on the disposition of a debt obligation (including municipal obligations) purchased by the Fund at a market discount (generally, at a price less than its principal amount) will be treated as ordinary income to the extent of the portion of the market discount which accrued during the period of time the Fund held the debt obligation.

                  Treasury Regulations permit a regulated investment company, in determining its investment company taxable income and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) for any taxable year, to elect (unless it made a taxable year election for excise tax purposes as discussed below) to treat all or any part of any net capital loss, any net long-term capital loss or any net foreign currency loss incurred after October 31 as if it had been incurred in the succeeding year.


                  In addition to satisfying the requirements described above, the Fund must satisfy an asset diversification test in order to qualify as a regulated investment company. Under this test, at the close of each quarter of the Fund's taxable year, at least 50% of the value of the Fund's assets must consist of cash and cash items, U.S. Government securities, securities of other regulated investment companies, and securities of other issuers (as to each of which the Fund has not invested more than 5% of the value of the its total assets in securities of such issuer and does not hold more than 10% of the outstanding voting securities of such issuer), and no more than 25% of the value of its total assets may be invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies), or in two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses.

                  If for any taxable year the Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions will be taxable to the shareholders as ordinary dividends to the extent of the Fund's current and accumulated earnings and profits. Such distributions generally will be eligible for the dividends-received deduction in the case of corporate shareholders.


Excise Tax on Regulated Investment Companies

                  A 4% non-deductible excise tax is imposed on a regulated investment company that fails to distribute in each calendar year an amount equal to 98% of ordinary taxable income for the calendar year and 98% of capital gain net income for the one-year period ended on October 31 of such calendar year (or, at the election of a regulated investment company having a taxable year ending November 30 or December 31, for its taxable year (a "taxable year election")). (Tax-exempt interest on municipal obligations is not subject to the excise tax.) The balance of such income must be distributed during the next calendar year. For the foregoing purposes, a regulated investment company is treated as having distributed any amount on which it is subject to income tax for any taxable year ending in such calendar year.

                  For purposes of the excise tax, a regulated investment company shall: (1) reduce its capital gain net income (but not below its net capital gain) by the amount of any net ordinary loss for the calendar year; and (2) exclude foreign currency gains and losses incurred after October 31 of any year (or after the end of its taxable year if it has made a taxable year election) in determining the amount of ordinary taxable income for the current calendar year (and, instead, include such gains and losses in determining ordinary taxable income for the succeeding calendar year).

                  The Fund intends to make sufficient distributions or deemed distributions of its ordinary taxable income and capital gain net income prior to the end of each calendar year to avoid liability for the excise tax. However, investors should note that the Fund may in certain circumstances be required to liquidate portfolio investments to make sufficient distributions to avoid excise tax liability.

Fund Distributions

                  The Fund anticipates distributing substantially all of its investment company taxable income for each taxable year. Such distributions will be taxable to shareholders as ordinary income and treated as dividends for federal income tax purposes, but will not qualify for the 70% dividends-received deduction for corporate shareholders.


                  The Fund may either retain or distribute to shareholders its net capital gain for each taxable year. The Fund currently intends to distribute any such amounts. Net capital gain that is distributed and designated as a capital gain dividend will be taxable to shareholders as long-term capital gain, regardless of the length of time a shareholder has held his shares or whether such gain was recognized by the Fund prior to the date on which the shareholder acquired his shares.


                  The Fund intends to qualify to pay exempt-interest dividends by satisfying the requirement that at the close of each quarter of the Fund's taxable year at least 50% of the Fund's total assets consists of tax-exempt municipal obligations. Distributions from the Fund will constitute exempt-interest dividends to the extent of the Fund's tax-exempt interest income (net of expenses and amortized bond premium). Exempt-interest dividends distributed to shareholders of the Fund are excluded by them from gross income for federal income tax purposes. However, shareholders required to file federal income tax returns will be required to report the receipt of exempt-interest dividends on their returns. Moreover, while exempt-interest dividends are excluded from gross income for federal income tax purposes, they may be subject to alternative minimum tax ("AMT") in certain circumstances and may have other collateral tax consequences discussed below. Distributions by the Fund of any investment company taxable income or of any net capital gain will be taxable to shareholders as discussed above.


                  AMT is imposed in addition to, but only to the extent it exceeds, the regular tax and is computed -- at a maximum marginal rate of 28% for noncorporate taxpayers and 20% for corporate taxpayers -- on the excess of the taxpayer's alternative minimum taxable income ("AMTI") over an exemption amount. Exempt-interest dividends derived from certain "private activity" municipal obligations issued after August 7, 1986 generally will constitute an item of tax preference includable in AMTI for both corporate and noncorporate taxpayers. In addition, exempt-interest dividends derived from all municipal obligations, regardless of the date of issue, must be included in adjusted current earnings, which are used in computing an additional corporate preference item (i.e., 75% of the excess of a corporate taxpayer's adjusted current earnings over its AMTI (determined without regard to this item and the AMT net operating loss deduction)) includable in AMTI.

                  Exempt-interest dividends must be taken into account in computing the portion, if any, of social security or railroad retirement benefits that must be included in an individual shareholder's gross income and subject to federal income tax. Further, a shareholder of the Fund is denied a deduction for interest on indebtedness incurred or continued to purchase or carry shares of the Fund. Moreover, a shareholder who is (or is related to) a "substantial user" of a facility financed by industrial development bonds held by the Fund will likely be subject to tax on dividends paid by the Fund which are derived from interest on such bonds. Receipt of exempt-interest dividends may result in other collateral federal income tax consequences to certain taxpayers, including financial institutions, property and casualty insurance companies and foreign corporations engaged in a trade or business in the United States. Prospective investors should consult their own tax advisers as to such consequences.


                  Distributions by the Fund that do not constitute ordinary income dividends, exempt-interest dividends or capital gain dividends will be treated as a return of capital to the extent of (and in reduction of) the shareholder's tax basis in his shares; any excess will be treated as gain realized from a sale of the shares, as discussed below.

                  Distributions by the Fund will be treated in the manner described above regardless of whether such distributions are paid in cash or reinvested in additional shares of the Fund (or of another fund). Shareholders receiving a distribution in the form of additional shares will be treated as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date. In addition, if the net asset value at the time a shareholder purchases shares of the Fund reflects realized but undistributed income or gain, or unrealized appreciation in the value of assets held by the Fund, a subsequent distribution of such amounts will be taxable to the shareholder in the manner described above, although it economically constitutes a return of capital.

                  Ordinarily, shareholders are required to take distributions by the Fund into account in the year in which they are made. However, dividends declared in October, November or December of any year and payable to shareholders of record on a specified date in such a month will be deemed to have been received by the shareholders (and made by the Fund) on December 31 of such calendar year provided such dividends are actually paid in January of the following year. Shareholders will be advised annually as to the U.S. federal income tax consequences of distributions made (or deemed made) during the year.


                  The Fund will be required in certain cases to withhold and remit to the U.S. Treasury 31% of ordinary income and capital gain dividends, and the proceeds of redemption of shares, paid to any shareholder who (1) has failed to provide a correct taxpayer identification number , (2) is subject to backup withholding for failure properly to report the receipt of interest or dividend income , or (3) has failed to certify to the Fund that it is not subject to backup withholding or that it is an "exempt recipient" (such as a corporation).



Sale or Redemption of Shares


                  A shareholder will recognize gain or loss on the sale or redemption of shares of the Fund in an amount equal to the difference between the proceeds of the sale or redemption and the shareholder's adjusted tax basis in the shares. All or a portion of any loss so recognized may be disallowed if the shareholder purchases other shares of the Fund within 30 days before or after the sale or redemption. In general, any gain or loss arising from (or treated as arising from) the sale or redemption of shares of the Fund will be considered capital gain or loss and will be long-term capital gain or loss if the shares were held for longer than one year. Long-term capital gain recognized by an individual shareholder will be taxed at the lowest rates applicable to capital gains if the holder has held such shares for more than 18 months at the time of the sale. However, any capital loss arising from the sale or redemption of shares held for six months or less will be disallowed to the extent of the amount of exempt-interest dividends received on such shares and (to the extent not disallowed) will be treated as a long-term capital loss to the extent of the amount of capital gain dividends received on such shares. For this purpose, the special holding period rules of Code Section 246(c)(3) and (4) generally will apply in determining the holding period of shares. Capital losses in any year are deductible only to the extent of capital gains plus, in the case of a noncorporate taxpayer, $3,000 of ordinary income.



Foreign Shareholders

                  Taxation of a shareholder who, as to the United States, is a nonresident alien individual, foreign trust or estate, foreign corporation, or foreign partnership ("foreign shareholder"), depends on whether the income from the Fund is "effectively connected" with a U.S. trade or business carried on by such shareholder.


                  If the income from the Fund is not effectively connected with a U.S. trade or business carried on by a foreign shareholder, ordinary income dividends paid to the shareholder will be subject to U.S. withholding tax at the rate of 30% (or lower applicable treaty rate) on the gross amount of the dividend. Such a foreign shareholder would generally be exempt from U.S. federal income tax on gains realized on the sale or redemption of shares of the Fund, capital gain dividends and exempt-interest dividends and amounts retained by the Fund that are designated as undistributed capital gains.


                  If the income from the Fund is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then ordinary income and capital gain dividends received in respect of, and any gains realized on the sale of, shares of the Fund will be subject to U.S. federal income tax at the rates applicable to U.S. taxpayers.

                  In the case of a foreign noncorporate shareholder, the Fund may be required to withhold U.S. federal income tax at a rate of 31% on distributions that are otherwise exempt from withholding (or subject to withholding at a reduced treaty rate), unless the shareholder furnishes the Fund with proper notification of its foreign status.


                  The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign shareholders are urged to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund, including the applicability of foreign taxes.

Effect of Future Legislation; Local Tax Considerations


                  The foregoing general discussion of U.S. federal income tax consequences is based on the Code and Treasury Regulations issued thereunder as in effect on the date of this Statement of Additional Information. Future legislative or administrative changes or court decisions may significantly change the conclusions expressed herein, perhaps with retroactive effect.

                  Rules of state and local taxation of ordinary income dividends, exempt-interest dividends and capital gain dividends from regulated investment companies may differ from the rules for U.S. federal income taxation described above. Shareholders are urged to consult their tax advisers as to the consequences of these and other state and local tax rules affecting investment in the Fund.


                             PORTFOLIO TRANSACTIONS


                  The Fund's management provides the Fund with investment advice and recommendations for the purchase and sale of portfolio securities. Newly issued securities are usually purchased from the issuer or an underwriter, at prices including underwriting fees; other purchases and sales are usually placed with those dealers from whom it appears that the best price or execution will be obtained. All orders for the purchase and sale of portfolio securities are placed by the Fund's management, subject to the general control of the Fund's Trustees. The Fund's management may sell portfolio securities prior to their maturity if market conditions and other considerations indicate, in the opinion of the Fund's management, that such sale would be advisable. In addition, the Fund's management may engage in short-term trading when it believes it is consistent with the Fund's investment objective. Also, a security may be sold and another of comparable quality may be simultaneously purchased to take advantage of what the Fund's management believes to be a temporary disparity in the normal yield relationship of two securities. The frequency of portfolio transactions -- the Fund's turnover rates -- will vary from year to year depending upon market conditions. For the years ended December 31, 1997 and 1996 , the Fund's annual rate of portfolio turnover was approximately 70.86% and 89.83% , respectively. Because a high turnover rate increases transaction costs and the possibility of taxable short-term gains (see "Dividends and Tax Status" in the Fund's Prospectus), the Fund's management weighs the added costs of short-term investment against anticipated gains. The Fund's management is generally responsible for the implementation, or supervision of the implementation, of investment decisions, including the allocation of principal business and portfolio brokerage, and the negotiation of commissions.


                  It is the Fund's policy to seek execution of its purchases and sales at the most favorable prices through responsible broker-dealers and, in agency transactions, at competitive commission rates. When considering broker-dealers, the Fund will take into account such factors as the price of the security, the size and difficulty of the order, the rate of commission, if any, the reliability, financial condition, integrity and general execution and operational capabilities of competing broker-dealers, and the brokerage and research services which they provide to the Fund's management. During the years 1986 through 1993, no brokerage commissions were paid by the Fund; all portfolio transactions were conducted with dealers acting as principal.

                  The Board of Trustees of the Fund is authorized to adopt a brokerage allocation policy pursuant to the Securities Exchange Act of 1934 which would permit the Fund to pay a broker-dealer which does not furnish research services, or which furnishes research brokerage and research services provided by the broker-dealer.

                  Section 28(e)(3) of the Securities and Exchange Act of 1934 defines "Brokerage and Research Services" as including, among other things, advice as to the value of securities, the advisability of investing in, purchasing or selling securities, the availability of securities or purchasers or sellers of securities, furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and performance of accounts, and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement).

                  It will not be the Fund's practice to allocate principal business or brokerage on the basis of sales of Fund shares which may be made through brokers and dealers, although broker-dealers effecting purchases of Fund shares for their customers may participate in principal transactions or brokerage allocation as described above.

                  From January 1, 1990 to January 31, 1996, the Manager directed syndicate designations in the aggregate dollar amount of $858,094 to Capital Institutional Services, Inc. ("CIS") in connection with the Fundamental Funds' bond purchases through underwriting syndicates. The Manager has represented that CIS, a third-party research provider, at the Manager's direction, paid portions of such syndicate designations to approximately 30 different firms that provided research services used by the Manager in managing the Fundamental Funds, including Capital Market Services, Inc. ("CMS"). Further, that CMS was paid by CIS $115,000 for research provided to the Manager. The $115,000 dollar amount paid by CIS to CMS for the following fiscal years of the Fund was: $35,000 in 1995; $55,000 in 1994; and $25,000 in 1993. The Manager has also represented that it learned in 1996 that at all times during the years 1993, 1994 and 1995, CMS was 100% owned by Mr. Donald E. Newell's wife. Mr. Vincent J. Malanga and Mr. Donald E. Newell are each executive officers and 50% shareholders of LaSalle Portfolio Management, Inc. In order to remove any appearance of impropriety concerning all of the payments made by CIS to CMS in return for research the Manager obtained from CMS, the Manager reimbursed Fundamental U. S. Government Strategic Income Fund (the beneficiary of the research) $115,000 out of its own resources.

            ADDITIONAL INFORMATION ABOUT THE ORGANIZATION OF THE FUND

                  The Fund's Declaration of Trust contains an express disclaimer of shareholder liability for the Fund's acts and oblig ations and requires the Fund to give notice of such disclaimer in each agreement, obligation or instrument entered into by the Fund or its Trustees. The Declaration of Trust also provides that the Fund shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Fund and satisfy any judgment thereof. Thus, while Massachusetts laws permit a shareholder of a trust such as this to be held personally liable under certain circumstances, the risk of a shareholder incurring financial loss on account of shareholder liability is highly unlikely and is limited to the highly remote circumstances in which the Fund would be unable to meet its obligations.

                  The Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of a single class and to divide or combine the shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interests in the Fund. Each share represents an interest in the Fund proportionately equal to the interest of each other share. Certificates representing the shares of the Fund will not be issued. Upon liquidation of the Fund, all shareholders of the Fund would share pro rata in the net assets of the Fund available for distribution to shareholders. If they deem it advisable and in the best interest of shareholders, the Board of Trustees of the Fund may create additional classes of shares which may be different from each other only as to dividends or each of which may have separate assets and liabilities (in which case any such class would have a designation including the word "Series"). If additional classes designated as Series were created, shares of each Series would be entitled to vote as a Series only to the extent required by the 1940 Act or as permitted by the Board of Trustees. Rule 18f-2 under the 1940 Act provides that any matter required by the provisions of the 1940 Act or applicable state law, or otherwise, to be submitted to the holders of the outstanding voting securities of an investment company such as the Fund, shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each Series affected by such matter. Rule 18f-2 further provides that a Series shall be deemed to be affected by a matter unless it is clear that the interests of each Series in the matter are substantially identical or that the matter does not significantly affect any interest of such Series. An example of a matter that would be voted on by each Series is approval of an investment advisory agreement. However, the Rule exempts the selection of independent public accountants, the approval of contracts with principal underwriters and the election of Trustees from the separate voting requirements of the Rule. Income, direct liabilities and expenses of the Fund not directly allocable to a particular series would be allocated among the Series in proportion to the relative net assets of each Series by the Board of Trustees. Allocations would be made as often as necessary to comply with Rule 2a-4 under the 1940 Act.

                  INFORMATION WITH RESPECT TO CALIFORNIA STATE
                             AND MUNICIPAL FINANCES



                  Certain California constitutional amendments, legislative measures, executive orders, administrative regulations, and voter initiatives, as discussed below, could adversely affect the market values and marketability of, or result in default of, existing obligations, including obligations that may be held by a fund. Obligations of the state or local governments may also be affected by budgetary pressures affecting the State of California (the State) and economic conditions in the State. Interest income to a fund could also be adversely affected. The following discussion highlights only some of the more significant financial trends and problems, and is based on information drawn from official statements and prospectuses relating to securities offerings of the State , its agencies, or instrumentalities, as available as of the date of this SAI. The Fund has not independently verified any of the information contained in such official statements and other publicly available documents, but is not aware of any fact which would render such information inaccurate.

                  ECONOMY. The State's economy is the largest among the 50 states and one of the largest in the world. The State's population grew by 27% in the 1980s and, at over 32 million, it now represents over 12% of the total U.S. population. Total personal income in the State, at an estimated $810 billion in 1996, accounts for more than 12% of all personal income in the nation. Total employment in 1995 was over 14 million, the majority of which is in the service, trade, and manufacturing sectors. In mid-1990 to late 1993, the State suffered a recession with the worst economic, fiscal and budget conditions since the 1930s. Construction, manufacturing (especially aerospace), and financial services, among others, were all severely affected, particularly in Southern California. Job losses were the worst of any post-war recession. Employment levels stabilized by late 1993 and steady growth has occurred since the start of 1994; pre-recession job levels were reached in early 1996.
Unemployment, while higher than the national average, came down significantly from the January 1994 peak of 10%. Economic indicators show a steady recovery underway in California since the start of 1994 particularly in export-related industries, high technology manufacturing and services, construction, entertainment and tourism. The Asian economic difficulties may have some dampening effect on the state's economy. Any delay or reversal of the economic recovery may cause a recurrence of revenue shortfalls for the State.

                           OBLIGATIONS OF THE STATE OF CALIFORNIA.  As of
January 1, 1998, the State had approximately $18.6 billion of general obligation bonds outstanding (including $986 million of commercial paper notes which were intended to be refinanced by future bond sales), and $6.9 billion remained authorized but unissued. In addition, the State had outstanding lease-purchase obligations, payable from the State's General Fund, of approximately $6.4 billion, and $1.4 billion authorized and unissued. State voters approved about $6.4 billion of new bonds in two elections in 1996. Of the State's outstanding general obligation debt, approximately 21% is presently self-liquidating (for which program revenues are anticipated to be sufficient to reimburse the General Fund for debt service payments). In fiscal year 1996-97, debt service on general obligation bonds and lease-purchase debt was approximately 5.0% of General Fund revenues. The State has paid the principal of and interest on its general obligation bonds, lease-purchase debt, and short-term obligations when due.

                  RECENT STATE FINANCIAL RESULTS. The principal sources of State General Fund revenues in 1996-97 were the California personal income tax (47% of total revenues), the sales tax (34%), bank and corporation taxes (12%), and the gross premium tax on insurance (2%). The State maintains a Special Fund for Economic Uncertainties (the SFEU), derived from General Fund revenues, as a reserve to meet cash needs of the General Fund, but which is required to be replenished as soon as sufficient revenues are available. Year-end balances in the SFEU are included for financial reporting purposes in the General Fund balance. Because of the recession starting in 1990-91, the SFEU has not had a significant positive balance in this decade until the 1996-97 Fiscal Year. It is projected to be less than one-half of one percent of General Fund revenues in 1997-98 and 1998-99.

                  Throughout the 1980s, State spending increased rapidly as the State population and economy also grew rapidly, including many assistance programs to local governments, which were constrained by Proposition 13 and other laws. The largest State program is assistance to local public school districts. In 1988, an initiative (Proposition 98) was enacted which (subject to suspension by a 2/3 vote of the Legislature and the Governor) guarantees local school districts and community college districts a minimum share of State General Fund revenues (currently about 35%). Since the start of fiscal year 1990-91 until fiscal year 1995-96, the State faced adverse economic, fiscal, and budget conditions. The economic recession seriously affected State tax revenues. It also caused increased expenditures for health and welfare programs. The State is also facing a structural imbalance in its budget with the largest programs supported by the General Fund (education, health, welfare and corrections) growing at rates significantly higher than the growth rates for the principal revenue sources of the General Fund. These structural concerns will continue in future years; in particular, it is anticipated that there will be a need to increase capital and operating costs of the correctional system in response to a "Three Strikes" law enacted in 1994 which mandates life imprisonment for certain felony offenders.

                  RECENT BUDGETS. As a result of these factors, among others, from the late 1980s until 1992-93 the State had a period of nearly chronic budget imbalance, with expenditures exceeding revenues in four out of six years, and the State accumulated and sustained a budget deficit in the SFEU approaching $2.8 billion at its peak at June 30, 1993. For several years, each budget required multibillion dollar actions to bring projected revenues and expenditures into balance and to close large "budget gaps" which were identified. The Legislature and Governor eventually agreed on a number of different steps to produce Budget Acts in the years 1991-92 to 1994-95, (although not all these actions were taken in each year): significant cuts in health and welfare program expenditures; transfers of program responsibilities and some funding sources from the State to local governments, coupled with some reduction in mandates on local government; transfer of about $3.6 billion in annual local property tax revenues from cities, counties, redevelopment agencies and some other districts to local school districts, thereby reducing state funding for schools; reduction in growth of support for higher education programs, coupled with increases in student fees; revenue increases (particularly in the fiscal year 1991-92 budget), most of which were for a short duration; increased reliance on aid from the federal government to offset the costs of incarcerating, educating and providing health and welfare services to undocumented aliens (although these efforts have produced much less federal aid than the State Administration had requested); and various one-time adjustment and accounting changes.

                  The combination of stringent budget actions cutting State expenditures, and the turnaround of the economy by late 1993, finally led to the restoration of positive financial results, with revenues equaling or exceeding expenditures starting in fiscal year 1992-1993. As a result, the accumulated budget deficit of about $2.8 billion was eliminated by June 30, 1997, when the State showed a positive balance of about $408 million, on a budgetary basis, in the SFEU.

                  A consequence of the accumulated budget deficits in the early 1990's, together with other factors such as disbursement of funds to local school districts "borrowed" from future fiscal years and hence not shown in the annual budget, was to significantly reduce the State's cash resources available to pay its ongoing obligations. The State's cash condition became so serious that from late spring 1992 until 1995, the State had to rely on issuance of short term notes which matured in a subsequent fiscal year to finance its ongoing deficit, and pay current obligations. For a two-month period in the summer of 1992, pending adoption of the annual Budget Act, the State was forced to issue registered warrants (IOUs) to some of its suppliers, employees and other creditors. The last of these deficit notes was repaid in April, 1996.

                  The 1995-96 and 1996-97 Budget Acts reflected significantly improved financial conditions, as the State's economy recovered and tax revenues soared above projections. Over the two years, revenues averaged about $2 billion higher than initially estimated. Most of the additional revenues were allocated to school funding, as required by Proposition 98, and to make up shortfalls in federal aid for health and welfare costs and costs of illegal aliens. The budgets for both these years showed strong increases in funding for K-14 public education, including implementation of initiatives to reduce class sizes for lower elementary grades to not more than 20 pupils. Higher education funding also increased. Spending for health and welfare programs was kept in check, as previously-implemented cuts in benefit levels were retained.

                  The final results for fiscal year 1996-97 showed General Fund revenues of $49.2 billion and expenditures of $48.9 billion. The improved revenues allowed the repayment of the last of the recession-induced budget deficits; the SFEU had a balance of $408 million on a budgetary basis ($281 million on a cash basis) as of June 30, 1997, the first significant positive balance in the decade. In 1996-97, the State implemented its regular cash flow borrowing program with the issuance of $3.0 billion of Revenue Anticipation Notes which matured on June 30, 1997, and did not require any external borrowing over the end of the fiscal year.

                  Fiscal Year 1997-98 Budget. With continued strong economic recovery and surging tax receipts, the State entered the 1997-98 Fiscal Year in the strongest financial position in the decade. However, in May 1997, the California Supreme Court ruled that the State had acted illegally in 1993 and 1994 by using a deferral of payments to the Public Employees Retirement Fund to help balance earlier budgets. In response to this court decision, the Governor ordered an immediate repayment to the Retirement Fund of about $1.235 billion, which was made in late July, 1997, and substantially "used up" the expected additional revenues for the fiscal year.

                  On August 18, 1997, the Governor signed the 1997-98 Budget Act. The Budget Act assumes General Fund revenues and transfers of $52.5 billion, and contains expenditures of $52.8 billion. As a result, the budget reserve (SFEU) is reduced to an estimated $112 million at June 30, 1998. The Budget Act also contains $14.4 million of Special Fund expenditures. Following enactment of the Budget Act, the State plans to carry out its normal annual cash flow borrowing, totaling $3.0 billion to mature June 30, 1998.

                  The 1997-98 Budget Act provides another year of rapidly increasing funding for K-14 public education. Total General Fund support will reach $5,150 per pupil, more than 20% higher than the recession-period levels which were in effect as late as fiscal year 1993-94. The $1.75 billion in new funding will be spent on class size reduction and other initiatives, as well as fully funding growth and cost of living increases. Support for higher education units in the State also increased by about 6 percent. Because of the pension payment, most other State programs were funded at levels consistent with prior years, and several initiatives had to be dropped. These included additional assistance to local governments, state employee raises, and funding of a bond bank.

                  Part of the 1997-98 Budget Act was completion of State welfare reform legislation to implement the new federal law passed in 1996. The new State program, called "CalWORKs," to become effective January 1, 1998, will emphasize programs to bring aid recipients into the workforce. As required by federal law, new time limits will be placed on receipt of welfare aid. Grant levels for 1997-98 remain at the reduced, prior years' levels.

                  Although, as noted, the 1997-98 Budget Act projects a budget reserve in the SFEU of $112 million on June 30, 1998, the General Fund balance on that date also reflects $1.25 billion of "loans" which the General Fund made to local schools in the recession years, representing cash outlays above the mandatory minimum funding level. Settlement of litigation over these transactions in July 1996 calls for repayment of these loans over the period ending in 2001-02, about equally split between outlays from the General Fund and from schools' entitlements. The 1997-98 Budget Act contained a $200 million appropriation from the General Fund toward this settlement.

                  Updated figures from the Department of Finance, released in early January, 1998, project both revenues and expenditures will be higher in 1997-98 than estimated when the Budget Act was passed, reflecting continued strong economic activity. The Department projects the SFEU at June 30, 1998 will be approximately $329 million.

                  PROPOSED 1998-99 FISCAL YEAR BUDGET. The Governor released his proposed FY 1998-99 Budget on January 9, 1998. It projected General Fund revenues and transfers of $55.4 billion, an increase of almost 5% over 1997-98. Revenue losses due to tax cuts enacted in late 1997 were expected to be offset by higher capital gains realizations. The Governor proposed expenditures of $55.4 billion, also an almost 5% increase from the prior year. The Governor's Budget proposes significant additional funding for K-12 schools under Proposition 98, as well as additional funding for higher education, with a proposed reduction of college student fees. State and federal funds will be used in the new CalWORKS welfare program, with projections of a fourth consecutive year of caseload decline. The Governor has proposed a large capital expenditure program, focusing on schools and universities, but also including corrections, environmental and general government projects. These proposals would require approval of almost $10 billion of new general obligation bonds over the next six years. All of the Governor's proposals will be reviewed by the Legislature as part of the annual budget process. The State's financial difficulties for the past budget years and other factors noted above will result in continued pressure upon almost all local governments, especially those which depend on State aid, such as school districts and counties. While recent budgets included both permanent tax increases and actions to reduce costs of state government over the longer term, the Governor and other analysts have noted that structural imbalances still exist, and there can be no assurance that the State will not face budget gaps in the future.

                  The ratings on California's long-term general obligation bonds were reduced in the early 1990's from "AAA" levels which had existed prior to the recession. In 1996, Fitch and Standard & Poor's raised their ratings of California's general obligation bonds, which are currently assigned ratings of "A+" from Standard & Poor's, "A1" from Moody's and "AA-" from Fitch. There can be no assurance that such ratings will be maintained in the future. It should be noted that the creditworthiness of obligations issued by local California issuers may be unrelated to creditworthiness of obligations issued by the state of California, and that there is no obligation on the part of the state to make payment on such local obligations in the event of default.

                     OBLIGATIONS OF OTHER CALIFORNIA ISSUERS

                  STATE ASSISTANCE. Property tax revenues received by local governments declined more than 50% following passage of Proposition 13.
Subsequently, the State's Legislature enacted measures to provide for the redistribution of the State's General Fund surplus to local agencies; the reallocation of certain State revenues to local agencies; and the assumption of certain governmental functions by the State to assist municipal issuers to raise revenues. Total local assistance from the State's General Fund totaled approximately $36.6 billion in fiscal year 1996-97 (over 70% of General Fund expenditures) and has been budgeted at $38.8 billion for fiscal year 1997-98, including the effect of implementing reductions in certain aid programs. To reduce State General Fund support for school districts, the 1992-93 and 1993-94 Budget Acts caused local governments to transfer $3.8 billion of annual property tax revenues to school districts, representing reversal of the post-Proposition 13 "bailout" aid.

                  Legislation enacted in late 1997 provides for the State to take over financial responsibility for funding trial courts throughout the State. This is estimated to save counties and cities a total of over $350 million annually.

                  To the extent the State should be constrained by its Article XIIIB appropriations limit, or its obligation to conform to Proposition 98, or other considerations, the absolute level, or the rate of growth, of State assistance to local governments may continue to be reduced. Any such reductions in State aid could compound the serious fiscal constraints already experienced by many local governments, particularly counties. A number of counties both rural and urban, have indicated that their budgetary condition is extremely serious. At the start of fiscal year 1995-96, Los Angeles County ("L.A. County") the largest county in the State, was forced to impose significant cuts in services and personnel, particularly in the health care system, in order to balance its budget. L.A. County's debt was downgraded by Moody's and S&P in the summer of 1995. Orange

County, which recently emerged from federal bankruptcy protection, has substantially reduced services and personnel in order to live within much reduced means. A school district (Richmond Unified) filed for protection under bankruptcy laws several years ago, but the petition was later dismissed; other school districts have indicated financial stress, although none has threatened bankruptcy.

                  Counties and cities may face further budgetary pressures as a result of changes in welfare and public assistance programs, which were enacted in August, 1997 in order to comply with the federal welfare reform law. Generally, counties play a large role in the new system, and are given substantial flexibility to develop and administer programs to bring aid recipients into the workforce. Counties are also given financial incentives if either at the county or statewide level, the "Welfare-to-Work" programs exceed minimum targets; counties are also subject to financial penalties for failure to meet such targets. Counties remain responsible to provide "general assistance" for able-bodied indigents who are ineligible for other welfare programs. The long-term financial impact of the new CalWORKS system on local governments is still unknown.

                  ASSESSMENT BONDS. Municipal obligations which are assessment bonds or Mello-Roos bonds may be adversely affected by a general decline in real estate values or a slowdown in real estate sales activity. In many cases, such bonds are secured by land which is undeveloped at the time of issuance but anticipated to be developed within a few years after issuance. In the event of such reduction or slowdown, such development may not occur or may be delayed, thereby increasing the risk of a default on the bonds. Because the special assessments or taxes securing these bonds are not the personal liability of the owners of the property assessed, the lien on the property is the only security for the bonds. Moreover, in most cases the issuer of these bonds is not required to make payments on the bonds in the event of delinquency in the payment of assessments or taxes, except from amounts, if any, in a reserve fund established for the bonds.

                  CALIFORNIA LONG-TERM LEASE OBLIGATIONS. Certain State long-term lease obligations, though typically payable from the General Fund of the municipality, are subject to "abatement" in the event the facility being leased is unavailable for beneficial use and occupancy by the municipality during the term of the lease. Abatement is not a default, and there may be no remedies available to the holders of the certificates evidencing the lease obligation in the event abatement occurs. The most common causes of abatement are failure to complete construction of the facility before the end of the period during which lease payments have been capitalized and uninsured casualty losses to the facility (e.g., due to earthquake). In the event abatement occurs with respect to a lease obligation, lease payments may be interrupted (if all available insurance proceeds and reserves are exhausted) and the certificates may not be paid when due.

                  Several years ago the Richmond Unified School District (District) entered into a lease transaction in which certain existing properties of the District were sold and leased back in order to obtain funds to cover operating deficits. Following a fiscal crisis in which the District's finances were taken over by a State receiver (including a brief period under bankruptcy court protection), the District failed to make rental payments on this lease, resulting in a lawsuit by the Trustee for the Certificate of Participation holders. One of the defenses raised in answer to this lawsuit was the invalidity of the original lease transaction. The trial court upheld the validity of the District's lease, and the case has been settled. However, any future judgment in a similar case against the position taken by the Trustee may have implications for lease transactions of a similar nature by other State entities.

                  CONSTITUTIONAL LIMITATIONS ON TAXES, OTHER CHANGES AND APPROPRIATIONS LIMITATION ON PROPERTY TAXES. Certain obligations held by the funds may be obligations of issuers that rely in whole or in part, directly or indirectly, on AD VALOREM property taxes as a source of revenue. The taxing powers of local governments and districts are limited by Article XIIIA of the California Constitution, enacted by the voters in 1978 and commonly known as "Proposition 13." Briefly, Proposition 13 limits to 1% of full cash value the rate of AD VALOREM property taxes on real property and generally restricts the increase in taxes upon reassessment of property to 2% per year, except upon new construction or change of ownership (subject to a number of exemptions). Taxing entities may, however, raise AD VALOREM taxes above the 1% limit to pay debt service on voter-approved bonded indebtedness. Under Article XIIIA, the basic 1% AD VALOREM tax levy is applied against the assessed value of property as of the owner's date of acquisition (or as of March 1, 1975 if acquired earlier), subject to certain adjustments. This system has resulted in widely varying amounts of tax on similarly situated properties. Several lawsuits were filed challenging the acquisition-based assessment system of Proposition 13, but on June 18, 1992, the U.S. Supreme Court announced a decision upholding Proposition 13.

                  Article XIIIA prohibits local governments from raising revenues through AD VALOREM property taxes above the 1% limit; it also requires voters of any government unit to give 2/3 approval to levy any "special tax." However, court decisions allowed non-voter-approved levies of "general taxes" which were not dedicated to a specific use.

                  LIMITATIONS ON OTHER TAXES, FEES AND CHARGES. On November 5, 1996, the voters of the State approved Proposition

218, called the "Right to Vote on Taxes Act." Proposition 218 added Articles XIIIC and XIIID to the State Constitution, which contain a number of provisions affecting the ability of local agencies to levy and collect both existing and future taxes, assessments, fees and charges.

                  Article XIIIC requires that all new or increased local taxes be submitted to the electorate before they become effective. Taxes for general governmental purposes require a majority vote and taxes for specific purposes require a two-thirds vote. Further, any general purpose tax which was imposed, extended or increased without voter approval after December 31, 1994, must be approved by a majority vote within two years.

                  Article XIIID contains several new provisions making it generally more difficult for local agencies to levy and maintain "assessments" for municipal services and programs. Article XIIID also contains several new provisions affecting "fees" and "charges," defined for purposes of Article XIIID to mean "any levy other than an ad valorem tax, a special tax, or an assessment, imposed by a local government upon a parcel or upon a person as an incident of property ownership, including a user fee or charge for a property-related service." All new and existing property-related fees and charges must conform to requirements prohibiting, among other things, fees and charges which generate revenues exceeding the funds required to provide the property-related service or are used for unrelated purposes. There are new notice, hearing and protest procedures for levying or increasing property-related fees and charges, and, except for fees or charges for sewer, water and refuse collection services (or fees for electrical and gas service, which are not treated as "property-related" for purposes of Article XIIID), no property-related fee or charge may be imposed or increased without majority approval by the property owners subject to the fee or charge or, at the option of the local agency, two-thirds voter approval by the electorate residing in the affected area.

                  In addition to the provisions described above, Article XIIIC removes limitations on the initiative power in matters of local taxes, assessments, fees and charges. Consequently, local voters could, by future initiative, repeal, reduce or prohibit the future imposition or increase of any local tax, assessment, fee or charge. It is unclear how this right of local initiative may be used in cases where taxes or charges have been or will be specifically pledged to secure debt issues.

                  The interpretation and application of Proposition 218 will ultimately be determined by the courts with respect to a number of matters, and it is not possible at this time to predict with certainty the outcome of such determinations. Proposition 218 is generally viewed as restricting the fiscal flexibility of local governments, and for this reason, some ratings of California cities and counties have been, and others may be, reduced.

                  APPROPRIATIONS LIMITS. The State and its local governments are subject to an annual "appropriations limit" imposed by Article XIIIB of the California Constitution, enacted by the voters in 1979 and significantly amended by Propositions 98 and 111 in 1988 and 1990, respectively. Article XIIIB prohibits the State or any covered local government from spending "appropriations subject to limitation" in excess of the appropriations limit imposed. "Appropriations subject to limitation" are authorizations to spend "proceeds of taxes," which consist of tax revenues and certain other funds, including proceeds from regulatory licenses, user charges , or other fees to the extent that such proceeds exceed the cost of providing the product or service; but " proceeds of taxes" for local governments exclude most State subventions. No limit is imposed on appropriations of funds which are not "proceeds of taxes," such as reasonable user charges or fees and certain other non-tax funds, including bond proceeds. Among the expenditures not included in the Article XIIIB appropriations limit are: (1) the debt service cost of bonds issued or authorized prior to January 1, 1979, or subsequently authorized by the voters;
(2) appropriations  arising from certain  emergencies  declared by the Governor;
(3) appropriations for certain capital outlay projects; and (4) appropriations by the State of post-1989 increases in gasoline taxes and vehicle weight fees. The appropriations limit for each year is adjusted annually to reflect changes in cost of living and population, and any transfers of service responsibilities between government units. The definitions for such adjustments were liberalized by Proposition 111 to follow more closely growth in the State's economy. For the 1990-91 fiscal year, each unit of government has recalculated its appropriations limit by taking the actual 1986-87 limit and applying the Proposition 111 annual adjustments forward to 1990-91. This was expected to raise the limit in most cases.

                  Under Proposition 111, "excess" revenues are measured over a two-year cycle. With respect to local governments, excess revenues must be returned by a revision of tax rates or fee schedules within the two subsequent fiscal years. The appropriations limit for a local government may be overridden by referendum under certain conditions for up to four years at a time. With respect to the State, 50% of any excess revenues is to be distributed to K-12 school and community college districts (collectively, K-14 districts) and the other 50% is to be refunded to taxpayers. In the years immediately following enactment, very few California governmental entities operated near their appropriations limit. In the mid-to-late 1980's, many entities were at or approaching their limit, and several successfully obtained voter approval for four-year waivers of the limit. Since Proposition 111, the appropriations limit has again ceased to be a practical limit on California governments, but this condition may change in the future. During fiscal year 1986-87, State receipts from proceeds of taxes exceeded its appropriations limit by $1.138 billion, which was returned to taxpayers. Since that time, appropriations subject to limitation were under the State limit. The 1996-97 Budget provided for State appropriations more than $7.0 billion under the limit for fiscal year 1996-97.

                  OTHER CONSIDERATIONS. The repayment of Industrial Development Securities secured by real property may be affected by State laws limiting foreclosure rights of creditors. Health Care and Hospital Securities may be affected by changes in State regulations governing cost reimbursements to health care providers under Medi-Cal (the State's Medicaid program), including risks related to the policy of awarding exclusive contracts to certain hospitals. Limitations on AD VALOREM property taxes may particularly affect "tax allocation" bonds issued by State redevelopment agencies. Such bonds are secured solely by the increase in assessed valuation of a redevelopment project area after the start of redevelopment activity. In the event that assessed values in the redevelopment project decline (for example, because of a major natural disaster such as an earthquake), the tax increment revenue may be insufficient to make principal and interest payments on these bonds. Both Moody's and S&P suspended ratings on State tax allocation bonds after the enactment of Articles XIIIA and XIIIB, and only resumed such ratings on a selective basis. Proposition 87, approved by State voters in 1988, requires that all revenues produced by a tax rate increase go directly to the taxing entity which increased such tax rate to repay that entity's general obligation indebtedness. As a result, redevelopment agencies (which, typically, are the issuers of Tax Allocation Securities) no longer receive an increase in tax increment when taxes on property in the project area are increased to repay voter-approved bonded indebtedness. Substantially all of the State is within an active geologic region subject to major seismic activity. Any California municipal obligation held by the fund could be affected by an interruption of revenues because of damaged facilities or, consequently, income tax deductions for casualty losses or property tax assessment reductions. Compensatory financial assistance could be constrained by the inability of (i) an issuer to have obtained earthquake insurance coverage at reasonable rates; (ii) an insurer to perform on its contracts of insurance in the event of widespread losses; or (iii) the federal or State government to appropriate sufficient funds within their respective budget limitations. Because of the complex nature of Articles XIIIA, XIIIB, XIIIC and XIIID of the California Constitution (described briefly above), the ambiguities and possible inconsistencies in their terms, and the impossibility of predicting future appropriations or changes in population and the cost of living, and the probability of continuing legal challenges, it is not currently possible to determine fully the impact of these provisions, or the outcome of any pending litigation with respect to those provisions on State obligations held by the fund or on the ability of the State or local governments to pay debt service on such obligations. Legislation has been or may be introduced (either in the State Legislature or by initiative) which would modify existing taxes or other revenue-raising measures or which either would further limit or, alternatively, would increase the abilities of State and local governments to impose new taxes or increase existing taxes. It is not presently possible to predict the extent to which any such legislation will be enacted, or if enacted, how it would affect California municipal obligations. It is also not presently possible to predict the extent of future allocations of State revenues to local governments or the abilities of State or local governments to pay the interest on, or repay the principal of, such California municipal obligations in light of future fiscal circumstances.


                                OTHER INFORMATION

                  As of March 31, 1998, the Trustees and Officers of the Fund as a group beneficially owned less than 1% of the outstanding shares of the Fund. As of such date, the following person was known by Fund management to have owned beneficially, directly or indirectly, 5% or more of the outstanding shares of the Fund:

                                     NUMBER OF SHARES        PERCENTAGE OF
NAME & ADDRESS                       OWNED                   OUTSTANDING SHARES
--------------                       -----                   ------------------

Eugene L. Lessner (Trustee)          100,519.349             5.56%
Lessner Revocable Living Trust
U/A DTD Nov. 17, 1986
3244 San Amadeo, Unit 3A
Laguna Hills, CA  92653-3076


                              FINANCIAL STATEMENTS

                  Audited financial statements of the Fund for the year ended December 31, 1997 are attached hereto.

(CHART MATERIAL)

                               New York Muni Fund
                              Portfolio Composition
                                December 31, 1997
                                  (unaudited)

                                     BY TYPE

(15.8%) FCSI

(51.4%) FCLT

(20.9%) LRIB

(11.9%) INLT


                                   BY RATING+

(4.6%) Non-income
       producing bonds

 (1.3%) AA

(59.6%) AAA

(19.2%) BBB

 (1.9%) Not Rated


FIXED COUPON BONDS
   FCLT -- Long (maturity > 15 years) (includes long zero coupons)
   FCSI -- Short or Intermediate (maturity < 15 years) (includes zero coupon bonds)

VARIABLE RATE BONDS
RIB(Residual Interest Bond) type inverse floaters. These are leveraged bonds whose coupon varies inversely with rates on short term companion issues. The inverse floater's price will be more volatile than that of a fixed coupon bond.
   LRIB -- Long Term (maturity > 15 years)

IN (Index) based inverse floaters are bonds whose interest coupons vary inversely with an index of short term interest rates and then revert to a fixed rate mode. The inverse floater's price will be more volatile than that of a fixed coupon bond.
   INLT -- Long Term  (maturity > 15 years)

+If a security has a split rating, the highest applicable rating is used, including published ratings on identical credits for individual securities not individually rated.

(CHART MATERIAL)


$22,786
Lehman
Brothers
Municipal
Bond Index*

$15,144
Fundamental
New York
Muni
Fund, Inc.

$13,926
Consumer
Price Index

--------------------------------------------------------------------------------
                               New York Muni Fund
--------------------------------------------------------------------------------
                           Average Annual Total Return
                                Ended on 12/31/97
--------------------------------------------------------------------------------
                         1 Year     5 Year     10 Year
--------------------------------------------------------------------------------
                         1.46%     (0.62)%     4.24%
--------------------------------------------------------------------------------

                                  Thousands ($)

24   22   20   18   16   14   12   10

12/31/87  12/31/88  12/31/89  12/31/90  12/31/91 12/31/92 12/31/93 12/31/94

12/31/95  12/31/96  12/31/97


Past performance is not predictive of future performance.

The above illustration compares a $10,000 investment made in the New York Muni Fund on 12/31/87 to a $10,000 investment made in the Lehman Brothers Municipal Bond Index on that date. All dividends and capital gain distributions are reinvested.

The Fund invests primarily in New York municipal securities and its performance takes into account fees and expenses. Unlike the Fund, the Lehman Brothers Municipal Bond Index is an unmanaged total return performance benchmark for the long-term, investment-grade tax exempt bond market, calculated by using municipal bonds selected to be representative of the market. The Index does not take into account fees and expenses. Further information relating to Fund performance, including expense reimbursements, if applic able, is contained in the Fund's Prospectus and elsewhere in this report.

*Source:Lehman Brothers.

The Consumer Price Index is a commonly used measure of inflation; it does not represent an investment return.

(LEFT COLUMN)

NEW YORK MUNI  FUND

STATEMENT OF ASSETS AND LIABILITIES
December 31, 1997

--------------------------------------------------------------------------------

ASSETS
  Investment in securities at value
    (Note 4) (cost $127,411,133).....................  $122,737,274
  Receivables:
    Interest.........................................     1,484,267
    Fund shares sold.................................    58,146,118
                                                        -----------
           Total assets..............................   182,367,659
                                                        -----------
LIABILITIES
  Notes payable (Note 6).............................    38,177,582
  Payables:
    Fund shares redeemed.............................       347,948
    Investment securities purchased..................     8,826,774
    Dividend declared................................        27,444
    Due to advisor...................................        24,366
    Accrued expenses.................................       368,138
                                                        -----------
   Total liabilities.................................    47,772,252
                                                        -----------
NET ASSETS consisting of:
   Distributions in excess of net
     investment income................... $   (27,444)
   Accumulated net realized loss ........ (24,284,760)
   Unrealized depreciation of securities. (4,673,859) Paid-in-capital applicable to
   156,836,372 shares of $.01
   par value capital stock............... 163,581,470
                                           ----------
                                                       $134,595,407
                                                       ============
NET ASSET VALUE PER SHARE................                      $.86
                                                               ====

(RIGHT COLUMN)

STATEMENT OF OPERATIONS
Year ended December 31, 1997

--------------------------------------------------------------------------------

INVESTMENT INCOME
   Interest income...............................      $ 7,756,494
EXPENSES (Notes 2 and 3)
   Management fee...............         $640,975
   Custodian and accounting fees          327,214
   Transfer agent fees..........          450,401
   Professional fees............        1,050,450
   Directors' fees..............          102,427
   Printing and postage.........           31,395
   Interest.....................        1,431,511
   Distribution expenses........          647,839
   Operating expenses on
   defaulted bonds..............           72,000
   Other........................          143,176
                                        ---------
                                        4,897,388

   Expenses reimbursed........            (40,700)
                                        ---------
           Total expenses........................        4,856,688
                                                        ----------
           Net investment income.................        2,899,806
                                                        ----------
REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS
   Net realized loss on investments    (2,367,322)

   Net unrealized appreciation of
     investments..............          5,608,133
                                        ---------
   Net gain on investments ......................       3,240,811
                                                       ----------
NET INCREASE IN NET ASSETS
FROM OPERATIONS..................................      $6,140,617
                                                       ==========


(FULL COLUMN)

STATEMENTS OF CHANGES IN NET ASSETS

-------------------------------------------------------------------------------------------------------------------

                                                                                     Year Ended          Year Ended
                                                                                    December 31,        December 31,
                                                                                        1997                1996
                                                                                    ------------       ------------
INCREASE (DECREASE) IN NET ASSETS FROM
  OPERATIONS
   Net investment income......................................................      $  2,899,806       $  6,229,467
   Net realized loss on investments...........................................        (2,367,322)        (2,404,362)
   Unrealized appreciation (depreciation) on investments .....................         5,608,133         (4,292,643)
                                                                                     -----------        -----------
   Net (decrease) increase in net assets from operations......................         6,140,617           (467,538)
DISTRIBUTIONS:
   Distributions from investment income.......................................        (2,899,806)        (6,229,467)
   Distributions in excess of net investment income...........................           (27,444)            --
   Return of capital distribution.............................................          (551,666)            --
   Distributions from net realized gain from investments......................           (24,556)            --
   CAPITAL SHARE TRANSACTIONS (Note 5)........................................       (64,787,531)       (23,248,833)
                                                                                     -----------        -----------
   Total decrease.............................................................       (62,150,386)       (29,945,838)
NET ASSETS:
   Beginning of year..........................................................       196,745,793        226,691,631
                                                                                     -----------        -----------
   End of year................................................................      $134,595,407       $196,745,793
                                                                                     ===========        ===========


                       See Notes to Financial Statements.

NEW YORK MUNI FUND

STATEMENT OF CASH FLOWS
Year Ended December 31, 1997

---------------------------------------------------------------------------------------------------------------------
   Increase (Decrease) in Cash
   Cash Flows From Operating Activities
     Net increase to net assets from operations ..................................................     $    6,140,617
     Adjustments to reconcile net increase in net assets from operations to net cash provided by operating activities:
       Purchase of investment securities .........................................................     (1,574,433,817)
       Proceeds on sale of securities ............................................................      1,659,325,144
       Decrease in interest receivable ...........................................................          2,324,155
       Decrease in accrued expenses ..............................................................           (391,142)
       Net accretion of discount on securities ...................................................           (111,800)
       Net realized loss:
         Investments .............................................................................          2,367,322
       Unrealized appreciation on securities  ....................................................         (5,608,133)
                                                                                                        -------------
           Net cash provided by operating activities .............................................         89,612,346
                                                                                                        -------------
   Cash Flows From Financing Activities:*
       Increase in notes payable .................................................................         36,846,239
       Proceeds on shares sold ...................................................................      2,222,770,042
       Payment on shares repurchased .............................................................     (2,348,578,756)
       Cash dividends paid .......................................................................           (649,871)
                                                                                                        -------------
           Net cash used in financing activities .................................................        (89,612,346)
                                                                                                        -------------
           Net decrease in cash ..................................................................                  0
   Cash at beginning of year .....................................................................                  0
                                                                                                        -------------
   Cash at end of year ...........................................................................      $           0
                                                                                                        =============

--------------
  *Non-cash financing  activities not included herein consist of reinvestment of dividends  of  $3,233,013.
   Cash  payments  for  interest   expense  totaled $1,672,606.


                       See Notes to Financial Statements.

NEW YORK MUNI FUND

STATEMENT OF INVESTMENTS
December 31, 1997

-----------------------------------------------------------------------------------------------------------------------------

     Principal
      Amount                                  Issue ooo                                        Type o  Rating oo     Value
     --------                                 -----                                            ----    -----         -----
   $ 1,000,000##  Amherst NY Industrial Development Agency Lease Rev, SurfaceRink Complex,
                     LOC Keyhawk, 5.65%, 10/01/22............................................  FCLT    A          $ 1,015,360
     1,000,000    Metropolitan Transit Authority NY Commuter Facilities Rev, Series C-1,
                     FGIC Insured 5.375%, 07/01/27...........................................  FCLT    AAA          1,011,120
       300,000    Metropolitan Transit Authority NY Transportation Facilities Rev SVC Contract
                     Series 8 5.375%, 07/01/21...............................................  FCLT    A-             300,000
    14,600,000x## New York Inverse Floating Rate Notes*......................................  INLT    A-          14,618,104
       500,000    New York NY Series B, 5.25%,0 8/01/15......................................  FCLT    A-             495,445
     5,290,000x## New York City, ECF, MBIA Insured, STEP** 3.75%, 04/01/08...................  FCSI    Aaa          5,402,042
     5,925,000x## New York City, ECF, MBIA Insured, STEP** 3.75%, 10/01/08...................  FCSI    Aaa          6,046,463
     2,200,000x## New York City, IDA, Imclone Systems Inc Project AMT 11.25%, 07/01/04.......  FCSI    NR           2,296,404
     2,000,000    New York City, IDA, Brooklyn Navy Yard Cogen Partners AMT 5.75%, 10/01/36 .  FCLT    Baa3         2,017,800
     6,700,000    New York City, MWFA, Water &Sewer Systems Rev Residual Int Tr Rcpts,
                     Series 29, FGIC Insured, 6.562%, 06/15/30...............................  LRIB    Aaa          6,497,258
     1,030,000    New York City, IDA, Civic Facilities Rev, Anti-Defamation League Foundation
                     Ser A, MBIA Insured,  5.375%, 06/01/27..................................  FCLT    Aaa          1,042,226
     3,500,000##  New York City, IDA, Special Facilities Rev, United Airlines Inc. Project,
                     AMT, 5.65%, 10/01/32....................................................  FCLT    Baa3         3,538,605
     4,970,000##  New York State, DAR, City University Systems Series C 5.00%, 07/01/17 .....  FCLT    Baa1         4,784,270
       850,000    New York State, DAR, City University Series F, FGIC TCRS Insured,
                     5.00%, 07/01/20.........................................................  FCLT    Aaa            827,611
     7,550,000##  New York State, DAR, Court Facilities Lease Series A  5.25%, 05/15/21 .....  FCLT    Baa1         7,419,838
     1,000,000    New York State, DAR, Nursing Home FHA, Rosalind &Joseph Gurwin
                     Jewish Geriatric, AMBAC Insured 5.70%, 02/01/37.........................  FCLT    Aaa          1,023,890
     1,650,000    New York State, DAR, St. Vincent DePaul Residence, LOC Allied Banks PLC,
                     5.30%, 07/01/18.........................................................  FCLT    Aa3          1,639,803
     4,500,000##  New York State, DAR, City University System Residual Int Tr Recpts 27,
                     MBIA Insured, Liquidity The Bank of New York, 8.22%, 07/01/24...........  LRIB    Aaa          4,949,055
    13,460,000##  New York State, DAR, City University System Residual Int Tr Recpts 28,
                     AMBAC Insured, Liquidity The Bank of New York, 7.63%, 07/01/25..........  LRIB    Aaa         14,170,553
     2,510,000    New York State, DAR, Vassar Brothers Hospital, FSA Insured 5.375%, 07/01/25  FCLT    Aaa          2,525,462
     5,000,000    New York State, DAR, Mental Health Services Facilities Improvement
                     Series D, FSA Insured, 5.125%, 08/15/27.................................  FCLT    AAA          4,909,950
     7,500,000##  New York State, DAR, FHA, St Barnabas Hospital AMBAC Insured
                     5.45%, 08/01/35.........................................................  FCLT    Aaa          7,565,700
       750,000    New York State, DAR, FHA, Sara Neuman Nursing Home AMBAC Insured
                     5.45%, 08/01/27.........................................................  FCLT    Aaa            755,730
     1,000,000    New York State, DAR, FHA, Sara Neuman Nursing Home AMBAC Insured
                     5.50%, 08/01/37.........................................................  FCLT    Aaa          1,009,340
    42,000,000    New York State, DAR, FHA, Presbyterian Hospital Series A AMBAC Insured
                     0.00%, 08/15/36.........................................................  FCLT    Aaa          5,404,560
     2,000,000    New York State, DAR, FHA, Highland Hospital Rochester Series A,
                     MBIA Insured, 5.45%, 08/01/37...........................................  FCLT    Aaa          2,008,680
     1,000,000    New York State, EFC, Pollution Control Rev, Ref-St Wtr-Sub-Revolving Fund
                     Series E, MBIA Insd, 5.00%, 06/15/11....................................  FCLT    Aaa          1,009,710
     2,000,000    New York State, EFC, Pollution Control Rev, Ref-St Wtr-Sub-Revolving Fund
                     Series E, MBIA Insd, 5.00%, 06/15/12....................................  FCLT    Aaa          2,016,160


NEW YORK MUNI FUND

December 31, 1997

-----------------------------------------------------------------------------------------------------------------------------

     Principal
      Amount                                  Issue ooo                                            Type o  Rating oo     Value
     --------                                 -----                                                ----    -----         -----
   $ 4,040,000    New York State, HFA, Service Contract Obligation Rev Series C, 5.50%, 03/15/25.  FCLT    Baa1       $  4,064,644
     5,000,000##  New York State, MCFFA, HFA, Rev, Presbyterian Hospital
                     MBIA-IBC Insured 5.375%, 02/15/25...........................................  FCLT    Aaa           5,045,500
     9,805,000x# ##  Niagara County NY, IDA Falls Street Faire Project AMT, 10.00% 09/01/06
                     (see Note 4 to Financial Statements)........................................  FCSI    NR            3,509,700
     5,870,000x#  ## Niagara Falls NY, URA, Old Falls Street Improvement Project, 11.00% 05/01/09
                     (see Note 4 to Financial Statements).............................. .........  FCSI    NR            2,101,167
     1,760,000    Syracuse NY, IDA, Civic Facilities Rev, Crouse Health Hospital Project,
                     Series A 5.375%, 01/01/23...................................................  FCLT    BBB           1,715,124
                                                                                                                      ------------
                             Total Investments (Cost $127,411,133 @).............................                     $122,737,274
                                                                                                                      ============

  * Inverse Floating Rate Notes (IFRN) are instruments whose interest rates bear an inverse relationship to the interest rate on another security or value of an index. Rates shown are at December 31, 1997.
 ** Step Bonds (STEP) are instruments whose interest rate is fixed at an initial rate and then increases ("steps up") to another fixed rate until maturity.
  @ Cost for Federal income tax purposes is $127,989,424.
  # The value of these non-income producing securities has been estimated by persons designated by the Fund's Board of Directors using  methods  the Director's  believe  reflect  fair  value.  See  Note  4  to  the  financial statements.
 ## $82,462,761  market value of securities are  segregated  in whole or in part as collateral securing a line of credit.
  x The Fund owns 100% of the security and therefore there is no  trading  in  the  security.   See  Note  4  to  the  financial
    statements.

Legend
       oType   FCLT        --Fixed Coupon Long Term
               FCSI        --Fixed Coupon Short or Intermediate Term
               LRIB        --Residual Interest Bond Long Term
               INLT        --Indexed Inverse Floating Rate Bond Long Term
   ooRatings   If a security has a split rating the highest applicable rating is used,  including  published ratings on identical credits for individual securities not individually rated.
               NR--Not Rated
    ooolssue   AMBAC       American Municipal Bond Assurance Corporation
               AMT         Alternative Minimum Tax
               CAB         Capital Appreciation Bond
               CFR         Civic Facility Revenue
               COP         Certificates of Participation
               DAR         Dormitory Authority Revenue
               ECF         Educational Construction Fund
               EFC         Environmental Facilities Corp.
               ETM         Escrowed to Maturity
               FGIC        Financial Guaranty Insurance Corporation
               FHA         Federal Housing Administration
               FSA         Financial Security Association
               GO          General Obligation
               HDA         Housing Development Agency
               HFA         Housing Financing Agency
               HIC         Hospital Improvement Corporation
               IDA         Industrial Development Authority
               ITEMECF     Industrial, Tourist, Education, Medical and Environmental Control Facilities
               LOC         Letter of Credit
               MBIA        Municipal Bond Insurance Assurance Corporation
               MCF         Medical Care Facilities
               MCFFA       Medical Care Facilities Finance Agency
               MTA         Metropolitan Transit Authority
               MWFA        Municipal Water Finance Authority
               NHRB        Nursing Home Revenue Bond
               RB          Revenue Bond
               RDA         Research and Development Authority
               SWMA        Solid Waste Management Authority
               URA         Urban Renewal Authority


                       See Notes to Financial Statements.

NEW YORK MUNI FUND

NOTES TO FINANCIAL STATEMENTS
December 31, 1997

--------------------------------------------------------------------------------

1.Significant Accounting Policies

     New York Muni Fund (the Fund) is a series of Fundamental Funds, Inc. (the "Company"). The Company is an open-end management investment company registered under the Investment Company Act of 1940. The Fund seeks to provide a high level of income that is excluded from gross income for Federal income tax purposes and exempt from New York State and New York City personal income taxes. The Fund intends to achieve its objective by investing substantially all of its total assets in municipal obligations of New York State, its political subdivisions and its duly constituted authorities and corporations. The Fund employs leverage in attempting to achieve this objective. The following is a summary of significant accounting policies followed in the preparation of its financial statements:

          Valuation of Securities--The Fund's portfolio securities are valued on the basis of prices provided by an independent pricing service when, in the opinion of persons designated by the Fund's directors, such prices are believed to reflect the fair market value of such securities. Prices of non-exchange traded portfolio securities provided by independent pricing services are generally determined without regard to bid or last sale prices but take into account institutional size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. Securities traded or dealt in upon a securities exchange and not subject to restrictions against resale as well as options and futures contracts listed for trading on a securities exchange or board of trade are valued at the last quoted sales price, or, in the absence of a sale, at the mean of the last bid and asked prices. Options not listed for trading on a securities exchange or board of trade for which over-the-counter market quotations are readily available are valued at the mean of the current bid and asked prices. Money market and short-term debt instruments with a remaining maturity of 60 days or less will be valued on an amortized cost basis. Municipal daily or weekly variable rate demand instruments will be priced at par value plus accrued interest. Securities not priced in a manner described above and other assets are valued by persons designated by the Fund's directors using methods which the directors believe reflect fair value.

          Futures Contracts and Options Written on Future Contracts--Initial margin deposits with respect to these contracts are maintained by the Fund's custodian in segregated asset accounts. Subsequent changes in the daily valuation of open contracts are recognized as unrealized gains or losses. Variation margin payments are made or received as daily appreciation or depreciation in the value of these contracts occurs. Realized gains or losses are recorded when a contract is closed.

          Federal  Income  Taxes--It  is the  Fund's  policy to comply  with the requirements of the Internal Revenue Code applicable to "regulated investment companies" and to distribute all of its taxable and tax exempt income to its shareholders. Therefore, no provision for federal income tax is required.

          Distributions--The Fund declares dividends daily from its net investment income and pays such dividends on the last business day of each month. Distributions of net capital gains, if any, realized on sales of investments are made annually, as declared by the Fund's Board of
     Directors. Dividends are reinvested at the net asset value unless shareholders request payment in cash.

          General--Securities transactions are accounted for on a trade date basis. Interest income is accrued as earned. Premiums and original issue discount on securities purchased are amortized over the life of the respective securities. Realized gains and losses from the sale of securities are recorded on an identified cost basis. Net operating expenses incurred on properties collateralizing defaulted bonds are charged to operating expenses as incurred. Costs incurred to restructure defaulted bonds are charged to realized loss as incurred.

          Accounting Estimates--The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

NEW YORK MUNI FUND

December 31, 1997

--------------------------------------------------------------------------------

2.Investment Advisory Fees and Other Transactions with Affiliates

     Management Agreement
     Under a Management Agreement, the Fund pays an investment management fee to Fundamental Portfolio Advisors, Inc. (the Manager) equal to 0.5% of the Fund's average daily net asset value up to $100 million and decreasing by .02% of each $100 million increase in net assets down to 0.4% of net assets in excess of $500 million. The Manager has voluntarily agreed to reimburse the Fund an amount not exceeding the amount of fees payable to the Manager under the agreement for any fiscal year, if, and to the extent that the aggregate operating expenses of the Fund for any fiscal year including the fees payable to the Manager, but excluding interest expenses, taxes, brokerage fees and commissions, expenses paid pursuant to the Distribution Plan, and extraordinary expenses exceeds, on an annual basis, 1.5% of the average daily net assets of the Fund. No such reimbursement was required for the year ended December 31, 1997 due to the expense limitation. See Note 8.

     SEC Administrative Action Against Manager
     On September 30, 1997, the Securities & Exchange Commission announced that it instituted public administrative and cease-and desist proceedings against the Manager, the former portfolio manager of the Fund, the president of the Manager and Fundamental Service Corporation (FSC). The proceeding arises from the alleged failure of an affiliated mutual fund to disclose the risks of the affiliated fund, and of the Manager's failure to disclose its soft dollar arrangements to the Fund's Board of Directors. A hearing has been scheduled with an admninistrative law judge to determine whether the allegations are true, and, if so, what remedial action, if any, is appropriate.

     Board's Termination of Portfolio Manager
    Between April 17, 1997 and July 24, 1997, a representative of the Manager engaged Tocqueville Securities L.P. ("Tocqueville Securities"), an affiliate of Tocqueville (see Note 7), as agent, to effect eight separate over-the-counter purchase transactions of municipal obligations on behalf of the Fund. The Fund's Board has concluded that the commissions paid to Tocqueville Securities in connection with these transactions (a portion of which was paid to the representative) were not justified and that the Fund bore unnecessary expenses as a result of the sale of its securities to another party and the subsequent repurchase of them through Tocqueville Securities. Based upon a report initiated by Tocqueville Securities and prepared by the Fund's independent auditors, and upon the Board's own analysis, the Board directed that the Manager terminate the representative's services as a portfolio manager. At the Board's request and in order to reimburse the affiliated fund for all of its losses, Tocqueville Securities, on September 15, 1997, voluntarily paid $260,000 to the Fund, an amount which significantly exceeds the total commissions ($184,920.60) received by Tocqueville Securities in connection with these transactions. $219,300 of the proceeds from the reimbursement have been included in the realized gain on investments and $40,700 have been included as an expense reimbursement in the accompanying financial statements. The staff of the Securities and Exchange Commission and the Department of NASD Regulation have been informed of these events by Tocqueville Securities. See Note 7 regarding contemplated transaction with the Tocqueville Trust.

     Distribution Plan and Service Agreement
     Pursuant to a Distribution Plan (the Plan) adopted pursuant to Rule 12b-1 promulgated under the Investment Company Act of 1940, the Fund may pay certain promotional and advertising expenses and may compensate certain registered securities dealers and financial institutions for services provided in connection with the processing of orders for purchase or redemption of the Fund's shares and furnishing other shareholder services. Payments by the Fund shall not in the aggregate, in any fiscal year, exceed 0.5% of the average daily net assets of the Fund.

     Under a Service Agreement with FSC, an affiliate of the Manager, amounts are paid under the Plan to compensate FSC for the services it provides and the expenses it bears in distributing the Fund's shares to investors. Any cumulative distribution expenses related to the Fund incurred by FSC in excess of the annual maximum amount payable by the Fund under the Plan may be carried forward for three years in anticipation of reimbursement by the Fund on a "first in-first out" basis. If the Plan is terminated or discontinued in accordance with its terms, the obligation of the Fund to make payments to FSC will cease and the Fund will not be required to make payments past the termination date. Amounts paid to FSC pursuant to the agreement totaled $307,200 for the year ended December 31, 1997.

     NASD Sanctions and Fines
     On February 19, 1998, FSC and two of its executives, without admitting or denying guilt, entered into an agreement with the National Association of Securities Dealers, Inc. ("NASD") whereby they accepted fines totaling $125,000 and other stipulated sanctions as a result of the NASD's finding that they had distributed advertising materials of an affiliated mutual fund which violated NASD rules governing advertisements.

NEW YORK MUNI FUND

December 31, 1997

--------------------------------------------------------------------------------

     The Fund compensated Fundamental Shareholder Services, Inc. (FSSI), an affiliate of the Manager, for the services it provided under a Transfer Agent and Service Agreement which was terminated September 11, 1997. Transfer agent fees paid to FSSI for the year ended December 31, 1997 amounted to $260,717.

3.Directors' Fees

     All of the Directors of the Fund are also directors or trustees of two other affiliated mutual funds for which the Manager acts as investment adviser. For services and attendance at Board meetings and meetings of committees which are common to each Fund, each Director who is not affiliated with the Manager is compensated at the rate of $6,500 per quarter pro rated among the funds based on their respective average net assets. The Directors also received additional compensation for special services as requested by the Board. Additional compensation totaled $40,923 pro rated among the funds based on their respective average net assets.

4.Complex Securities, Concentrations of Credit Risk, and Investment Transactions

     Inverse Floating Rate Notes (IFRN):
     The Fund invests in variable rate securities commonly called "inverse floaters". The interest rates on these securities have an inverse relationship to the interest rate of other securities or the value of an index. Changes in interest rate on the other security or index inversely affect the rate paid on the inverse floater, and the inverse floater's price will be more volatile than that of a fixed-rate bond. Additionally, some of these securities contain a "leverage factor"whereby the interest rate moves inversely by a "factor" to the benchmark rate. For example, the rates on the inverse floating rate note may move inversely at three times the benchmark rate. Certain interest rate movements and other market factors can substantially affect the liquidity of IFRN's.

     Concentration of Credit Risk and Transactions in Defaulted Bonds:
     The Fund owned 100% of two Niagara Falls Industrial Development Agency bonds ("IDA Bonds") due to mature on September 1, 2006, and 98.3% of a Niagara Falls New York Urban Renewal Agency 11% bond ("URA Bond") due to mature on May 1, 2009 which are in default. The IDA Bonds are secured by commercial retail and office buildings known as the Falls Street Faire and Falls Street Station Projects ("Projects"). The URA Bond is secured by certain rental payments from the Projects.

     The Fund, through its investment banker and manager, negotiated the sale of the Falls Street Station project. The net proceeds received on the sale of approximately $2,800,000 were accounted for as a pro rata recovery of principal of each of the bonds. The remaining principal value of the Fall Street Station IDA Bond of approximately $3,887,000 was charged to realized loss on investments.

     The remaining two securities are being valued under methods approved by the Board of Directors. The aggregate value of these securities is $5,610,867 (35.8% to their aggregate face value of $15,675,000). There is uncertainty as to the timing of events and the subsequent ability of the Projects to generate cash flows sufficient to provide repayment of the bonds. No interest income was accrued on these bonds during the year ended December 31, 1997. Legal, investment banking, and other restructuring costs charged to realized loss totaled approximately $153,000 for the year ended December 31, 1997 ($1,640,000 cumulatively from October 6, 1992 to December 31, 1997). The Fund through its investment banker, engaged a property manager to maintain the Projects on its behalf, and the Fund is paying the net operating expenses of the Project. Net operating expenses related to the Projects for the year ended December 31, 1997 are disclosed in the statement of operations, and cumulatively from October 6, 1992 to December 31, 1997 totaled approximately $684,629

     Additionally, the Fund owns 100% of several securities as indicated in the Statement of Investments. As a result of its ownership position there is no active trading in these securities. Valuations of these securities are provided by a pricing service and are believed by the Manager to reflect fair value. The market value of securities owned 100% by the Fund was approximately $33,973,880 (25% of net assets) at December 31, 1997.

     Other Investment Transactions:
     During the year ended December 31, 1997,  purchases and sales of investment
securities,   other  than  short-term   obligations,   were   $554,177,076   and
$647,162,806, respectively.

NEW YORK MUNI FUND

December 31, 1997

--------------------------------------------------------------------------------

     As of December 31, 1997 net unrealized depreciation of portfolio securities on a federal income tax basis amounted to $5,252,150 composed of unrealized appreciation of $4,320,774 and unrealized depreciation of $9,572,924.

     The Fund has capital loss carryforwards available to offset future capital gains as follows:
                                   Amount               Expiration
                                   ------               ----------
                                 $18,503,000         December 31, 2002
                                   3,430,000         December 31, 2004
                                   2,214,000         December 31, 2005
                                 -----------
                                 $24,147,000
                                 ===========

5.Capital Stock

    As of December 31, 1997 there were 500,000,000 shares of $.01 par value capital stock authorized. Transactions in capital stock were as follows:


                                                     Year Ended                              Year Ended
                                                  December 31, 1997                       December 31, 1996
                                             --------------------------              --------------------------
                                             Shares             Amount               Shares             Amount
                                          ------------       ------------         ------------       ------------
Shares sold.........................     2,692,167,470      $2,280,916,160       3,704,110,578      $3,314,430,819
Shares issued on reinvestment
of dividends........................         3,788,810           3,223,013           5,501,544           4,939,206
Shares redeemed ....................    (2,765,077,644)     (2,348,926,704)     (3,714,943,217)     (3,342,618,858)
                                        --------------      --------------      --------------      --------------
Net (decrease) .....................       (69,121,364)     $  (64,787,531)         (5,331,095)     $  (23,248,833)
                                        ==============      ==============      ==============      ==============

6.Line of Credit

     The Fund has line of credit agreements with banks collateralized by cash and portfolio securities. Borrowings under these agreements bear interest linked to the banks' prime rate. Pursuant to these agreements $38,177,582 was outstanding at December 31, 1997.

    The maximum month end and the average borrowings outstanding during the year ended December 31, 1997 were $82,500,000 and $20,630,505, respectively.

7. Agreement and Plan of Reorganization

     On July 15, 1997 each of Fundamental's mutual funds (consisting of: New York Muni Fund, The California Muni Fund, Fundamental Fixed Income Fund: Tax Free Money Market Series, High Yield Municipal Bond Series, and Fundamental U.S. Government Strategic Income Fund Series) have adopted, subject to shareholder approval, an Agreement and Plan of Reorganization (the "Plan") under which each fund (the "Fundamental Fund") will transfer all of its assets and liabilities to a newly-created corresponding series of The Tocqueville Trust (the "Tocqueville Fund") in exchange for shares of the Tocqueville Fund. Shareholders of each Fundamental Fund will receive shares of the corresponding Tocqueville Fund equal in value to their shares in the Fundamental Fund. Shareholders will not have to pay a sales load upon receiving shares of the Tocqueville Fund.

     The corresponding Tocqueville Fund will have investment objectives, polices and restrictions substantially identical to those of the Fundamental Fund. The Board of Trustees of the Tocqueville Funds is comprised of individuals other than those who currently serve as Directors (Trustees) of the Fundamental Funds. Tocqueville Asset Management L.P. is the investment adviser to the Tocqueville Funds.

     A majority of Fundamental's Board Members determined that the Plan would be in the best interests of shareholders of the Fundamental Funds and recommended that shareholders of each of the Fundamental Funds approve the Plan at a meeting anticipated to be held in the Spring of 1998.

8. Subsequent Event

     At its March 25, 1998 Board of Directors' meeting, the Board of the Fund approved the continuation of the Management Agreement through May 30, 1998 in contemplation of the consummation of the reorganization discussed in Note 7.

NEW YORK MUNI FUND

December 31, 1997

--------------------------------------------------------------------------------

    The Manager and FSC (on behalf of certain of their directors, officers, shareholders, employees and control persons) (the "Indemnitees") received payment during the fiscal year ended December 31, 1997 from the Fund in the amount of approximately $50,230. Upon learning of the payments, the independent Board Members of the Funds directed that the Indemnitees return all of the payments to the Funds or place them in escrow pending their receipt of an opinion of an inedpendent legal counsel to the effect that the Indemnitees are entitled to receive them. The Declaration of Trust, Articles of Incorporation and contracts that call for indemnification specify that no indemnification shall be provided to a person who shall be found to have engaged in "disabling conduct" as defined by applicable law. The Indemnities have undertaken to reimburse the Fund for any indemnification expenses for which it is determined that they were not entitled to as a result of "disabling conduct" net of any reimbursements already made to the Fund in the form of fees forgone or other similar payments.

    FSC waived fees in the amount of $51,200 in 1998. The Manager and FSC have asserted that they elected to forgo these fees because the Fund was paying legal expenses pursuant to indemnification. The Fund has retained independent legal counsel to determine whether the Indemnitees engaged in disabling conduct. Pending clarification of the legal issues involved, the Independent Directors have instructed the Manager to escrow the full amount incurred by the Fund of approximately $50,230.

9. Selected Financial Information


                                                                             Years Ended December 31,
                                                               ----------------------------------------------------
                                                               1997         1996       1995       1994        1993
                                                               ----         ----       ----       ----        ----
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net Asset Value, Beginning of Year .......................     $0.87       $0.98      $0.88      $1.18       $1.21
                                                               -----       -----      -----      -----       -----
Income from investment operations:
Net investment income ....................................      .021        .035        .035       .056        .065
Net realized and unrealized gains (losses)
on investments ...........................................      (.009)      (.110)      .101      (.290)       .082
                                                                ----       -----      -----      -----       -----
Total from investment operations .........................      .012        (.075)      .136      (.234)       .147
                                                               -----       -----      -----      -----       -----
Less Distributions:
Dividends from net investment income .....................      (.019)      (.035)     (.035)     (.056)      (.065)
Return of capital distributions...........................      (.003)        --         --          --         --
Dividends from net realized gains ........................        --          --       (.001)     (.010)      (.112)
                                                               -----       -----      -----      -----       -----
Total distributions ......................................      (.022)      (.035)     (.036)     (.066)      (.177)
                                                               -----       -----      -----      -----       -----
Net Asset Value, End of Year .............................     $0.86       $0.87      $0.98      $0.88       $1.18
                                                               =====       =====      =====      =====       =====
Total Return .............................................      1.46%      (7.73%)    15.67%    (20.47%)     12.58%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Year (000) ............................  $134,595    $196,746    $226,692   $212,665   $275,552
Ratios to Average Net Assets:
Interest expense .........................................      1.10%       2.11%       2.09%      1.59%        .61%
Operating expenses .......................................      2.64%       1.66%       1.55%      1.62%       1.44%
                                                                -----       -----      -----       -----       -----
Total expenses ...........................................      3.74%+      3.77%       3.64%      3.21%       2.05%
                                                                =====       =====      =====       =====       =====
Net investment income ....................................      2.23%+      3.89%       3.81%      5.34%       5.20%
Portfolio turnover rate ..................................    399.38%     347.44%     347.50%    289.69%     404.05%


                                                                             Years Ended December 31,
                                                               ----------------------------------------------------
                                                               1997         1996       1995       1994        1993
                                                               ----         ----       ----       ----        ----
BANK LOANS
Amount outstanding at end of year (000 omitted) ..........    $38,178      $1,200     $64,575    $20,000     $20,873
Average amount of bank loans outstanding during the year
(000 omitted) ............................................    $20,631     $49,448     $49,603    $54,479     $24,100
Average number of shares outstanding during the year
(000 omitted) ............................................    153,535     178,456     191,692    206,323     184,664
Average amount of debt per share during the year .........    $  .134    $   .277    $   .259     $ .264      $ .131


+These  ratios  are  after  expense  reimbursement  of .03% for the  year  ended December 31, 1997.

INDEPENDENT AUDITOR'S REPORT
--------------------------------------------------------------------------------

The Board of Directors and Shareholders
New York Muni Fund

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of New York Muni Fund as of December 31, 1997, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and selected financial information for each of the five years in the period then ended. These financial statements and selected financial information are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and selected financial information based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and selected financial information are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1997 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and selected financial information referred to above present fairly, in all material respects, the financial position of New York Muni Fund as of December 31, 1997 and the results of its operations, cash flows, changes in net assets, and selected financial information for the periods indicated, in conformity with generally accepted accounting principles.

See Notes 2 and 8 for information regarding regulatory proceedings and transactions with affiliates.


S I G N A T U R E


New York, New York
March 2, 1998, except for Note 8 as to which the date is April 30, 1998.

THE CALIFORNIA MUNI FUND

(LEFT COLUMN)

STATEMENT OF ASSETS AND LIABILITIES
December 31, 1997
--------------------------------------------------------------------------------

ASSETS
  Investment in securities
    at value (cost $8,917,684) .................  $ 9,183,831
  Interest receivable ..........................      252,201
  Receivable for fund shares sold ..............    4,962,106
                                                  -----------
              Total assets .....................   14,398,138
                                                  -----------
LIABILITIES
  Loans (Note 6) ...............................      503,018
  Dividend Payable .............................       10,223
  Accrued expenses .............................       52,893
                                                  -----------
              Total liabilities ................      566,134
                                                  -----------
NET ASSETS consisting of:
  Accumulated net realized gain ...  $   220,789
  Unrealized appreciation of
    securities ....................      266,147
  Paid-in-capital applicable to
    1,672,917 shares of beneficial
    interest (Note 4) .............   13,345,068
                                      ----------  -----------
                                                  $13,832,004
                                                  ===========

NET ASSET VALUE PER SHARE                               $8.27
                                                        =====

(RIGHT COLUMN)

STATEMENT OF OPERATIONS
Year Ended December 31, 1997
--------------------------------------------------------------------------------

INVESTMENT INCOME
  Interest income ..................              $1,009,193
EXPENSES (Notes 2 and 3)
  Management fee ................... $63,726
  Custodian and accounting fees ....  60,460
  Transfer agent fees ..............  38,033
  Professional fees ................ 144,918
  Printing and postage .............  16,886
  Interest .........................  53,011
  Distribution expenses ............  44,731
  Trustees' fees ...................  10,471
                                     -------
               Total expenses ...... 432,236
               Less: Expenses reim-
                 bursed by manager .  (3,296)
               Net expenses ........ -------         428,940
                                                  ----------
               Net investment income                 580,253
                                                  ----------
REALIZED AND UNREALIZED GAIN ON
INVESTMENTS
  Net realized gain on investments .                 493,308
  Unrealized appreciation of
    investments for the year .......                 374,518
                                                  ----------
             Net gain on investments                 867,826
                                                  ----------
NET INCREASE IN NET ASSETS FROM
OPERATIONS .........................              $1,448,079
                                                  ==========


(FULL COLUMN)

STATEMENTS OF CHANGES IN NET ASSETS

                                                                         Year Ended        Year Ended
                                                                        December 31,      December 31,
                                                                            1997              1996
                                                                        ------------      ------------
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS
  Net investment income ................................................ $   580,253      $   694,929
  Net realized gain on investments .....................................     493,308          100,733
  Unrealized appreciation (depreciation) of investments for the year ...     374,518         (876,013)
                                                                         -----------      -----------
      Net increase (decrease) in net assets from operations ............   1,448,079          (80,351)
DIVIDENDS PAID TO SHAREHOLDERS FROM
  Net investment income ................................................    (580,253)        (694,929)
CAPITAL SHARE TRANSACTIONS (Note 4) ....................................  (3,287,401)       4,404,527
                                                                         -----------      -----------
          Total increase (decrease) ....................................  (2,419,575)       3,629,247
NET ASSETS:
  Beginning of year ....................................................  16,251,579       12,622,332
                                                                         -----------      -----------
  End of year .......................................................... $13,832,004      $16,251,579
                                                                         ===========      ===========


                       See Notes to Financial Statements.

THE CALIFORNIA MUNI FUND
STATEMENT OF CASH FLOWS

Year Ended December 31, 1997
--------------------------------------------------------------------------------

  Increase (Decrease) in Cash
  Cash Flows From Operating Activities
    Net increase to net assets from operations ................... $  1,448,079
    Adjustments to reconcile net increase in net assets from
      operations to net cash provided by operating activities:
      Purchase of investment securities .......................... (128,371,610)
      Proceeds on sale of securities .............................  136,362,253
      Increase in interest receivable ............................       (5,768)
      Decrease in accrued expenses ...............................      (81,857)
      Net accretion of discount on securities ....................     (135,229)
      Net realized gain:
        Investments ..............................................     (493,308)
    Unrealized appreciation on securities ........................     (374,518)
                                                                   ------------
           Net cash provided by operating activities .............    8,348,042
                                                                   ------------
  Cash Flows From Financing Activities:*
      Increase in notes payable ..................................      503,018
      Proceeds on shares sold ....................................  251,745,912
      Payment on shares repurchased .............................. (260,415,184)
      Cash dividends paid ........................................     (195,278)
                                                                   ------------
           Net cash used in financing activities .................   (8,361,532)
                                                                   ------------
           Net decrease in cash ..................................      (13,490)
  Cash at beginning of year ......................................       13,490
                                                                   ------------
  Cash at end of year ............................................ $          0
                                                                   ============
-----------
  *Non-cash financing activities not included herein consist of reinvestment of dividends of $419,765.
   Cash payments for interest expense totaled $57,087.

                       See Notes to Financial Statements.

THE CALIFORNIA MUNI FUND

STATEMENT OF INVESTMENTS
December 31, 1997
---------------------------------------------------------------------------------------------------------------------

 Principal
    Amount                                 Issue ooo                                     Type   Rating       Value
    ------                                 -----                                         ----   ------       -----
$  100,000(DD)    Arvin, Development Corporation, COP, RB, 8.75%, 9/01/18 .............  FCLT     NR       $   24,505

   200,000        Beverly Hills, PFA, RB, IFRN*, MBIA Insured, 7.32%, 6/01/15 .........  LRIB     AAA         209,428

   100,000        CSAC Finance Corp, COP, Sutter County Health Facilities Project,
                    7.80%, 1/01/21 ....................................................  FCLT     Baa1        102,158

    70,000        California, HFA, Home Mortgage, RB, Series A, MBIA Insured,
                    5.70%, 8/01/10 ....................................................  FCSI     Aaa          74,163
   300,000+       California Statewide Communities Development Authority, Cedars
                    Sinai Medical Project, COP, RB, IFRN*, 6.97%, 11/01/15 ............  LRIB     A1          290,166

   300,000        East Bay, Wastewater System Project, RB, Refunding, AMBAC
                    Insured, IFRN*, 6.87%, 6/01/20 ....................................  LRIB     AAA         312,108

   220,000        Hawthorne, CRA, TAR, 6.75%, 9/01/24 .................................  FCLT     Baa         240,933

   170,000        Lake Elsinore, USD, Refunding, COP, 6.90%, 2/01/20 ..................  FCLT     BBB         187,299

    10,000        Los Angeles, Home Mortgage, RB, 9.00%, 6/15/18 ......................  FCLT     A            10,200

 1,505,192        Los Angeles, HFA, MFH Project C, CAB, RB, 12.00%, 12/01/29 ..........  FCLT     NR        1,112,291

    35,000        Modesto, Valley Oak Project, RB, 10.60%, 5/01/09 ....................  FCSI     NR           35,792

   250,000        Northern California Power Agency, Multiple Capital Facilities, RB,
                    MBIA Insured, IFRN*, 8.76%, 8/01/25 ...............................  LRIB     AAA         293,040

   250,000        Northern California Transmission Agency, CA-ORE Transmission
                    Project, RB, MBIA Insured, IFRN*, 6.81%, 4/29/24 ..................  LRIB     AAA         254,042

   500,000        Orange County Airport, RB, Refunding, MBIA Insured, 5.625%,
                    7/01/12 ...........................................................  FCLT     Aaa         526,415

   250,000+       Orange County, LTA, RB, IFRN*, 8.01%, 2/14/11 .......................  LRIB     AA          297,597

   250,000        Orange County, LTA, RB, IFRN*, 7.81%, 2/14/11 .......................  LRIB     AAA         289,027

   185,000        Panoche, Water District, COP, 7.50%, 12/01/08 .......................  FCSI     BBB         199,776

   250,000        Rancho, Water District Financing Authority, RB, Prerefunded @
                    104, AMBAC Insured, IFRN*, 8.82%, 8/17/21 .........................  LRIB     AAA         301,443

   250,000        Redding, Electric System, COP, Series A, FGIC Insured, IFRN*,
                    7.20%, 6/01/19 ....................................................  LRIB     AAA         264,078

   175,000        Riverside, HFA, Riverside Apartment Project, RB, 7.87%, 11/01/19 ....  FCLT     BB-         178,896

   500,000        San Bernardino, COP, Series B. MBIA Insured, IFRN*, 6.38%,
                    7/01/16 ...........................................................  INLT     AAA         531,045

   900,000        San Bernardino,  COP, Series PA38, MBIA Insured, IFRN*,
                    11.92%, 7/01/16, Rule 144A Security (restricted as to resale
                    except to qualified institutions) .................................  LRIB     NR        1,021,995

   200,000        San Diego Water Authority, COP, FGIC Insured, IFRN*, 7.09%,
                    4/22/09 ...........................................................  LRIB     AAA         240,624

 1,440,000x       San Jose, CRA, Series PA-38, TAB, MBIA Insured, IFRN*, 5.83%,
                    8/01/16, Rule 144A Security (restricted as to resale except to
                    qualified institutions) ...........................................  LRIB     AAA       1,471,306

THE CALIFORNIA MUNI FUND

STATEMENT OF INVESTMENTS (continued)
December 31, 1997
---------------------------------------------------------------------------------------------------------------------

 Principal
    Amount                                 Issue ooo                                     Type   Rating       Value
    ------                                 -----                                         ----   ------       -----
 $ 250,000        Southern California Public Power Authority, FGIC Isured, IFRN*,
                    6.62%, 7/01/17 ....................................................  LRIB     AAA      $  248,070

    55,000        Tri City, HFA, FNMA/GNMA Collateralized, AMT, 6.45%, 12/01/28 .......  FCLT     AAA          59,388

    30,000        Tri City, HFA, FNMA/GNMA Collateralized, AMT, Series B, 6.30%,
                    12/01/28 ..........................................................  FCLT     AAA          32,358

   250,000        Tri City, HFA, FNMA/GNMA Collateralized, AMT, Series E, 6.40%,
                    12/01/28 ..........................................................  FCLT     AAA         271,518

   100,000        Upland, HFA, RB, 7.85%, 7/01/20 .....................................  FCLT     BBB         104,170
                                                                                                          -----------
                          Total Investments (Cost $8,917,684#) ........................                   $ 9,183,831
                                                                                                          ===========

    *Inverse Floating Rate Notes (IFRN) are instruments whose interest rates bear an inverse relationship to the interest rate on another security or the value of an index. Rates shown are at December 31, 1997.

    #Cost is the same for Federal income tax purposes.

    xThe Fund owns 100% of the security and therefore there is no trading in the security.

 (DD)Denotes non-income producing security: Security is in default. +Segregated, in whole or part, a collateral securing a line of credit.

                                     Legend
(LEFT COLUMN)

oType      FCLT     -Fixed Coupon Long Term
           FCSI     -Fixed Coupon Short or Intermediate Term
           LRIB     -Residual Interest Bond Long Term
           INLT     -Indexed Inverse Floating Rate Bond Long Term

ooRatings           If a security has a split rating the highest applicable
                    rating is used, including published ratings on identicial
                    credits for individual securities not individually rated.
                    Ratings are unaudited.
           NR       -Not Rated

oooIssue   AMBAC    American Municipal Bond Assurance Corporation
           AMT      Alternative Minimum Tax
           CAB      Capital Appreciation Bond
           CGIC     Capital Guaranty Insurance Company

(RIGHT COLUMN)

         COP      Certificate of Participation
         CRA      California Redevelopment Agency
         FGIC     Financial Guaranty Insurance Corporation
         FNMA     Federal National Mortgage Association
         FSA      Financial Security Assurance, Inc.
         GNMA     Government National Mortgage Association
         HFA      Housing Finance Authority
         LTA      Local Transportation Authority
         MBIA     Municipal Bond Insurance Assurance Corporation
         MFH      Multi Family Housing
         PFA      Public Financing Authority
         RB       Revenue Bond
         TAB      Tax Allocation Bond
         TAR      Tax Allocation Refunding
         USD      Unified School District

                       See Notes to Financial Statements.

THE CALIFORNIA MUNI FUND
NOTES TO FINANCIAL STATEMENTS
December 31, 1997
--------------------------------------------------------------------------------
(LEFT COLUMN)

1. Significant Accounting Policies

    The California Muni Fund (the Fund) was organized as a Massachusetts business trust and is registered as an open end management investment company under the Investment Company Act of 1940. The Fund's objective is to provide as high a level of income that is excluded from gross income for Federal income tax purposes and exempt from California personal income tax as is consistent with the preservation of capital. The Fund employs leverage in attempting to achieve its objective. The following is a summary of significant accounting policies followed in the preparation of its financial statements:

    Valuation of Securities-The Fund's portfolio securities are valued on the basis of prices provided by an independent pricing service when, in the opinion of persons designated by the Fund's trustees, such prices are believed to reflect the fair market value of such securities. Prices of non-exchange traded portfolio securities provided by independent pricing services are generally determined without regard to bid or last sale prices but take into account institutional size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. Securities traded or dealt in upon a securities exchange and not subject to restrictions against resale as well as options and futures contracts listed for trading on a securities exchange or board of trade are valued at the last quoted sales price, or, in the absence of a sale, at the mean of the last bid and asked prices. Options not listed for trading on a securities exchange or board of trade for which over-the-counter market quotations are readily available are valued at the mean of the current bid and asked prices. Money market and short-term debt instruments with a remaining maturity of 60 days or less will be valued on an amortized cost basis. Securities not priced in a manner described above and other assets are valued by persons designated by the Fund's trustees using methods which the trustees believe accurately reflects fair value.

    Federal Income Taxes-It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to "regulated investment companies" and to distribute all of its taxable and tax exempt income to its shareholders. Therefore, no provision for federal income tax is required.

(RIGHT COLUMN)

    Distributions-The Fund declares dividends daily from its net investment income and pays such dividends on the last business day of each month. Distributions of net capital gains, if any, realized on sales of investments are made annually, as declared by the Fund's Board of Trustees. Dividends are reinvested at the net asset value unless shareholders request payment in cash.

    General-Securities transactions are accounted for on a trade date basis. Interest income is accrued as earned. Premiums and original issue discount on securities purchased are amortized over the life of the respective securities. Realized gains and losses from the sale of securities are recorded on an identified cost basis.

    Accounting Estimates-The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2. Investment Advisory Fees and Other Transactions With Affiliates

    Management Agreement
    Under a Management Agreement, the Fund pays an investment management fee to Fundamental Portfolio Advisors, Inc. (the Manager) equal to 0.5% of the Fund's average daily net asset value up to $100 million and decreasing by .02% of each $100 million increase in net assets down to 0.4% of net assets in excess of $500 million. See Note 8.

    SEC Administrative Action Against the Manager
    On September 30, 1997, the Securities & Exchange Commission announced that it instituted public administrative and cease-and desist proceedings against the Manager, the former portfolio manager of the Fund, the president of the Manager and Fundamental Service Corporation (FSC). The proceeding arises from the alleged failure of an affiliated mutual fund to disclose the risks of the affiliated Fund, and of the Manager's failure to disclose its soft dollar arrangements to the Fund's Board of Trustees. A hearing has been sched-

THE CALIFORNIA MUNI FUND
NOTES TO FINANCIAL STATEMENTS (continued)
December 31, 1997
--------------------------------------------------------------------------------
(LEFT COLUMN)

uled with an administrative law judge to determine whether the allegations are true, and, if so, what remedial action, if any, is appropriate.

    Board's Termination of Portfolio Manager
    Between April 17, 1997 and July 24, 1997, a representative of the Manager engaged Tocqueville Securities L.P. ("Tocqueville Securities"), an affiliate of Tocqueville (see note 7), as agent, to effect eight separate over-the-counter purchase transactions of municipal obligations on behalf of an affiliated fund. The affiliated fund's Board has concluded that the commissions paid to Tocqueville Securities in connection with these transactions (a portion of which was paid to the representative) were not justified and that the affiliated fund bore unnecessary expenses as a result of the sale of its securities to another party and the subsequent repurchase of them through Tocqueville Securities. Based upon a report initiated by Tocqueville Securities and prepared by the
Fund's independent auditors, and upon the Board's own analysis, the Board directed that the Manager terminate its representative's services as a portfolio manager. At the Board's request and in order to reimburse the affiliated fund for all of its losses, Tocqueville Securities, on September 15, 1997, voluntarily paid $260,000 to the affiliated fund, an amount which significantly exceeds the total commissions ($184,920.60) received by Tocqueville Securities in connection with these transactions. The staff of the Securities and Exchange Commission and the Department of NASD Regulation have been informed of these events by Tocqueville Securities. See Note 7 regarding contemplated transaction with the Tocqueville Trust.

    Distribution Plan and Service Agreement
    Pursuant to a Distribution Plan (the Plan) adopted pursuant to Rule 12b-1, promulgated under the Investment Company Act of 1940, the Fund may pay certain promotional and advertising expenses and may compensate certain registered securities dealers and financial institutions for services provided in connection with the processing of orders for purchase or redemption of the Fund's shares and furnishing other shareholder services. Payments by the Fund shall not in the aggregate, in any fiscal year, exceed 0.5% of the average daily net assets of the Fund.


(RIGHT COLUMN)

    Under a Service Agreement with FSC, an affiliate of the Manager, amounts are paid under the Plan to compensate FSC for the services it provides and the expenses it bears in distributing the Fund's shares to investors. Distribution fees for the year ended December 31, 1997 are set forth in the Statement of Operations of which approximately $39,200 was paid by FSC.

    NASD Sanctions and Fines
    On February 19, 1998, FSC and two of its executives, without admitting or denying guilt, entered into an agreement with the National Association of Securities Dealers Inc. ("NASD") whereby they accepted fines totaling $125,000 and other stipulated sanctions as a result of the NASD's finding that they had distributed advertising materials of an affiliated mutual fund which violated NASD rules governing advertisements.

    Affiliated Transfer Agent
    The Fund compensated Fundamental Shareholder Services, Inc. (FSSI), an affiliate of the Manager, for the services it provided under a Transfer Agent and Service Agreement which terminated on September 11, 1997. Transfer agent fees paid to FSSI for the year ended December 31, 1997 aggregated $28,066.

3. Trustees' Fees

    All of the Trustees of the Fund are also directors or trustees of two other affiliated mutual funds for which the Manager acts as investment adviser. For services and attendance at Board meetings and meetings of committees which are common to each Fund, each Trustee who is not affiliated with the Manager is compensated at the rate of $6,500 per quarter pro rated among the funds based on their respective average net assets. The Trustees also received additional compensation for special services as requested by the Board. Additional compensation totaled $40,923 pro rated among the funds based on their respective average net assets.

4. Shares of Beneficial Interest

    As of December 31, 1997 there were an unlimited number of shares of beneficial interest (no par value) authorized and capital paid in amounted to $13,345,068. Transactions in shares were as follows:

THE CALIFORNIA MUNI FUND
NOTES TO FINANCIAL STATEMENTS (continued)
December 31, 1997
--------------------------------------------------------------------------------
(LEFT COLUMN)


                         Year Ended                        Year Ended
                     December 31, 1997                 December 31, 1996
                     -----------------                 -----------------
                  Shares           Amount           Shares           Amount
                  ------           ------           ------           ------
Shares sold     32,632,214      $256,708,018      29,177,580      $234,552,576

Shares issued
  on
  reinvest-
  ment of
  dividends         51,101           419,765          58,802           472,727

Shares
  redeemed     (33,097,092)     (260,415,184)    (28,566,533)     (230,620,776)
               -----------      ------------     -----------      ------------

Net increase
  (decrease)      (413,777)       (3,287,401)        669,849      $  4,404,527
                  ========        ==========         =======      ============


5. Complex Securities and Investment
   Transactions

Inverse Floating Rate Notes:
    The Fund invests in variable rate securities commonly called "inverse floaters". The interest rates on these securities have an inverse relationship to the interest rate of other securities or the value of an index. Changes in interest rate on the other security or index inversely affect the rate paid on the inverse floater, and the inverse floater's price will be more volatile than that of a fixed rate bond. Certain interest rate movements and other market factors can substantially affect the liquidity of IFRN's.

Investment Transactions:
    During the year ended December 31, 1997, the cost of purchases and proceeds from sales of investment securities, other than short-term obligations, were $9,050,450 and $13,516,911, respectively.

    As of December 31, 1997 the net unrealized appreciation of portfolio securities amounted to $266,147 composed of unrealized appreciation of $744,806 and unrealized depreciation of $478,659.


(RIGHT COLUMN)

6. Line of Credit

    The Fund has a line of credit agreement with its custodian bank collateralized by portfolio securities. Borrowings under this agreement bear interest linked to the bank's prime rate. The maximum month end and the average borrowings outstanding during the year ended December 1997, were $2,000,000 and $664,000, respectively.

7. Agreement and Plan of Reorganization

    On July 16, 1997 each of Fundamental's mutual funds (consisting of: New York Muni Fund, The California Muni Fund, Fundamental Fixed Income Fund: Tax Free Money Market Series, High Yield Municipal Bond Series, and Fundamental U.S. Government Strategic Income Fund Series) have adopted, subject to shareholder approval, an Agreement and Plan of Reorganization (the "Plan") under which each fund (the "Fundamental Fund") will transfer all of its assets and liabilities to a newly-created corresponding series of The Tocqueville Trust (the "Tocqueville Fund") in exchange for shares of the Tocqueville Fund. Shareholders of each Fundamental Fund will receive shares of the corresponding Tocqueville Fund equal in value to their shares in the Fundamental Fund. Shareholders will not have to pay a sales load upon receiving shares of the Tocqueville Fund.

    The corresponding Tocqueville Fund will have investment objectives, polices and restrictions substantially identical to those of the Fundamental Fund. The Board of Trustees of the Tocqueville Funds is comprised of individuals other than those who currently serve as Directors (Trustees) of the Fundamental Funds. Tocqueville Asset Management L.P. is the investment adviser to the Tocqueville Funds.

    A majority of Fundamental's Board Members determined that the Plan would be in the best interests of shareholders of the Fundamental Funds and recommended that shareholders of each of the Fundamental Funds approve the Plan at a meeting anticipated to be held in the Spring of 1998.

THE CALIFORNIA MUNI FUND
NOTES TO FINANCIAL STATEMENTS (continued)
December 31, 1997
--------------------------------------------------------------------------------
8. Subsequent Event

    At its March 25, 1998 Board of Trustees' meeting, the Board of the Fund approved the continuation of the Management Agreement through May 30, 1998 in contemplation of the consummation of the reorganization discussed in Note 7.

    The Manager and FSC (on behalf of certain of their directors, officers, shareholders, employees and control persons) (the "Indemnitees") received payment during the fiscal year ended December 31, 1997 from the Fund in the amount of approximately $4,000. Upon learning of the payments, the independent Board Members of the Funds directed that the Indemnitees return all of the payments to the Funds or place them in escrow pending their receipt of an opinion of an independent legal counsel to the effect that the Indemnitees are entitled to receive them. The Declaration of Trust, Articles of Incorporation and contracts that call for indemnification specify that no indemnification shall be provided to a person who shall be found to have engaged in "disabling conduct" as defined by applicable law. The Indemnities have undertaken to reimburse the Fund for any indemnification expenses for which it is determined that they were not entitled to as a result of "disabling conduct" net of any reimbursements already made to the Fund in the form of fees forgone or other similar payments. Pending clarification of the legal issues involved, the Indemnitees have placed into an escrow account $4,000 as of April 30, 1998.


9. Selected Financial Information

                                                                            Years Ended December 31,
                                                                -----------------------------------------------
                                                                1997        1996       1995      1994      1993
                                                                ----        ----       ----      ----      ----
PER SHARE OPERATING PERFORMANCE
  (for a share outstanding throughout the year)
Net Asset Value, Beginning of Year .........................   $ 7.79      $ 8.91     $ 7.10    $ 9.49    $ 8.81
                                                               -------     -------    -------   -------   -------
Income from investment operations:
Net investment income ......................................      .376        .409       .419      .553      .563

Net realized and unrealized gains (losses)
  on investments ...........................................      .480      (1.120)     1.810    (2.390)     .876
                                                               -------     -------    -------   -------   -------
       Total from investment operations ....................      .856       (.711)     2.229    (1.837)    1.439
                                                               -------     -------    -------   -------   -------
Less Distributions:
Dividends from net investment income .......................     (.376)      (.409)     (.419)    (.553)    (.563)

Dividends from net realized gains ..........................       -           -          -         -       (.196)
                                                               -------     -------    -------   -------   -------
Total distributions ........................................     (.376)      (.409)     (.419)    (.553)    (.759)
                                                               -------     -------    -------   -------   -------
Net Asset Value, End of Year ...............................   $ 8.27      $ 7.79     $ 8.91    $ 7.10    $ 9.49
                                                               =======     =======    =======   =======   =======
Total Return ...............................................    11.33%      (8.01%)    32.02%   (19.89%)   16.80%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Year (000) ..............................    13,832      16,252     12,622    10,558    16,280

Ratios to Average Net Assets:
  Interest expense .........................................       .42        .45%        .39%     .98%      .39%
  Operating expenses .......................................      2.95*      2.81%       2.81%    2.50%     1.77%*
                                                               -------     -------    -------   -------   -------
       Total expenses ......................................      3.37*      3.26%       3.20%    3.48%     2.16%*
                                                               =======     =======    =======   =======   =======
       Net investment income ...............................     4.55%*      4.88%       5.02%    6.80%     6.04%*
Portfolio turnover rate ....................................    70.86%      89.83%      53.27%   15.88%    51.26%

BANK LOANS
Amount outstanding at end of year (000 omitted) ............     $ 275       $   0       $   0   $1,292    $3,714

Average amount of bank loans outstanding during the year
  (000 omitted) ............................................    $ 664        $ 823       $ 642   $1,620     $ 958

Average number of shares outstanding during the year
  (000 omitted) ............................................    1,609        1,768       1,635    1,711     1,517

Average amount of debt per share during the year ...........   $  .41       $  .47      $  .39    $ .95     $ .63

*These ratios are after expense  reimbursement  of .03%, and .50% for the years ended December 31, 1997 and 1993.

                          INDEPENDENT AUDITOR'S REPORT

The Board of Trustees and Shareholders
The California Muni Fund

    We have audited the accompanying statement of assets and liabilities including the statement of investments of The California Muni Fund as of December 31, 1997 and the related statements of operations and cash flows for the year then ended, statements of changes in net assets for each of the two years in the period then ended, and the selected financial information for each of the five years in the period then ended. These financial statements and selected financial information are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and selected financial information based on our audits.

    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and selected financial information are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1997 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and selected financial information referred to above present fairly, in all material respects, the financial position of The California Muni Fund as of December 31, 1997, the results of its operations, cash flows, changes in its net assets, and selected financial information for the periods indicated, in conformity with generally accepted accounting principles.

    See Notes 2 and 8 for information regarding regulatory proceedings and transactions with affiliates.



                                                            S I G N A T U R E


New York, New York
March 2, 1998, except for Note 8 as to which the date is April 30, 1998.

FUNDAMENTAL FIXED-INCOME FUND
TAX-FREE MONEY MARKET SERIES

(LEFT COLUMN)

STATEMENT OF ASSETS AND LIABILITIES
December 31, 1997
--------------------------------------------------------------------------------

ASSETS
  Cash ............................................   $ 1,776,944

  Investment in securities at value
    (cost $75,869,410) ............................    75,869,410

  Receivables:
    Fund shares sold ..............................       135,853

    Interest ......................................       270,975
                                                      -----------
            Total assets ..........................    78,053,182
                                                      -----------
LIABILITIES
  Payables:
    Investment securities purchased ...............     1,103,151
    Fund shares redeemed ..........................    63,627,947
    Dividends .....................................         9,321
    Due to advisor ................................        10,866

  Accrued expenses ................................        38,729
                                                      -----------
            Total liabilities .....................    64,790,014
                                                      -----------
NET ASSETS equivalent to $1.00 per share on
 13,270,069 shares of beneficial interest
 outstanding (Note 4) .............................   $13,263,168
                                                      ===========

(RIGHT COLUMN)

STATEMENT OF OPERATIONS
Year Ended December 31, 1997
--------------------------------------------------------------------------------

INVESTMENT INCOME
  Interest income ...................                  $1,729,572

EXPENSES (Notes 2 and 3)
  Investment advisory fees ..........$245,844
  Custodian and accounting fees .....  41,002
  Transfer agent fees ...............  84,687
  Trustees' fees ....................  10,041
  Professional fees .................  88,996
  Distribution fees ................. 245,844
  Postage and printing ..............  22,506
  Other .............................  12,291
                                     --------
            Total expenses .......... 751,211

Less:
  Expenses paid indirectly (Note 6) . (41,002)
  Expenses reimbursed by Manager ....  (5,982)
                                     --------
            Net expenses ............                     704,227
                                                       ----------
NET INCREASE IN NET ASSETS FROM
  OPERATIONS                                           $1,025,345
                                                       ----------


(FULL COLUMN)

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------


                                                    Year Ended       Year Ended
                                                   December 31,     December 31,
                                                       1997             1996
                                                   ------------     ------------
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS
  Net investment income .......................... $ 1,025,345      $ 1,161,235
                                                   -----------      -----------
       Net increase in net assets from operations.   1,025,345        1,161,235

DIVIDENDS PAID TO SHAREHOLDERS FROM
  Investment income ..............................  (1,025,345)      (1,161,235)
CAPITAL SHARE TRANSACTIONS (Note 4) ..............   8,642,404       (6,629,783)
                                                   -----------      -----------
       Total (decrease) increase .................   8,642,404       (6,629,783)

NET ASSETS
  Beginning of year ..............................   4,620,764       11,250,547
                                                   -----------      -----------
  End of year .................................... $13,263,168      $ 4,620,764
                                                   ===========      ===========


                       See Notes to Financial Statements.

FUNDAMENTAL FIXED-INCOME FUND
TAX-FREE MONEY MARKET SERIES

STATEMENT OF INVESTMENTS
December 31, 1997
------------------------------------------------------------------------------------------------------------

 Principal
    Amount                                 Issue o                                                  Value
    ------                                 -----                                                    -----
$2,700,000        Ascension Parish, LA, PCR, BASF Wyandote Corp, LOC Bank of Tokyo,
                    VRDN*, 5.10%, 12/01/15 .....................................................  $2,700,000

 1,500,000        Burke County, GA, Development Authority, VRDN*, PCR, Georgia Power Co.
                    Vogtle Project 5th Series, 5.00%, 7/01/24 ..................................   1,500,000

 4,000,000        Burke County, GA, Development Authority, VRDN*, PCR, Georgia Power Co.
                    Vogtle Project 4th Series, 5.00%, 9/01/25 ..................................   4,000,000

 2,800,000        Columbia AL, IDB, PCR Alabama Power Co. Project, VRDN*, Series D, 5.00%,
                    10/01/22 ...................................................................   2,800,000

    75,000        Cuyahoga County, OH, IDR, S & R Playhouse Realty, VRDN*, LOC Marine
                    Midland Bank, 3.85%, 12/01/09 ..............................................      75,000

   200,000        Delaware County, PA, SWDF, Scott Paper Project, Kimberly-Clark Corp
                   Guaranty, VRDN*, 3.65%, 12/01/18 ............................................     200,000

   200,000        Fulton County, GA, PCR, General Motors Project, VRDN*, 3.90%, 4/01/10 ........     200,000

   200,000        Garfield County, OK, PCR, Oklahoma Gas & Electric Co. Project A, VRDN*,
                    3.75%, 1/01/25 .............................................................     200,000

   125,000        Genesee County, NY, IDR, Orcon Industries, AMT, LOC Fleet Bank, VRDN*,
                    4.50%,12/01/98 .............................................................     125,000

   300,000        Illinois Educational Facility Authority, RB, Art Institute of Chicago, Northern
                    Trust Liquidity, VRDN*, 3.85%, 3/01/27 .....................................     300,000

   300,000        Illinois HFAR, Franciscan Sisters Project, LOC Toronto Dominion Bank,
                    VRDN*, 3.65%, 9/01/15 ......................................................     300,000

 2,000,000        Illinois HFAR, Healthcorp Affiliates Project, LOC Raborbank Nederland,
                    VRDN*, 4.05%, 11/01/20 .....................................................   2,000,000

 2,855,000        Jackson County, Miss., PCR, Chevron Corp. Project, VRDN*, 5.00%,
                    12/01/16 ...................................................................   2,855,000

 3,700,000        Los Angeles, CA, Regional Airports Improvement Corp, LOC Societe
                    Generale, VRDN*, 5.00%, 12/01/25 ...........................................   3,700,000

   200,000        McIntosh, AL, PCR, Ciba Geigy Project, LOC Swiss Bank Corp. VRDN*,
                    3.65%, 12/01/03 ............................................................     200,000

 5,000,000        Midland County, MI, Economic Development Corp, Dow Chemical Project B,
                    AMT, VRDN*, 5.00%, 12/01/15 ................................................   5,000,000

   300,000        Missouri, PCR, Monsanto Project, VRDN*, 3.70%, 2/01/09 .......................     300,000

   200,000        Missouri, Third Street Building Project, SPA First Chicago, VRDN*, 3.90%,
                    8/01/99 ....................................................................     200,000

   300,000        Montgomery, AL, Baptist Medical Center, Special Care Facilities Financing
                    Authority, Series H, AMBAC Insured, VRDN*, 3.70%, 12/01/30 .................     300,000

   200,000        Nebraska Higher Education Loan Program, SPA, SLMA, MBIA Insured,
                    VRDN*, 3.65%, 12/01/15 .....................................................     200,000

FUNDAMENTAL FIXED-INCOME FUND
TAX-FREE MONEY MARKET SERIES

STATEMENT OF INVESTMENTS (continued)
December 31, 1997
------------------------------------------------------------------------------------------------------------

 Principal
    Amount                                 Issue o                                                  Value
    ------                                 -----                                                    -----

$ 5,100,000       New York City, NY, GO, LOC Chase Manhattan Bank, VRDN*, 5.00%, 8/01/23 ......   $5,100,000

  2,500,000       New York City, NY, GO, Landesbank Hessen Liquidity, VRDN*, 3.60%, 2/15/20 ...    2,500,000

  4,000,000       New York City, NY, Municipal Water Finance Authority, Water & Sewer System
                    RB, TR Receipts Series 29, The Bank of New York Liquidity, VRDN*,
                    3.90%, 6/15/30 ............................................................    4,000,000

     40,000       New York City, NY, New PHA, 3.38%, 01/01/98 .................................       39,740

 10,700,000x      New York State, DAR, TRS 27, 3.95%, 7/01/24, City University, Floating Rate
                    Trust Receipts 27, MBIA Insured, Liquidity The Bank of New York ...........   10,700,000

  3,000,000       New York State Energy Research & Development Authority, PCR, New York,
                    State Electric & Gas Co., Series D, LOC Union Bank of Switzerland,
                    VRDN*, 5.00%, 10/01/29 ....................................................    3,000,000

  2,100,000       New York State, Job Development Authority, St. Gtd., Special Purpose Series
                    A-1 thru A-25, LOC Sumitomo Bank, VRDN*, 5.25%, 3/01/07 ...................    2,100,000

  5,200,000       Newport Beach CA, RB, Hoag Memorial Hospital Series B, SPA Bank of
                    America, 5.00%, 10/01/06 ..................................................    5,200,000

     50,000       North Little Rock, AR, New PHA, FGIC Insured, 3.25%, 6/01/98 ................       49,670

  1,100,000       Orange County, CA, Water District Project B, COP, LOC National
                    Westminister VRDN*, 4.85%, 8/15/15 ........................................    1,100,000

  4,000,000       Princeton, IN, PCR, PSI Energy, Inc., Proj., LOC Morgan Guaranty, VRDN*,
                    5.10%, 4/01/22 ............................................................    4,000,000

    125,000       Scioto County, OH, HFR, VHA, Central Capital Project, AMBAC Insured,
                    VRDN*, 3.70%, 12/01/25 ....................................................      125,000

  4,500,000       Sweetwater County, WY, PCR, Idaho Power Co. Project Series C, VRDN*,
                    5.10%, 7/15/26 ............................................................    4,500,000

  1,600,000       Uinta County, WY, PCR, Chevron Corp Project, VRDN*, 5.00%, 8/15/20 ..........    1,600,000

  4,500,000       Valdez, AK, Marine Term Revenue, Exxon Pipeline Co. Project A, VRDN*,
                    5.00%, 12/01/33 ...........................................................    4,500,000

    200,000       Wake County, NC, PCR, Carolina Power & Light Project, LOC Sumitomo
                    Bank, VRDN*, 4.15%, 10/01/15 ..............................................      200,000
                                                                                                 -----------
                  Total Investments (Cost $75,869,410) ........................................  $75,869,410
                                                                                                 ===========

 *Variable Rate Demand Notes (VRDN) are instruments  whose interest rate changes on a specific date and/or whose interest rates vary with changes in a designated base rate.

**Cost is the same for Federal income tax purposes.

 xThe Fund owns 100% of the security and therefore there is no trading in the security.

FUNDAMENTAL FIXED-INCOME FUND
TAX-FREE MONEY MARKET SERIES

STATEMENT OF INVESTMENTS (continued)
December 31, 1997
--------------------------------------------------------------------------------

Legend

Issue    AMBAC    American Municipal Bond Assurance Corporation

         DAR      Dormitory Authority Revenue

         AMT      Alternative Minimum Tax

         GO       General Obligation

         ETM      Escrowed to Maturity

         HFAR     Health Facilities Authority Revenue

         HFR      Hospital Facilities Revenue

         IDB      Industrial Development Board

         IDR      Industrial Development Revenue

         LOC      Letter of Credit

         MBIA     Municipal Bond Insurance Assurance Corporation

         PCR      Pollution Control Revenue

         PHA      Public Housing Authority

         RB       Revenue Bond

         SLMA     Student Loan Marketing Association

         SPA      Stand By Bond Purchase Agreement

         SWDF     Solid Waste Disposal Facility

         TRANS    Tax Revenue Anticipation Notes

         TRS      Trust Receipt Series








                       See Notes to Financial Statements.

FUNDAMENTAL FIXED-INCOME FUND
TAX-FREE MONEY MARKET SERIES

NOTES TO FINANCIAL STATEMENTS
December 31, 1997
--------------------------------------------------------------------------------

1. Significant Accounting Policies

    Fundamental Fixed-Income Fund (the Fund) is an open-end management investment company registered under the Investment Company Act of 1940. The Fund acts as a series company currently issuing three classes of shares of beneficial interest, the Tax-Free Money Market Series, the High-Yield Municipal Bond Series and the Fundamental U.S. Government Strategic Income Fund Series. Each series is considered a separate entity for financial reporting and tax purposes. The Tax-Free Money Market Series (the Series) investment objective is to provide as high a level of current income exempt from federal income tax as is consistent with the preservaton of capital and liquidity. The following is a summary of significant accounting policies followed in the preparation of the Series' financial statements:

    Valuation of Securities:

      Investments are stated at amortized cost. Under this valuation method, a portfolio instrument is valued at cost and any premium or discount is amortized on a constant basis to the maturity of the instrument. Amortization of premium is charged to income, and accretion of market discount is credited to unrealized gains. The maturity of investments is deemed to be the longer of the period required before the Fund is entitled to receive payment of the principal amount or the period remaining until the next interest adjustment.

    Federal Income Taxes:

      It is the Series' policy to comply with the requirements of the Internal Revenue Code applicable to "regulated investment companies" and to distribute all of its taxable and tax exempt income to its shareholders. Therefore, no provision for federal income tax is required.

    Distributions:

      The Series declares dividends daily from its net investment income and pays such dividends on the last business day of each month. Distributions of net capital gains are made annually, as declared by the Fund's Board of Trustees. Dividends are reinvested at the net asset value unless shareholders request payment in cash.

    General:

      Securities transactions are accounted for on a trade date basis. Interest income is accrued as earned. Realized gains and losses from the sale of securities are recorded on an identified cost basis.

    Accounting Estimates:

      The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

FUNDAMENTAL FIXED-INCOME FUND
TAX-FREE MONEY MARKET SERIES

NOTES TO FINANCIAL STATEMENTS (continued)
December 31, 1997
--------------------------------------------------------------------------------

2. Investment Advisory Fees and Other Transactions with Affiliates

    Management Agreement
    The Fund has a Management Agreement with Fundamental Portfolio Advisors, Inc. (the Manager). Pursuant to the agreement, the Manager serves as investment adviser to the Tax-Free Money Market Series and is responsible for the overall management of the business affairs and assets of the Series subject to the authority of the Fund's Board of Trustees. In consideration for the services provided by the Manager, the Series will pay an annual management fee in an amount equal to 0.5% of the Series' average daily net assets up to $100 million and decreasing by .02% for each $100 million increase in net assets down to 0.4% of net assets in excess of $500 million. See Note 8.

    SEC Administrative Proceeding Against the Manager

    On September 30, 1997, the Securities & Exchange Commission announced that it instituted public administrative and cease-and desist proceedings against the Manager, the former portfolio manager of the Fund, the president of the Manager and Fundamental Service Corporation (FSC), the Fund's Distributor. The proceeding arises from the alleged failure of an affiliated mutual fund to disclose the risks of the affiliated series, and of the Manager's failure to disclose its soft dollar arrangements to the Fund's Board of Trustees. A hearing has been scheduled with an administrative law judge to determine whether the allegations are true, and, if so, what remedial action, if any, is appropriate.

    Board's Termination of Portfolio Manager
    Between April 17, 1997 and July 24, 1997, a representative of the Manager engaged Tocqueville Securities L.P. ("Tocqueville Securities") an affiliate of Tocqueville, as agent, to effect eight separate over-the-counter purchase transactions of municipal obligations on behalf of an affiliated fund. The Fund's Board has concluded that the commissions paid to Tocqueville Securities in connection with these transactions (a portion of which was paid to the representative) were not justified and that the affiliated fund bore unnecessary expenses as a result of the sale of its securities to another party and the subsequent repurchase of them through Tocqueville Securities. Based upon a report initiated by Tocqueville Securities and prepared by the Fund's independent auditors, and upon the Board's own analysis, the Board directed that the Manager terminate the representative's services as a portfolio manager. At the Board's request and in order to reimburse the affiliated fund for all of its losses, Tocqueville Securities, on September 15, 1997, voluntarily paid $260,000 to the affiliated fund, an amount which significantly exceeds the total commissions ($184,920.60) received by Tocqueville Securities in connection with these transactions. The staff of the Securities and Exchange Commission and the Department of NASD Regulation have been informed of these events by Tocqueville Securities. See Note 7 regarding contemplated transaction with the Tocqueville Trust.

    Plan of Distribution
    The Fund has adopted a Plan of Distribution, pursuant to Rule 12b-1 promulgated under the Investment Company Act of 1940, under which the Series pays to FSC, an affiliate of the Manager, a fee, which is accrued daily and paid monthly, at an annual rate of 0.5% of the Series' average daily net assets. The amounts paid under the plan compensate FSC for the services it provides and the expenses it bears in distributing the Series' shares to investors. Distribution fees for the year ended December 31, 1997 are set forth in the Statement of Operations.

    NASD Sanctions and Fines
    On February 19, 1998, FSC and two of its executives, without admitting or denying guilt, entered into an agreement with the National Association of Securities Dealers Inc. ("NASD") whereby they accepted fines

FUNDAMENTAL FIXED-INCOME FUND
TAX-FREE MONEY MARKET SERIES

NOTES TO FINANCIAL STATEMENTS (continued)
December 31, 1997
--------------------------------------------------------------------------------

totaling $125,000 and other stipulated sanctions as a result of the NASD's finding that they had distributed advertising materials of an affiliated mutual fund which violated NASD rules governing advertisements.

    Affiliated Transfer Agent
    The Fund compensated Fundamental Shareholder Services, Inc., (FSSI) an affiliate of the Manager, for the services it provided under a Transfer Agent and Service Agreement which was terminated on September 11, 1997. Transfer agent fees paid by the Series to FSSI for the year ended December 31, 1997 amounted to $17,745.

3. Trustees' Fees

    All of the Trustees of the Fund are also directors or trustees of two other affiliated mutual funds for which the Manager acts as investment adviser. For services and attendance at Board meetings and meetings of committees which are common to each Fund, each Trustee who is not affiliated with the Manager is compensated at the rate of $6,500 per quarter pro rated among the funds based on their respective average net assets. The Trustees also received additional compensation for special services as requested by the Board. Additional compensation totaled $40,923 pro rated among the funds based on their respective average net assets.

4. Shares of Beneficial Interest

    As of December 31, 1997 there were an unlimited number of shares of beneficial interest (no par value) authorized and capital paid in amounted to $13,270,069. Transactions in shares of beneficial interest, all at $1.00 per share were as follows:

                                                  Year ended        Year ended
                                                 December 31,      December 31,
                                                     1997              1996
                                               --------------    --------------
     Shares sold ..............................$2,566,332,934    $3,547,580,681

     Shares issued on reinvestment of dividends     1,048,578         1,042,865

     Shares redeemed ..........................(2,558,739,108)   (3,555,253,329)
                                               --------------        ----------
     Net (decrease) increase ..................$    8,642,404        (6,629,783)
                                               ==============        ==========


5. Line of Credit

    The Fund has a line of credit agreement with its custodian bank collateralized by cash and portfolio securities for $500,000. Borrowings under this agreement bear interest linked to the bank's prime rate. The Series had no borrowing under the line of credit agreement as of or during the year ended December 31, 1997.

6. Expenses Paid Indirectly

    The Fund has an arrangement with its custodian whereby credits earned on cash balances maintained at the custodian are used to offset custody charges. These credits amounted to approximately $41,000 for the year ended December 31, 1997.

7. Agreement and Plan of Reorganization

    On July 16, 1997 each of Fundamental's mutual funds (consisting of: New York Muni Fund, The California Muni Fund, Fundamental Fixed Income Fund: Tax Free Money Market Series, High Yield Municipal Bond Series, and Fundamental U.S. Government Strategic Income Fund Series) have adopted, subject to shareholder approval, an Agreement and Plan of Reorganization (the "Plan") under which each fund (the "Fundamental Fund") will transfer all of its assets and liabilities to a newly-created corresponding series of The Tocqueville Trust (the "Tocqueville Fund") in exchange for shares of the Tocqueville Fund. Shareholders of each Fundamental Fund will receive shares of the corresponding Tocqueville Fund equal in value to their shares in the Fundamental Fund. Shareholders will not have to pay a sales load upon receiving shares of the Tocqueville Fund.

FUNDAMENTAL FIXED-INCOME FUND
TAX-FREE MONEY MARKET SERIES

NOTES TO FINANCIAL STATEMENTS (continued)
December 31, 1997
--------------------------------------------------------------------------------

    The corresponding Tocqueville Fund will have investment objectives, polices and restrictions substantially identical to those of the Fundamental Fund. The Board of Trustees of the Tocqueville Funds is comprised of individuals other than those who currently serve as Directors (Trustees) of the Fundamental Funds. Tocqueville Asset Management L.P. is the investment adviser to the Tocqueville Funds.

    A majority of Fundamentals' Board Members determined that the Plan would be in the best interests of shareholders of the Fundamental Funds and recommended that shareholders of each of the Fundamental Funds approve the Plan at a meeting anticipated to be held in the Spring of 1998.

8. Subsequent Event

    At its March 25, 1998 Board of Trustees' meeting, the Board of the Fund approved the continuation of the Management Agreement and Distribution Agreement through May 30, 1998 in contemplation of the consummation of the reorganization discussed in Note 7.

9. Selected Financial Information


                                                                                   Years Ended December 31,
                                                              --------------------------------------------------------------
                                                              1997              1996      1995           1994           1993
                                                              ----              ----      ----           ----           ----
PER SHARE DATA AND RATIOS
  (for a share outstanding throughout the period)
Net Asset Value, Beginning of Year ........................  $1.00              $1.00     $1.00         $1.00          $1.00

Income from investment operations:
Net investment income .....................................   0.022              0.023     0.026         0.017          0.014

Less Distributions:
Dividends from net investment income ......................  (0.022)            (0.023)   (0.026)       (0.017)        (0.014)

Net Asset Value, End of Period ............................  $1.00              $1.00     $1.00         $1.00          $1.00

Total Return ..............................................   2.19%              2.28%     2.60%         1.69%          1.62%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Year (000 omitted) .....................  13,263              4,621    11,251         9,004          5,830

Ratios to Average Net Assets
    Expenses ..............................................   1.52%(D)(D) (D)    1.54%     1.53%(D)(D)   0.91%(D)        .95%(D)
    Net investment income .................................   2.10%              2.04%     2.43%         1.55%          1.25%

BANK LOANS
Amount outstanding at end of period
  (000 omitted) ...........................................  $  -               $  218    $  -          $  451         $ 290

Average amount of bank loans outstanding during the period
  (000 omitted) ...........................................  $  -               $  -      $   41        $   53         $ 111

Average number of shares outstanding during the period
  (000 omitted) ...........................................  48,801             56,876    44,432        56,267        25,786

Average amount of debt per share during the period ........  $  -               $  -      $ .001        $ .001        $ .004


   (D)These ratios are after expense reimbursement of  .02%, .44% and .67%, for each of the years ended  December 31, 1997, 1994 and
      1993, respectively.

(D)(D)These ratios would have been 1.44%, 1.40% and 1.35% net of expense offsets of .08%, .14% and .18% for the years ended December
      31, 1997, 1996 and 1995, respectively.

                          INDEPENDENT AUDITOR'S REPORT

The Board of Trustees and Shareholders
Tax-Free Money Market Series of
Fundamental Fixed-lncome Fund

    We have audited the accompanying statement of assets and liabilities, including the statement of investments, of the Tax-Free Money Market Series of Fundamental Fixed-lncome Fund as of December 31, 1997 and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the selected financial information for each of the five years in the period then ended. These financial statements and selected financial information are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and selected financial information based on our audits.

    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and selected financial information are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1997 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presenation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statement and selected financial information referred to above present fairly, in all material respects, the financial position of the Tax-Free Money Market Series of Fundamental Fixed-Income Fund as of December 31, 1997, and the results of its operations, changes in net assets, and selected financial information for the periods indicated, in conformity with generally accepted accounting principles.

    See Note 2 for information regarding regulatory proceedings and transactions with affiliates.

                                                            S I G N A T U R E

New York, New York
March 2, 1998, except for Note 8 as to which the date is March 25, 1998.

FUNDAMENTAL FIXED-INCOME FUND
HIGH-YIELD MUNICIPAL BOND SERIES

(LEFT COLUMN)

STATEMENT OF ASSETS AND LIABILITIES
December 31, 1997
--------------------------------------------------------------------------------

ASSETS
  Investment in securities at value (Note 5)
    (cost $2,739,553) ...................................  $2,832,290
  Interest receivable ...................................      40,346
  Receivable for fund shares sold .......................     463,520
                                                           ----------
               Total assets .............................   3,336,156
                                                           ----------
LIABILITIES
  Payable for investments purchased .....................     615,650
  Accrued expenses ......................................      11,735
  Bank overdraft payable ................................     452,313
  Dividend payable ......................................       1,233
  Payable for fund shares redeemed ......................         240
                                                           ----------
               Total liabilities ........................   1,081,171
                                                           ----------
NET ASSETS consisting of:
  Accumulated net realized
    loss ....................................  $ (158,714)
  Unrealized appreciation
    of securities ...........................      92,737
  Paid-in-capital applicable to
    299,472 shares of
    beneficial interest
    (Note 4) ................................   2,320,962
                                              -----------
                                                           $2,254,985
                                                           ==========
NET ASSET VALUE PER SHARE ...............................  $     7.53
                                                           ==========

(RIGHT COLUMN)

STATEMENT OF OPERATIONS
Year Ended December 31, 1997
--------------------------------------------------------------------------------

INVESTMENT INCOME
  Interest income ....................                 $140,428

EXPENSES (Notes 2 and 3)
  Investment advisory fees ........... $ 14,600
  Custodian and accounting fees ......   43,046
  Transfer agent fees ................    8,970
  Trustee fees .......................    2,413
  Distribution fees ..................    9,125
  Professional fees ..................   21,443
  Postage and printing ...............    8,077
  Other ..............................    3,583
                                       --------
         Total expenses ..............  111,257
  Less: Expenses waived or reimbursed
    by the manager and affiliates ....  (64,243)
                                       --------
         Net expenses ................                   47,014
                                                       --------
         Net investment income .......                   93,414

REALIZED AND UNREALIZED GAIN
  (LOSS) ON INVESTMENTS
  Net realized gain on investments ...   17,891
Change in unrealized appreciation of
  investments for the year ...........  166,782
                                       --------
         Net gain on investments .....                  184,673
                                                       --------
NET INCREASE IN NET ASSETS FROM
  OPERATIONS .........................                 $278,087
                                                       ========


(FULL COLUMN)

STATEMENTS OF CHANGES IN NET ASSETS

Years Ended December 31, 1997 and 1996
--------------------------------------------------------------------------------------------------------
                                                                                 1997             1996
INCREASE (DECREASE) IN NET ASSETS FROM:                                          ----             ----
OPERATIONS
  Net investment income ...................................................   $  93,414        $ 108,670
  Net realized gain on investments ........................................      17,891           22,294
  Unrealized (depreciation) appreciation of investments for the year ......     166,782          (22,733)
                                                                              ---------        ---------
         Net increase in net assets from operations .......................     278,087          108,231

DIVIDENDS PAID TO SHAREHOLDERS FROM
  Net investment income ...................................................     (93,414)        (108,670)

CAPITAL SHARE TRANSACTIONS (Note 4) .......................................     212,100          401,216
                                                                              ---------        ---------
         Total increase ...................................................     396,773          400,777

NET ASSETS:
  Beginning of year .......................................................   1,858,212        1,457,435
                                                                              ---------        ---------
  End of year .............................................................  $2,254,985       $1,858,212
                                                                             ==========       ==========


                       See Notes to Financial Statements.

FUNDAMENTAL FIXED-INCOME FUND
HIGH-YIELD MUNICIPAL BOND SERIES

STATEMENT OF INVESTMENTS
December 31, 1997
------------------------------------------------------------------------------------------------------------

 Principal
    Amount                                 Issue o                                                              Value
    ------                                 -----                                                                -----

  $ 40,000        Allegheny County, PA, IDA, AFR, USAir Inc., 8.88%, 3/01/21 ................................$  40,782

    40,000        Brookhaven, NY, IDA, CFR, Dowling College, 6.75%, 3/01/23 .................................   42,730

   250,000        Colorado Health Facilities Authority, RHR, Liberty Heights Project, ETM, CAB, 7/15/24 .....   60,317

   100,000        Corona, CA, COP, Vista Hospital Systems Inc. 8.38%, 7/01/11 ...............................  109,361

   100,000        Escambia, FL, Housing Corporation, Royal Arms Project, Series B, 9.00%, 7/01/16 ...........  103,202

    70,000        Florence County, SC, IDA, RB, Stone Container Corp., 7.38%, 2/01/07 .......................   74,070

   500,000        Foothill / Eastern TCA, Toll Road Revenue, CAB, 1/01/26 ...................................  106,500

    25,000        Hildago County, TX, Health Services, Mission Hospital Inc Project, 6.88%, 8/15/26 .........   26,567

    50,000+       Illinois Development Financial Authority, Solid Waste Disposal, RB, Ford Heights Waste
                    Tire Project, 7.88%, 4/01/11 ............................................................   10,582

    45,000        Illinois Health Facilities Authority, Midwest Physician Group Ltd Project, RB, 8.13%,
                    11/15/19 ................................................................................   48,833

    35,000        Indianapolis, IN, RB, Robin Run Village Project, 7.63%, 10/01/22 ..........................   38,463

    50,000        Joplin, MO, IDA, Hospital Facilities Revenue, Tri State Osteopathic, 8.25%, 12/15/14 ......   53,674

    50,000        Los Angeles, CA, Regional Airport, Continental Airlines, AMT, 9.25%, 8/01/24 ..............   59,104

   630,000        Marengo County, AL, Port Authority Facilities, RB, CAB, Series A, 3/01/19 .................  141,252

    75,000        Maryland Economic Development Corporation, Nursing Facilities Mortgage RB,
                    Ravenwood Healthcare, Series A, 8.38%, 8/01/26 ..........................................   78,529

    85,000        Montgomery County, TX, Health Facilities Development Corp., The Woodlands Medical
                    Center, 8.85%, 8/15/14 ..................................................................   93,171

   100,000        New York City, NY, Municipal Water Finance Authority, Water & Sewer RB, TR Receipts
                    Series 29, 6.56%, 6/15/30 ...............................................................   96,974

   100,000        New York State, DAR, City University System Residual Int Tr Recpts 27, MBIA Insured,
                    Liquidity The Bank of New York, 8.22%, 7/01/24 ..........................................  109,979

   100,000        New York State, DAR, City University System Residual Int Tr Recpts 28, AMBAC Insured,
                    Liquidity The Bank of New York, 7.63%, 7/01/25 ..........................................  105,279

 5,000,000        New York State, DAR, CAB, FHA Presbyterian Hospital Series A, AMBAC Insured,
                    8/15/36 .................................................................................  643,400

   100,000#x      Niagara Falls, NY, URA, Old Falls Street Improvement Project, 11.00%, 5/01/09 .............   35,795

    50,000        Northeast, TX, Hospital Authority Revenue, Northeast Medical Center, 7.25%, 7/01/22 .......   57,455

    75,000        Perdido, FL, Housing Corporation, RB, Series B. 9.25%, 11/01/16 ...........................   75,787

    30,000        Philadelphia, PA, HEHA, Graduate Health Systems Project, 7.25%, 7/01/18 ...................   31,468

    60,000        Port Chester, NY, IDA, Nadal Industries Inc Project, 7.00%, 2/01/16 .......................   61,876

    75,000        San Antonio, TX, HFC, Multi Family Housing, RB, Agape Metro Housing Project, Series
                    A, 8.63%, 12/01/26 ......................................................................   75,989

    75,000        San Bernardino, CA, San Bernardino Community Hospital, RB, 7.88%, 12/01/19 ................   77,531

   100,000        San  Bernardino  County,  CA, COP,  Series PA-38,  MBIA Insured,  IFRN*, 11.92%, 7/01/16,
                    Rule 144A Security (restricted as to resale except to qualified institutions) ...........  113,555

FUNDAMENTAL FIXED-INCOME FUND
HIGH-YIELD MUNICIPAL BOND SERIES

STATEMENT OF INVESTMENTS
December 31, 1997
------------------------------------------------------------------------------------------------------------

 Principal
    Amount                                 Issue o                                                              Value
    ------                                 -----                                                                -----
$ 35,000          San Joaquin Hills, CA, TCA, Toll Road Revenue, 7.00%, 1/01/30 ............................$   40,033

  60,000x         San Jose, CA,  Redevelopment  Agency, Tax Allocation Bonds, IFRN*, MBIA Insured,
                    5.83%,  8/01/16,  MBIA Insured,  Rule 144A Security  (restricted as to resale except to
                    qualified institutions) ................................................................   61,304

 150,000          Savannah, GA Economic Development Authority Revenue, ETM, CAB, 12/01/21 ..................   39,940

  45,000          Schuylkill County, PA, IDA Resouce Recovery, Schuylkill Energy Res Inc. AMT, 6.50%,
                    1/01/10 ................................................................................   46,040

  15,000(D)#      Troy, NY, IDA, Hudson River Project, 11.00%, 12/01/94 ....................................    6,150

  75,000(D) (D)(D)Villages at Castle Rock, CO, Metropolitan District #4, 8.50%, 6/01/31 ....................   39,138

  25,000          Wayne, MI, AFR, Northwest Airlines Inc. 6.75%, 12/01/15 ..................................   27,460
                                                                                                            ----------
                  Total Investments (Cost $2,739,553)** ....................................................$2,832,290
                                                                                                            ==========


    ** Cost is approximately the same for income tax purposes.

     * Inverse Floating Rate Notes (IFRN) are instruments whose interest rates bear an inverse relationship to the interest rate on another security or the value of an index. Rates shown are at December 31, 1997.

     # The value of this non-income producing security has been estimated by persons designated by the Fund's Board of
       Trustees using methods the Trustees believe reflect fair value. See note 5 to the financial statements.

     + Non-income producing security.

(D)(D) Security in default. Interest paid on cash flow basis. Rate shown as of December 31, 1997.

x The Fund or its affiliates owns 100% of the security and therefore there is no trading in the security.

Legend

o Issue  AFR      Airport Facilities Revenue
         AMBAC    American Municipal Bond Assurance Corporation
         AMT      Subject to Alternative Minimum Tax
         CAB      Capital Appreciation Bond
         COP      Certificate of Participation
         CFR      Civic Facility Revenue
         DAR      Dorm Authority Revenue
         ETM      Escrowed to Maturity
         FHA      Federal Housing Authority
         HEHA     Higher Education and Health Authority
         HFC      Housing Finance Corporation
         IDA      Industrial Development Authority
         MBIA     Municipal Bond Insurance Assurance Corporation
         RB       Revenue Bond
         RHR      Retirement Housing Revenue
         TCA      Transportation Corridor Agency
         URA      Urban Renewal Agency


                       See Notes to Financial Statements.

FUNDAMENTAL FIXED-INCOME FUND
HIGH-YIELD MUNICIPAL BOND SERIES

NOTES TO FINANCIAL STATEMENTS
December 31, 1997
--------------------------------------------------------------------------------

1. Significant Accounting Policies

    Fundamental Fixed-Income Fund (the Fund) is an open-end management investment company registered under the Investment Company Act of 1940. The Fund operates as a series company currently issuing three classes of shares of beneficial interest, the Tax-Free Money Market Series, the High-Yield Municipal Bond Series and the Fundamental U.S. Government Strategic Income Fund Series (the Series). Each series is considered a separate entity for financial reporting and tax purposes. The High-Yield Municipal Bond Series (the Series) seeks to provide a high level of current income exempt from federal income tax through investment in a portfolio of lower quality municipal bonds, generally referred to as "junk bonds." These bonds are considered speculative because they involve greater price volatility and risk than higher rated bonds. The following is a summary of significant accounting policies followed in the preparation of the Series' financial statements:

Valuation of Securities: The Fund's portfolio securities are valued on the basis of prices provided by an independent pricing service when, in the opinion of persons designated by the Fund's trustees, such prices are believed to reflect the fair market value of such securities. Prices of non-exchange traded portfolio securities provided by independent pricing services are generally determined without regard to bid or last sale prices but take into account institutional size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. Securities traded or dealt in upon a securities exchange and not subject to restrictions against resale as well as options and futures contracts listed for trading on a securities exchange or board of trade are valued at the last quoted sales price, or, in the absence of a sale, at the mean of the last bid and asked prices. Options not listed for trading on a securities exchange or board of trade for which over-the-counter market quotations are readily available are valued at the mean of the current bid and asked prices. Money market and short-term debt instruments with a remaining maturity of 60 days or less will be valued on an amortized cost basis. Securities not priced in a manner described above and other assets are valued by persons designated by the Fund's trustees using methods which the trustees believe accurately reflects fair value.

Federal Income Taxes: It is the Series' policy to comply with the requirements of the Internal Revenue Code applicable to "regulated investment companies" and to distribute all of its taxable and tax exempt income to its shareholders. Therefore, no provision for federal income tax is required.

Distributions: The Series declares dividends daily from its net investment income and pays such dividends on the last business day of each month. Distributions of net capital gain, if any, realized on sales of investments are anticipated to be made before the close of the Series' fiscal year, as declared by the Board of Trustees. Dividends are reinvested at the net asset value unless shareholders request payment in cash.

General: Securities transactions are accounted for on a trade date basis. Interest income is accrued as earned. Realized gain and loss from the sale of securities are recorded on an identified cost basis. Original issue discounts and premiums are amortized over the life of the respective securities. Premiums are amortized and charged against interest income and original issue discounts are accreted to interest income.

FUNDAMENTAL FIXED-INCOME FUND
HIGH-YIELD MUNICIPAL BOND SERIES

NOTES TO FINANCIAL STATEMENTS (continued)
December 31, 1997
--------------------------------------------------------------------------------

Accounting Estimates: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2. Investment Advisory Fees and Other Transactions with Affiliates

    Management Agreement
    The Fund has a Management Agreement with Fundamental Portfolio Advisors, Inc. (the Manager). Pursuant to the agreement, the Manager serves as investment adviser to the High-Yield Municipal Bond Series and is responsible for the overall management of the business affairs and assets of the Series subject to the authority of the Fund's Board of Trustees. In consideration for the services provided by the Manager, the Series will pay an annual management fee in an amount equal to 0.8% of the Series' average daily net assets up to $100 million and decreasing by .02% for each $100 million increase in net assets down to 0.7% of net assets in excess of $500 million. The Manager voluntarily waived fees and reimbursed expenses of $49,643 for the year ended December 31, 1997. See Note 7.

    SEC Administrative Action Against The Manager
    On September 30, 1997, the Securities & Exchange Commission announced that it instituted public administrative and cease-and desist proceedings against the Manager, the former portfolio manager of the Fund, the president of the Manager and Fundamental Service Corporation (FSC) the Funds distributor. The proceeding arises from the alleged failure of an affiliated mutual fund to disclose the risks of the Fund, and of the Manager's failure to disclose its soft dollar arrangements to the Fund's Board of Trustees. A hearing has been scheduled to determine whether the allegations are true, and, if so, what remedial action, if any, is appropriate.

    Board's Termination of Portfolio Manager
    Between April 17, 1997 and July 24, 1997, a representative of the Manager engaged Tocqueville Securities L.P. ("Tocqueville Securities") an affiliate of Tocqueville, as agent, to effect eight separate over-the-counter purchase transactions of municipal obligations on behalf of an affiliated fund. The Fund's Board has concluded that the commissions paid to Tocqueville Securities in connection with these transactions (a portion of which was paid to the representative) were not justified and that the affiliated fund bore unnecessary expenses as a result of the sale of its securities to another party and the subsequent repurchase of them through Tocqueville Securities. Based upon a report initiated by Tocqueville Securities and prepared by the Fund's independent auditors, and upon the Board's own analysis, the Board directed that the Manager terminate the representative's services as a portfolio manager. At the Board's request and in order to reimburse the affiliated fund for all of its losses, Tocqueville Securities, on September 15, 1997, voluntarily paid $260,000 to the affiliated fund, an amount which significantly exceeds the total commissions ($184,920.60) received by Tocqueville Securities in connection with these transactions. The staff of the Securities and Exchange Commission and the Department of NASD Regulation have been informed of these events by Tocqueville Securities. See note 7 regarding contemplated transaction with the Tocqueville Trust.

FUNDAMENTAL FIXED-INCOME FUND
HIGH-YIELD MUNICIPAL BOND SERIES

NOTES TO FINANCIAL STATEMENTS (continued)
December 31, 1997
--------------------------------------------------------------------------------

    Plan of Distribution
    The Fund has adopted a Plan of Distribution, pursuant to Rule 12b-1 promulgated under the Investment Company Act of 1940, under which the Series pays to FSC, an affiliate of the Manager, a fee, which is accrued daily and paid monthly, at an annual rate of 0.5% of the Series' average daily net assets. Amounts paid under the plan are to compensate FSC for the services it provides and the expenses it bears in distributing the Series' shares to investors. FSC has waived all fees in the amount of $9,125 for the year ended December 31, 1997.

    NASD Sanctions and Fines
    On February 19, 1998, FSC and two of its executives, without admitting or denying guilt, entered into an agreement with the National Association of Securities Dealers, Inc. ("NASD") whereby they accepted fines totaling $125,000 and other stipulated sanctions as a result of the NASD's finding that they had distributed advertising materials of an affiliated mutual fund which violated NASD rules governing advertisements.

    Affiliated Transfer Agent
    The Fund compensated Fundamental Shareholder Services, Inc. (FSSI), an affiliate of the Manager, for the services it provided under a Transfer Agent and Service Agreement which was terminated on September 11, 1997. Transfer agent fees paid by the Series to FSSI amounted to $5,012.

3. Trustees' Fees

    All of the Trustees of the Fund are also directors or trustees of two other affiliated mutual funds for which the Manager acts as investment adviser. For services and attendance at Board meetings and meetings of committees which are common to each fund, each Trustee who is not affiliated with the Manager is compensated at the rate of $6,500 per quarter pro rated among the funds based on their respective average net assets. The Trustees also received additional compensation for special services as requested by the Board. Additional compensation totaled $40,923 pro rated among the funds based on their respective average net assets.

4. Shares of Beneficial Interest

    As of December 31, 1997, there were an unlimited number of shares of beneficial interest (no par value) authorized and capital paid in amounted to $2,320,962. Transactions in shares of beneficial interest were as follows:

                                                          Year Ended                  Year Ended
                                                       December 31, 1997           December 31, 1996
                                                    -----------------------     --------------------------
                                                      Shares       Amount         Shares         Amount
                                                    ---------    ----------     ---------      -----------
Shares sold ....................................    2,941,324    20,530,136     1,912,593      $12,834,095
Shares issued on reinvestment of dividends .....       11,426        79,995        11,925           80,347
Shares redeemed ................................   (2,924,097)  (20,398,031)   (1,859,933)     (12,513,226)
                                                   ----------   -----------    ----------      -----------
Net increase ...................................       28,653   $   212,100        64,585      $   401,216
                                                   ==========   ===========    ==========      ===========

5. Investment Transactions

    The Fund invests in variable rate securities commonly called "inverse floaters." The interest rates on these securities have an inverse relationship to the interest rate of other securities or the value of an index. Changes in

FUNDAMENTAL FIXED-INCOME FUND
HIGH-YIELD MUNICIPAL BOND SERIES

NOTES TO FINANCIAL STATEMENTS (continued)
December 31, 1997
--------------------------------------------------------------------------------

interest rate on the other security or index inversely affect the rate paid on the inverse floater, and the inverse floater's price will be more volatile than that of a fixed-rate bond. Certain interest rate movements and other market factors can substantially affect the liquidity of IFRN's.

    The Fund invests in lower rated or unrated ("junk") securities which are more likely to react to developments affecting market risk and credit risk than would higher rated securities which react primarily to interest rate fluctuations. The Fund held securities in default with an aggregate value of $91,665 at December 31, 1997 (4.1% of net assets). As indicated in the Statement of Investments, the Troy, NY Industrial Revenue Bond, 11% due December 1, 2014 with a par value of $15,000 and a value of $6,150 at December 31, 1997 has been estimated in good faith under methods determined by the Board of Trustees.

    The Fund owns 1.7% of a Niagara Falls New York Urban Renewal Agency 11% Bond ("URA Bond") due to mature on May 1, 2009 which has missed interest and sinking fund payments. An affiliated investment company owns 98.3% of this bond issue. The Fund was party to an agreement whereby certain related bonds owned by an affiliate were to be subject to repayment under a debt assumption agreement. The agreement allowed the affiliate to allocate a portion of the debt services it receives to the URA Bond. In exchange the Fund forfeited certain rights it had as holder of the URA bond. The debt assumption was not completed and the timing and amount of debt service payments is uncertain. The value of this bond is $35,795, and is valued at 35.80% of face value at December 31, 1997 under methods determined by the Board of Trustees.

    During the year ended December 31, 1997, the cost of purchases and proceeds from sales of investment securities, other than short-term obligations, were $2,982,245 and $2,610,195, respectively.

    As of December 31, 1997 net unrealized appreciation of portfolio securities amounted to $92,737, composed of unrealized appreciation of $225,341 and unrealized depreciation of $132,604.
    The Fund has capital loss carryforwards to offset future capital gains as follows:
                             Amount     Expiration
                            -------     ----------
                            $23,500     12/31/1998
                             22,200     12/31/1999
                             20,500     12/31/2000
                             54,300     12/31/2002
                             40,000     12/31/2003
                           --------
                           $160,500
                           ========

6. Agreement and Plan of Reorganization

    On July 16, 1997 each of Fundamental's mutual funds (consisting of: New York Muni Fund, The California Muni Fund, Fundamental Fixed Income Fund: Tax Free Money Market Series, High Yield Municipal Bond Series, and Fundamental U.S. Government Strategic Income Fund Series) have adopted, subject to shareholder approval, an Agreement and Plan of Reorganization (the "Plan") under which each fund (the "Fundamental Fund") will transfer all of its assets and liabilities to a newly-created corresponding series of The Tocqueville Trust (the "Tocqueville Fund") in exchange for shares of the Tocqueville Fund. Shareholders of each Fundamental Fund will receive shares of the corresponding Tocqueville Fund equal in value to their shares in the Fundamental Fund. Shareholders will not have to pay a sales load upon receiving shares of the Tocqueville Fund.

FUNDAMENTAL FIXED-INCOME FUND
HIGH-YIELD MUNICIPAL BOND SERIES

NOTES TO FINANCIAL STATEMENTS (continued)
December 31, 1997
--------------------------------------------------------------------------------

    The corresponding Tocqueville Fund will have investment objectives, polices and restrictions substantially identical to those of the Fundamental Fund. The Board of Trustees of the Tocqueville Funds is comprised of individuals other than those who currently serve as Directors (Trustees) of the Fundamental Funds. Tocqueville Asset Management L.P. is the investment adviser to the Tocqueville Funds.

    A majority of Fundamental's Board members determined that the Plan would be in the best interests of shareholders of the Fundamental Funds and recommended that shareholders of each of the Fundamental Funds approve the Plan at a meeting anticipated to be held in the Spring of 1998.

7. Subsequent Event

    At its March 25, 1998 Board of Trustees' meeting, the Board of the Fund approved the continuation of the Management Agreement and Distribution Agreement through May 30, 1998 in contemplation of the consummation of the reorganization discussed in Note 6.


8. Selected Financial Information

                                                                       Years Ended December 31,
                                                               -----------------------------------------
                                                               1997     1996     1995     1994      1993
PER SHARE OPERATING PERFORMANCE                                ----     ----     ----     ----      ----
  (for a share outstanding throughout the period)
Net asset value, beginning of period                           $6.86    $7.07    $5.92    $7.27     $7.30
                                                               -----    -----    -----    -----     -----
Income from investment operations:
  Net investment income                                         0.37     0.47     0.34     0.43      0.39
  Net realized and unrealized gains (losses) on investments     0.67    (0.21)    1.15     1.35)    (0.03)
                                                               -----    -----    -----    -----     -----
  Total from investment operations                              1.04     0.26     1.49    (0.92)     0.36
                                                               -----    -----    -----    -----     -----
Less distributions:
Dividends from net investment income                           (0.37)   (0.47)   (0.34)   (0.43)    (0.39)
                                                               -----    -----    -----    -----     -----
Net asset value, end of period                                 $7.53    $6.86    $7.07    $5.92     $7.27
                                                               =====    =====    =====    =====     =====

Total Return                                                  15.71%    4.05%   25.70%  (12.92%)    5.11%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)                        2,255    1,858    1,457      979     1,087
Ratios to average net assets:
  Expenses*                                                    2.58%    2.49%    2.50%    2.50%     2.50%
  Net investment income*                                       5.12%    6.85%    5.15%    6.70%     5.40%
Portfolio turnover rate                                        3.79%  139.26%   43.51%   75.31%    84.89%

BANK LOANS
Amount outstanding at end of period (000 omitted)              $ -        228      379    $ -       $ -
Average amount of bank loans outstanding during the period
  (000 omitted)                                                $ -      $ -         61    $ -       $ -
Average  number of shares  outstanding  during the period
  (000 omitted)                                                  260      237      183      156       145
Average  amount of debt per share  during the period           $ -      $ -      $0.33    $ -       $ -

**These ratios are after expense reimbursements of 3.52%, 4.59%, 6.22%, 6.20% and 5.76%, for each of the years ended December 31, 1997, 1996, 1995, 1994 and 1993, respectively.

FUNDAMENTAL FIXED-INCOME FUND
HIGH-YIELD MUNICIPAL BOND SERIES

INDEPENDENT AUDITOR'S REPORT
--------------------------------------------------------------------------------

To the Board of Trustees and Shareholders
Fundamental Fixed-Income Fund
High-Yield Municipal Bond Series

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Fundamental Fixed-Income Fund High-Yield Municipal Bond Series as of December 31, 1997, and the related statements of operations for the year then ended, the statement of changes in net assets for each of the two years then ended and the selected financial information for each of the five years in the period then ended. These financial statements and selected financial information are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1997 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and selected financial information referred to above present fairly, in all material respects, the financial position of Fundamental Fixed-Income Fund High-Yield Municipal Bond Series as of December 31, 1997, and the results of its operations, changes in net assets, and selected financial information for the periods indicated, in conformity with generally accepted accounting principles.

See Note 2 for information regarding regulatory proceedings and transactions with affiliates.



New York, New York
March 2, 1998, except for Note 7 as to which the date is March 25, 1998.

FUNDAMENTAL U.S. GOVERNMENT STRATEGIC INCOME FUND

(LEFT COLUMN)

STATEMENT OF ASSETS AND LIABILITIES
December 31, 1997
--------------------------------------------------------------------------------

ASSETS
  Investment in securities, at value
    (cost $13,023,839) (Notes 5 and 6)                         $15,023,792
  Receivables:
    Interest                                                        67,739
    Fund shares sold ................                                4,001
                                                               -----------
        Total assets ................                           15,095,532
                                                               -----------
LIABILITIES
  Loans .............................                              225,907
  Options written at value
    (premiums received $18,801)
    (Note 5) ........................                               10,625
  Securities sold subject to
    repurchase (Note 6) .............                            4,744,054
  Payables:
    Dividends declared ..............                               11,104
    Shares redeemed .................                                9,353
    Variation margin ................                               41,563
    Accrued expenses ................                               22,580
                                                               -----------
        Total liabilities ...........                            5,065,186
                                                               -----------
NET ASSETS consisting of:
  Accumulated net realized loss ..... $(17,833,560)
  Unrealized appreciation of
    securities ......................    1,999,953
  Unrealized appreciation of
    options written .................        8,176
  Unrealized depreciation of open
    future contracts ................     (103,270)
  Paid-in-capital applicable to
    7,116,688 shares of beneficial
    interest ........................   25,959,047
                                       -----------
                                                               $10,030,346
                                                               ===========
NET ASSET VALUE PER SHARE                                            $1.41
                                                                     =====

(RIGHT COLUMN)

STATEMENT OF OPERATIONS
Year Ended December 31, 1997
--------------------------------------------------------------------------------
INVESTMENT INCOME
  Interest income, net of $315,574
  of interest expense ......................                    $1,812,306

EXPENSES (Notes 2, 3 and 6)
  Investment advisory fees ................. $  88,681
  Custodian and accounting fees ............    61,165
  Transfer agent fees ......................    71,081
  Professional fees ........................   563,154
  Trustees' fees ...........................     5,458
  Printing and postage .....................     9,502
  Interest on bank borrowing ...............   324,872
  Distribution expenses ....................    29,560
  Other ....................................    14,012
                                             ---------
        Total expense ...................... 1,167,485

        Less: Expenses waived or
          reimbursed by the
          manager and affiliates ...........  (162,637)
                                             ---------
        Net expenses .......................                     1,004,848
                                                                ----------
        Net investment income ..............                       807,458
                                                                ----------
REALIZED AND UNREALIZED GAIN
  (LOSS) ON INVESTMENTS
  Net realized gain (loss) on:
    Investments ............................ 1,027,730
    Future and options on futures ..........  (956,715)             71,015
                                             ---------
  Change in unrealized appreciation
    (depreciation) of investments,
    options and futures contracts
    for the period:
      Investments ..........................    66,558
      Open option contracts
        written ............................      (312)
      Open futures contracts ...............  (339,726)           (273,480)
                                              ---------          ----------
  Net loss on investments ..................                      (202,465)
                                                                ----------
NET INCREASE IN NET ASSETS
  FROM OPERATIONS ..........................                     $ 604,993
                                                                 =========

(FULL COLUMN)

STATEMENTS OF CHANGES IN NET ASSETS
----------------------------------------------------------------------------------------------------------
                                                                                Year Ended     Year Ended
                                                                                 December       December
                                                                                 31, 1997       31, 1996
                                                                                 --------       --------
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS
  Net investment income ......................................................  $  807,458    $ 1,254,448
  Net realized gain on investments ...........................................      71,015        433,173
  Unrealized (depreciation) on investments, options and futures contracts ....    (273,480)    (1,070,217)
                                                                               -----------    -----------
           Net increase in net assets from operations ........................     604,993        617,404
DIVIDENDS PAID TO SHAREHOLDERS FROM
  Investment income ..........................................................    (807,458)    (1,254,448)
CAPITAL SHARE TRANSACTIONS (Note 4) ..........................................  (2,991,556)    (1,332,818)
                                                                               -----------    -----------
           Total decrease ....................................................  (3,194,021)    (1,969,862)
NET ASSETS
  Beginning of year ..........................................................  13,224,367     15,194,229
                                                                               -----------    -----------
  End of year ................................................................ $10,030,346    $13,224,367
                                                                               ===========    ===========


                       See Notes to Financial Statements.

FUNDAMENTAL U.S. GOVERNMENT STRATEGIC INCOME FUND

STATEMENT OF CASH FLOWS

Year Ended December 31, 1997
---------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN CASH
CASH FLOWS FROM OPERATING ACTIVITIES
    Net increase in net assets from operations ................................   $  604,993
Adjustments to reconcile net increase in net assets from operations to net cash provided by operating activities:
    Purchase of investment securities .........................................   (2,228,044)
    Proceeds on sale of securities ............................................    8,312,593
    Premiums received for options written .....................................      633,904
    Premiums paid to close options written ....................................     (977,704)
    Decrease in interest receivable ...........................................       28,925
    Decrease in variation margin receivable ...................................      218,791
    Decrease in accrued expenses ..............................................      (93,909)
    Net accretion of discount on securities ...................................     (187,473)
    Net realized (gain) loss:
      Investments .............................................................   (1,027,730)
      Options written .........................................................      309,113
    Unrealized appreciation on securities and options written for the period ..      (66,246)
                                                                                  ----------
      Total adjustments .......................................................    4,922,220
                                                                                  ----------
      Net cash provided by operating activities ...............................    5,527,213
                                                                                  ----------

CASH FLOWS FROM FINANCING ACTIVITIES:*
  Net repayments on sale of securities sold subject to repurchase .............   (1,617,934)
  Net borrowings of note payable ..............................................      (49,281)
  Proceeds on shares sold .....................................................      728,056
  Payment on shares  repurchased ..............................................   (4,356,318)
  Cash dividends paid .........................................................     (231,736)
                                                                                  ----------
      Net cash used in financing activities ...................................   (5,527,213)
                                                                                  ----------
      Net increase in cash ....................................................        0

CASH  AT  BEGINNING  OF YEAR ..................................................        0
                                                                                  ----------
CASH  AT END OF  YEAR .........................................................   $    0
                                                                                  ==========

*Non-cash financing activities not included herein consist of reinvestment of dividends of $642,058. Cash payments for interest expense totaled $333,352 for the period.


STATEMENT OF OPTIONS WRITTEN

December 31, 1997
---------------------------------------------------------------------------------------------
     Number of                                                     Expiration
     Contracts++                  Options Written                     Month          Value
     -----------                  ---------------                  ----------        -----
        40          U.S. Treasury Bonds, Call @ $123 ...........  February 1998     $10,625
                                                                                    -------
                                                                                    $10,625
                                                                                    =======

   ++Each contract represents $100,000 face value of U.S. Treasury Bond Futures.


                       See Notes to Financial Statements.

FUNDAMENTAL U.S. GOVERNMENT STRATEGIC INCOME FUND

STATEMENT OF INVESTMENTS
December 31, 1997
--------------------------------------------------------------------------------

         Principal        Interest         Maturity
          Amount           Rate o            Date          Value
          ------           ------            ----          -----

   United States Treasury Securities-49.03%
     United States Treasury Bonds
            85,000(2)       0.00% ZCS      11/15/03     $   60,395
         4,300,000(2)       0.00% PS       11/15/06      2,574,333
         3,500,000(5)       9.00%          11/15/18      4,731,566
                                                        ----------
                        (Cost $6,403,170)                7,366,294
                                                        ----------
   United States Agency Backed Securities-50.97%
     Federal Home Loan Mortgage Corporation
           843,718(1)       9.25%          08/15/23        928,005
           285,124(1)       6.50% Z-Bond   12/15/23        261,907
           750,000         13.59% IFRN     05/15/24        858,060
           209,406(2)      15.30% IFRN     05/25/24        251,287
           180,000         12.00% TTIB     03/15/27        180,079

     FNMA-Federal National Mortgage Assoc.

           356,450(4)(1)   15.50% TTIB     03/25/23        381,224
         3,671,204(4)(1)   15.30% TTIB     03/25/23      4,185,686
           490,760(4)      14.49% TTIB     05/25/23        544,900
                                                        ----------
                                                         7,591,148
                                                        ----------
     FICO-Financing Corporation (U.S. Government Agency)

           100,000          0.00% ZCS      11/02/12         39,284
           100,000          0.00% ZCS      08/03/18         27,066
                                                        ----------
                        (Cost $6,620,669)                   66,350
                                                        ----------
      Total investments (Cost $13,023,839)(3)          $15,023,792
                                                        ----------

(1) Segregated for securities sold subject to repurchase (Note 6)
(2) Segregated, in whole or part, as initial margin for futures contracts
    (Note 5)
(3) Cost is the same for Federal income tax purposes
(4) The Fund owns 100% of the security or tranche. See Note 5 to the financial statements.
(5) Securities sold subject to repurchase (Note 6).

o Legend-IFRN: Inverse Floating Rate  Notes are instruments whose interest rates bear an inverse relationship to the interest rate on another security or the value of an index. Rates shown are at December 31, 1997.

         TTIB: Two-Tiered Index Floating Rate Bonds are instruments with two coupon levels. The "first tier" coupon is at a fixed rate, effective as long as the underlying index is at or below the strike level. At the strike level, the "second tier" coupon resets the bond to an inverse floating rate note. See discussion above. Coupons shown are at December 31, 1997.

          ZCS: Zero  Coupon  Securities  are  instruments  whose  interest   and
               principal are paid at maturity.

       Z Bond: A Z Bond is an instrument whose monthly interest coupon is paid at a fixed rate in additional principal. Principal is paid at maturity.

           PS: Principal Stripped Bonds are instruments whose principle and coupon have been separated and sold separately.



                       See Notes to Financial Statements.

FUNDAMENTAL U.S. GOVERNMENT STRATEGIC INCOME FUND

NOTES TO FINANCIAL STATEMENTS
December 31, 1997
--------------------------------------------------------------------------------

1. Significant Accounting Policies

    Fundamental Fixed-Income Fund (the Fund) is an open-end management investment company registered under the Investment Company Act of 1940. The Fund operates as a series company currently issuing three classes of shares of beneficial interest, the Tax-Free Money Market Series, the High-Yield Municipal Bond Series and the Fundamental U.S. Government Strategic Income Fund Series (the Series). The objective of the Series is to provide high current income with minimum risk of principal and relative stability of net asset value. The Series seeks to achieve its objective by investing primarily in U.S. Government Obligations. U.S. Government Obligations consist of marketable securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities (hereunder collectively referred to as "Government Securities"). The Series also uses leverage in seeking to achieve its investment objective. Each series is considered a separate entity for financial reporting and tax purposes.

        Valuation of Securities-The Series portfolio securities are valued on the basis of prices provided by an independent pricing service when, in the opinion of persons designated by the Fund's trustees, such prices are believed to reflect the fair market value of such securities. Prices of non-exchange traded portfolio securities provided by independent pricing services are generally determined without regard to bid or last sale prices but take into account institutional size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. Securities traded or dealt in upon a securities exchange and not subject to restrictions against resale as well as options and futures contracts listed for trading on a securities exchange or board of trade are valued at the last quoted sales price, or, in the absence of a sale, at the mean of the last bid and asked prices. Options not listed for trading on a securities exchange or board of trade for which over-the-counter market quotations are readily available are valued at the mean of the the current bid and asked prices. Money market and short-term debt instruments with a remaining maturity of 60 days or less will be valued on an amortized cost basis. Securities not priced in a manner described above and other assets are valued by persons designated by the Fund's trustees using methods which the trustees believe reflect fair value.

        Futures Contracts-Initial margin deposits with respect to these contracts are maintained by the Fund's custodian in segregated asset accounts. Subsequent changes in the daily valuation of open contracts are recognized as unrealized gains or losses. Variation margin payments are made or received as daily appreciation or depreciation in the value of these contracts occurs. Realized gains or losses are recorded when a contract is closed.

    Repurchase Agreements-The Series may invest in repurchase agreements, which are agreements pursuant to which securities are acquired from a third party with the commitment that they will be repurchased by the seller at a fixed price on an agreed upon date. The Series may enter into repurchase agreements with banks or lenders meeting the creditworthiness standards established by the Board of Trustees. The resale price reflects the purchase price plus an agreed upon market rate of interest which is unrelated to the coupon rate or date of maturity of the purchased security. The Series' repurchase agreements will at all times be fully collateralized in an amount equal to the purchase price including accrued interest earned on the underlying security.

FUNDAMENTAL U.S. GOVERNMENT STRATEGIC INCOME FUND

December 31, 1997
--------------------------------------------------------------------------------

        Reverse Repurchase Agreements-The Series may enter into reverse repurchase agreements with the same parties with whom it may enter into repurchase agreements. Under a reverse repurchase agreement, the Series sells securities and agrees to repurchase them at a mutually agreed upon date and price. Under the Investment Company Act of 1940 reverse repurchase agreements are generally regarded as a form of borrowing. At the time the Series enters into a reverse repurchase agreement it will establish and maintain a segregated account with its custodian containing securities from its portfolio having a value not less than the repurchase price including accrued interest.

        Federal Income Taxes-It is the Series' policy to comply with the requirements of the Internal Revenue Code applicable to "regulated investment companies" and to distribute all of its taxable and tax exempt income to its shareholders. Therefore, no provision for federal income tax is required.

        Distributions-The Series declares dividends daily from its net investment income and pays such dividends on the last business day of each month. Distributions of net capital gain, if any, realized on sales of investments are anticipated to be made before the close of the Series' fiscal year, as declared by the Board of Trustees. Dividends are reinvested at the net asset value unless shareholders request payment in cash.

        General-Securities transactions are accounted for on a trade date basis. Interest income is accrued as earned. Realized gain and loss from the sale of securities are recorded on an identified cost basis. Discounts and premiums are amortized over the life of the respective securities. Premiums are charged against interest income and discounts are accreted to interest income.

        Accounting Estimates-The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2. Investment Advisory Fees and Other Transactions With Affiliates

    Management Agreement
    The Series has a Management Agreement with Fundamental Portfolio Advisors, Inc. (the Manager). Pursuant to the agreement the Manager serves as investment adviser to the Series and is responsible for the overall management of the business affairs and assets of the Series subject to the authority of the Fund's Board of Trustees. In consideration for the services provided by the Manager, the Series will pay an annual management fee in an amount equal to .75% of the Series' average daily net assets up to $500 million, .725% on the next $500 million, and .70% per annum on assets over $1 billion. The Manager waived fees and reimbursed expenses of $133,077 for the year ended December 31, 1997. See
Note 8.

    SEC Administrative Proceeding Against the Manager
    On September 30, 1997, the Securities & Exchange Commission announced that it instituted public administrative and cease-and desist proceedings against the Manager, the former portfolio manager of the Fund, the president of the Manager and Fundamental Service Corporation (FSC). The proceeding arises from the

FUNDAMENTAL U.S. GOVERNMENT STRATEGIC INCOME FUND

December 31, 1997
--------------------------------------------------------------------------------

alleged failure of the Fund to disclose the risks of the Fund, and of the Manager's failure to disclose its soft dollar arrangements to the Fund's Board of Trustees. A hearing has been scheduled with an administrative law judge to determine whether the allegations are true, and, if so, what remedial action, if any, is appropriate.

    Board's Termination of Portfolio Manager
    Between April 17, 1997 and July 24, 1997, a representative of the Manager engaged Tocqueville Securities L.P. ("Tocqueville Securities") an affiliate of Tocqueville, as agent, to effect eight separate over-the-counter purchase transactions of municipal obligations on behalf of an affiliated fund. The Fund's Board has concluded that the commissions paid to Tocqueville Securities in connection with these transactions (a portion of which was paid to the representative) were not justified and that the affiliated fund bore unnecessary expenses as a result of the sale of its securities to another party and the subsequent repurchase of them through Tocqueville Securities. Based upon a report initiated by Tocqueville Securities and prepared by the Fund's independent auditors, and upon the Board's own analysis, the Board directed that the Manager terminate its representative's services as a portfolio manager. At the Board's request and in order to reimburse the affiliated fund for all of its losses, Tocqueville Securities, on September 15, 1997, voluntarily paid $260,000 to the affiliated fund, an amount which significantly exceeds the total commissions ($184,920.60) received by Tocqueville Securities in connection with these transactions. The staff of the Securities and Exchange Commission and the Department of NASD Regulation have been informed of these events by Tocqueville Securities. See note 7 regarding contemplated transaction with the Tocqueville Trust.

    Plan of Distribution
    The Series has adopted a Distribution and Marketing Plan, pursuant to Rule 12b-1, promulgated under the Investment Company Act of 1940, under which the Series pays to FSC, an affiliate of the Manager, a fee which is accrued daily and paid monthly at an annual rate of 0.25% of the Series' average daily net assets. Amounts paid under the plan are to compensate FSC for the services it provides and the expenses it bears in distributing the Series' shares to investors. The amount incurred by the Series pursuant to the agreement for the year ended December 31, 1997 is set forth in the Statement of Operations. FSC has waived fees in the amount of $29,560.

    NASD Sanctions and Fines
    On February 19, 1998, FSC and two of its executives, without admitting or denying guilt, entered into an agreement with the National Association of Securities Dealers, Inc. ("NASD") whereby they accepted fines totaling $125,000 and other stipulated sanctions as a result of the NASD's finding that they had distributed advertising materials relating to the Fund which violated NASD rules governing advertisements.

    Affiliated Transfer Agent
    The Series compensated Fundamental Shareholders Services, Inc. (FSSI), an affiliate of the Manager, for services it provided under a Transfer Agent and Service Agreement which was terminated on September 11, 1997. The amount paid by the Series to FSSI for the year ended December 31, 1997 amounted to $57,038.

    Commissions Paid to Affiliate
    The Series effects a significant portion of its futures and options transactions through LAS Investments, Inc. (LAS), an affiliated broker-dealer. Commissions paid to LAS amounted to approximately $14,591 for the year ended December 31, 1997.

FUNDAMENTAL U.S. GOVERNMENT STRATEGIC INCOME FUND

December 31, 1997
--------------------------------------------------------------------------------

3. Trustees' Fees

    All of the Trustees of the Fund are also directors or trustees of two other affiliated mutual funds for which the Manager acts as investment adviser. For services and attendance at Board meetings and meetings of committees which are common to each fund, each Trustee who is not affiliated with the Manager is compensated at the rate of $6,500 per quarter pro rated among the funds based on their respective average net assets. The Trustees also received additional compensation for special services as requested by the Board. Additional compensation totaled $40,923 pro rated among the funds based on their respective average net assets.

4. Shares of Beneficial Interest

    As of December 31, 1997 there were an unlimited number of shares of beneficial interest (no par value) authorized and capital paid-in amounted to $25,959,047. Transactions in shares of beneficial interest were as follows:

                                                          Year Ended                  Year Ended
                                                       December 31, 1997           December 31, 1996
                                                    -----------------------     --------------------------
                                                      Shares       Amount         Shares         Amount
                                                    ---------    ----------     ---------      -----------
Shares sold ...................................     521,491      $  732,057     1,209,491      $1,721,466
Shares issued on reinvestment of dividends ....     457,380         642,058       605,897         860,888
Shares redeemed ...............................  (3,119,211)     (4,365,671)   (2,749,791)     (3,915,172)
                                                 ----------     -----------     ---------     -----------
Net decrease ..................................  (2,140,340)    ($2,991,556)     (934,403)    ($1,332,818)
                                                 ==========     ===========     =========     ===========


5. Complex Services, Off Balance Sheet Risks and Investment Transactions

    Two-Tiered Index Floating Rate Bonds (TTIB):
    The Fund invests in Two-Tiered Index Floating Rate Bonds. The term two-tiered refers to the two coupon levels that the TTIB's coupon can reset to. The "first tier" is the TTIB's fixed rate coupon, effective as long as the underlying index is at or below the strike level. Above the strike, the TTIB coupon resets to a formula similar to an inverse floating rate note. See discussion of inverse floating rate notes below. Changes in interest rate on the underlying security or index affect the rate paid on the TTIB, and the TTIB's price will be more volatile than that of a fixed-rate bond.

    Additionally the Fund owns 100% of several securities as indicated in the Statement of Investments. As a result of its ownership position there is no active market in these securities. Valuations of these securities are provided by a pricing service and are believed by the Manager to reflect fair value. The market value of securities owned 100% by the Fund was approximately $5,111,810 (or 50.96% of net assets) as of December 31, 1997.

    Inverse Floating Rate Notes (IFRN):
    The Fund invests in variable rate securities commonly called "inverse floaters". The interest rates on these securities have an inverse relationship to the interest rate of other securities or the value of an index. Changes in interest rate on the other security or index inversely affect the rate paid on the inverse floater, and the inverse floater's price will be more volatile than that of a fixed-rate bond. Certain interest rate movements and other market factors can substantially affect the liquidity of IFRN's.

FUNDAMENTAL U.S. GOVERNMENT STRATEGIC INCOME FUND

December 31, 1997
--------------------------------------------------------------------------------

    Futures Contracts and Options on Futures Contracts:
    The Fund invests in futures contracts consisting primarily of US Treasury Bond Futures. A futures contract is an agreement between two parties to buy and sell a security for a set price on a future date. Futures contracts are traded on designated "contract markets" which through their clearing corporations, guarantee performance of the contracts. In addition the fund invests in options on US Treasury Bond Futures which gives the holder a right to buy or sell futures contracts in the future. Unlike a futures contract which requires the parties to the contract to buy and sell a security on a set date, an option on a futures contract entitles its holder to decide before a future date whether to enter into such a futures contract. Both types of contracts are marked to market daily and changes in valuation will affect the net asset value of the Fund.

    The Fund's principal objective in holding or issuing derivative financial instruments is as a hedge against interest-rate fluctuations in its municipal bond portfolio, and to enhance its total return. The Fund's principal objective is to maximize the level of interest income while maintaining acceptable levels of interest-rate and liquidity risk. To achieve this objective, the Fund uses a combination of derivative financial instruments principally consisting of US Treasury Bond Futures and Options on US Treasury Bond Futures. Typically the Fund sells treasury bond futures contracts or writes treasury bond option contracts. These activities create off balance sheet risk since the Fund may be unable to enter into an offsetting position and under the terms of the contract deliver the security at a specified time at a specified price. The cost to the Fund of acquiring the security to deliver may be in excess of recorded amounts and result in a loss to the Fund. For the year ended December 31, 1997, the Fund had daily average notional amounts outstanding of approximately $15,136,000 and $5,737,561 of short positions on US Treasury Bond Futures and Options Written on US Treasury Bond Futures respectively. Realized gains and losses from these transactions are stated separately in the Statement of Operations.

    The Fund had the following open futures contracts at December 31, 1997.

                                  Principal               Expiration  Unrealized
          Type                      Amount        Position   Month       Loss
          ----                      ------        --------   -----       ----
U.S. Treasury Bond .............  $7,000,000       Short     3/98     ($103,270)

    Portfolio securities with an aggregate value of approximately $1,389,306 have been segregated as initial margin as of December 31, 1997.

    In addition, the following table summarizes option contracts written by the Series for the year ended December 31, 1997:

                                   Number of  Premiums                Realized
                                   Contracts  Received      Cost        Loss
                                   ---------  --------      ----        ----
Contracts outstanding
  December 31, 1996 ..............    40       $53,488

Options written ..................   780       633,904

Contracts closed or expired ......  (780)     (668,591)    $977,704   ($309,113)
                                     ---       -------
Contracts outstanding
  December 31, 1997 ..............    40      $ 18,801
                                     ===      ========

FUNDAMENTAL U.S. GOVERNMENT STRATEGIC INCOME FUND

December 31, 1997
--------------------------------------------------------------------------------

    Other Investment Transactions
    For the year ended December 31, 1997, the cost of purchases and proceeds from sales of investment securities, other than short-term obligations, were $2,228,044 and $7,702,650, respectively.

    As of December 31, 1997, the Fund had no unrealized appreciation or depreciation for tax purposes since it has elected to recognize market value changes each day for tax purposes.

    The Fund has capital loss carryforwards to offset future capital gains as follows:
                           Amount         Expiration
                           ------         ----------
                        $15,000,500       12/31/2002
                            588,100       12/31/2004
                            202,500       12/31/2005
                        -----------
                        $15,791,100
                        ===========


6. Borrowing

    The Fund has a line of credit agreement with its custodian bank collateralized by cash and portfolio securities to the extent of the amounts borrowed. Borrowings under this agreement bear interest linked to the bank's prime rate.

    The Series enters into reverse repurchase agreements collateralized by portfolio securities equal in value to the repurchase price. The reverse repurchase agreement outstanding at December 31, 1997 bears an interest rate of 5.9%. Portfolio securities with an aggregate value of approximately $5,757,000 have been segregated for securities sold subject to repurchase as of December 31, 1997.

    The maximum month-end and the average amount of borrowing outstanding under these arrangements during the year ended December 31, 1997 were approximately $6,329,000 and $5,967,000.

7. Agreement and Plan of Reorganization

    On July 16, 1997 each of Fundamental's mutual funds (consisting of: New York Muni Fund, The California Muni Fund, Fundamental Fixed Income Fund: Tax Free Money Market Series, High Yield Municipal Bond Series, and Fundamental U.S. Government Strategic Income Fund Series) have adopted, subject to shareholder approval, an Agreement and Plan of Reorganization (the "Plan") under which each fund (the "Fundamental Fund") will transfer all of its assets and liabilities to a newly-created corresponding series of The Tocqueville Trust (the "Tocqueville Fund") in exchange for shares of the Tocqueville Fund. Shareholders of each Fundamental Fund will receive shares of the corresponding Tocqueville Fund equal in value to their shares in the Fundamental Fund. Shareholders will not have to pay a sales load upon receiving shares of the Tocqueville Fund.

    The corresponding Tocqueville Fund will have investment objectives, polices and restrictions substantially identical to those of the Fundamental Fund. The Board of Trustees of the Tocqueville Funds is comprised of

FUNDAMENTAL U.S. GOVERNMENT STRATEGIC INCOME FUND

December 31, 1997
--------------------------------------------------------------------------------

individuals other than those who currently serve as Directors (Trustees) of the Fundamental Funds. Tocqueville Asset Management L.P. is the investment adviser to the Tocqueville Funds.

    A majority of Fundamental's Board members determined that the Plan would be in the best interests of shareholders of the Fundamental Funds and recommended that shareholders of each of the Fundamental Funds approve the Plan at a meeting anticipated to be held in the Spring of 1998.

8. Subsequent Event

    At its March 25, 1998 Board of Trustees' meeting, the Board of the Fund approved the continuation of the Management Agreement and Distribution Agreement through May 30, 1998 in contemplation of the consummation of the reorganization discussed in Note 7.

    The Manager and FSC (on behalf of certain of their directors, officers, shareholders, employees and control persons) (the "Indemnitees") received payment during the fiscal year ended December 31, 1997 from the Fund in the amount of approximately $232,500. Upon learning of the payments, the independent Board Members of the Funds directed that the Indemnitees return all of the payments to the Funds or place them in escrow pending their receipt of an opinion of an inedpendent legal counsel to the effect that the Indemnitees are entitled to receive them. The Declaration of Trust, Articles of Incorporation and contracts that call for indemnification specify that no indemnification shall be provided to a person who shall be found to have engaged in "disabling conduct" as defined by applicable law. The Indemnities have undertaken to reimburse the Fund for any indemnification expenses for which it is determined that they were not entitled to as a result of "disabling conduct" net of any reimbursements already made to the Fund in the form of fees forgone or other similar payments.

    The Manager and FSC waived fees in the amount of $96,077 and $29,560, respectively for the year ended December 31, 1997. The Manager and FSC have asserted that they elected to forgo these fees because the Fund was paying legal expenses pursuant to indemnification. The Fund has retained independent legal counsel to determine whether the Indemnitees engaged in disabling conduct. Pending clarification of the legal issues involved, the Indemnitees have placed into an escrow account $102,863 as of April 30, 1998. The independent trustees have instructed the Manager to escrow the full amount incurred by the Fund of approximately $232,500.

9. Selected Financial Information

                                                      Year       Year          Year           Year          Year
                                                      Ended      Ended         Ended          Ended         Ended
                                                  December 31, December 31, December 31,   December 31,  December 31,
                                                      1997       1996          1995           1994          1993
                                                      ----       ----          ----           ----          ----
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period ..............   $ 1.43     $ 1.49        $ 1.37        $ 2.01        $ 2.02
                                                      ------     ------        ------        ------        ------
Income from investment operations
Net investment income .............................     0.10       0.13          0.08          0.14          0.16
Net realized and unrealized gain/(loss) on
  investments .....................................    (0.02)     (0.06)         0.12         (0.64)          -
                                                      ------     ------        ------        ------        ------
      Total from investment operations ............     0.08       0.07          0.20         (0.50)         0.16
                                                      ------     ------        ------        ------        ------
Less distributions
Dividends from net investment income ..............    (0.10)     (0.13)        (0.08)        (0.14)        (0.16)
Dividends from net realized gains .................      -          -             -             -           (0.01)
                                                      ------     ------        ------        ------        ------
Net asset value, end of period ....................   $ 1.41     $ 1.43        $ 1.49        $ 1.37        $ 2.01
                                                      ======     ======        ======        ======        ======
Total return ......................................     5.51%      5.02%        15.43%       (25.57%)        8.14%

Ratios/supplemental data:
Net assets, end of period (000 omitted) ...........  $10,030     13,224        15,194        19,020        63,182
  Ratios to average net assets
  Interest expense (a) ............................    2.75%       2.61%         3.00%         2.01%         1.54%
  Operating expenses ..............................    5.75%       3.41%         3.05%         2.16%         1.39%
                                                      ------     ------        ------        ------        ------
      Total expenses+ (a) .........................    8.50%       6.02%         6.05%         4.17%         2.93%
                                                      ======     ======        ======        ======        ======
  Net investment income+ ..........................    6.83%       9.01%         5.91%         8.94%         7.85%
Portfolio turnover rate ...........................   12.55%      12.65%       114.36%        60.66%        90.59%

Borrowings
Amount outstanding at end of period
  (000 omitted) ...................................  $4,969      $6,610       $ 7,481       $ 9,674       $31,072
Average amount of debt outstanding during the
  period (000 omitted) ............................  $5,967      $6,577       $ 7,790       $16,592       $28,756
Average number of shares outstanding during the
  period (000 omitted) ............................   8,433       9,764        11,571        21,436        28,922
Average amount of debt per share during the
  period ..........................................   $ .71       $ .67         $ .67         $ .77         $ .99

  +These ratios are after expense reimbursement of 1.37%, 2.02%, 1.0% and .13% for the years  ended  December 31,
   1997, 1996, 1995 and 1993, respectively.
(a)The ratios for each of the years in the four year period ending December 31, 1996  have  been reclassified  to conform with the 1997 presentations.

                          INDEPENDENT AUDITOR'S REPORT



The Board of Trustees and Shareholders
Fundamental Fixed-Income Fund
Fundamental U.S. Government Strategic Income Fund Series

    We have audited the accompanying statement of assets and liabilities including the statement of investments and statement of options written, of the Fundamental U.S. Government Strategic Income Fund Series of Fundamental Fixed-lncome Fund as of December 31, 1997 and the related statements of operations and cash flows for the year then ended, and the statement of changes in net assets for the two years then ended and selected financial information for each of the five years in the period then ended. These financial statements and selected financial information are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and selected financial information based on our audits.

    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and selected financial information are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1997 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and selected financial information referred to above present fairly, in all material respects, the financial position of the Fundamental U.S. Government Strategic Income Fund Series of Fundamental Fixed-lncome Fund as of December 31, 1997, the results of its operations, changes in its net assets, cash flows, and selected financial information for the periods indicated, in conformity with generally accepted accounting principles.

    See Notes 2 and 8 for information regarding regulatory proceedings and transactions with affiliates.



                                                            S I G N A T U R E



New York, New York
March 2, 1998, except for Note 8 as to which the date is April 30, 1998.

                 INFORMATION WITH RESPECT TO SECURITIES RATINGS*


Standard & Poor's Corporation.

         A description of the applicable Standard & Poor's Corporation rating symbols and their meanings follows:

         S&P's corporate or municipal bond rating is a current assessment of the creditworthiness of an obligor with respect to a specific debt obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees.

         The bond rating is not a recommendation to purchase or sell a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

         The ratings are based on current information furnished by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or for other circumstances.

         The  ratings  are  based,   in  varying   degrees,   on  the  following
considerations.

         (1) Likelihood of default--capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation.

         (2)      Nature and provisions of the obligation.

         (3) Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangements under the laws of bankruptcy and other laws affecting creditors' rights.

         AAA--This is the highest rating assigned by S&P to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

         AA--Bonds rated AA have a very strong capacity to pay interest and repay principal, and differ from the highest rated issue only in small degree.

--------
*  As published by the rating companies.

         A--Bonds rated A have a strong capacity to pay interest and repay principal, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

         BBB--Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in the higher rated categories.

         Plus(+) or Minus(-): The ratings from "AA" to "BBB" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

         Provisional Ratings: the letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the issuance of the bonds being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion. Accordingly, the investor should exercise his own judgment with respect to such likelihood and risk.

MOODY'S INVESTORS SERVICE, INC.

         A brief description of the applicable Moody's Investors Service, Inc. rating symbols and their meanings follows:

         Aaa--Bonds which are rated Aaa are judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge". Interest payments are protected by a large, or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues. Their safety is so absolute that, with the occasional exception of oversupply in a few specific instances, characteristically, their market value is affected solely by money market fluctuations.

         Aa--Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuations of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities. Their market value is virtually immune to all but money market influences, with the occasional exception of oversupply in a few specific instances.

         A--Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future. The market value of A-rated bonds may be influenced to some degree by economic performance during a sustained period of depressed business conditions, but, during periods of normalcy, A-rated bonds frequently move in parallel with Aaa and Aa obligations, with the occasional exception of oversupply in a few specific instances.

         Baa--Bonds which are rated Baa are considered as lower medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well. The market value of Baa-rated bonds is more sensitive to changes in economic circumstances, and aside from occasional speculative factors applying to some bonds of this class, Baa market valuations move in parallel with Aaa, Aa and A obligations during periods of economic normalcy, except in instances of oversupply.

         Moody's bond rating symbols may contain numerical modifiers of a generic rating classification. The modifier 1 indicates that the bond ranks at the high end of its category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

         Con. (---)--Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (1) earnings of projects under construction, (2) earnings of projects unseasoned in operation experience, (3) rentals which begin when facilities are completed, or (4) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of condition.

FITCH

Ratings

         A brief description of the applicable Fitch Investors Service, Inc. rating symbols and their meanings is as follows:

                                       AAA

         Bonds rated AAA are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

                                       AA

         Bonds rated AA are considered to be investment grade and of the very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+.

                                        A

         Bonds rated A are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

                                       BBB

         Bonds rated BBB are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have an adverse impact on these bonds and, therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

                                       BB

         Bonds rated BB are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

                                        B

         Bonds rated B are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

                                       CCC

         Bonds rated CCC have certain identifiable characteristics, which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

                                       CC

         Bonds rated CC are minimally protected. Default in payment of interest and/or principal seems probable over time.

                                        C

         Bonds rated C are in imminent default in payment of interest or principal.

                                  DDD, DD AND D

         Bonds rated DDD, DD and D are in actual or imminent default of interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. DDD represents the highest potential for recovery on these bonds and D represents the lowest potential for recovery.

         Plus (+) and minus (-) signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the AAA Category covering 12-36 months or the DDD, DD or D categories.

DUFF & PHELPS, INC.


RATING
SCALE             DEFINITION

AAA Highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

AA+      High credit quality.  Protection factors are strong.
AA-      Risk is AA modest but may vary slightly from time to time
AA-      because of economic conditions.

A+       Protection factors are average but adequate.  However,
A        risk factors are more variable and greater in periods of
A-       economic stress.

BBB+     Below average  protection  factors but still  considered
BBB      sufficient for prudent  investment.  Considerable
BBB-     variability  in risk  during  economic cycles.

BB+      Below investment grade but deemed likely to meet
BB       obligations when due.  Present or prospective financial
BB- protection factors fluctuate according to industry conditions or company fortunes. Overall quality may move up or down frequently within this category.

B+       Below investment grade and possessing risk that
B        obligations will not be met when due.  Financial
B- protection factors will fluctuate widely according to economic cycles, industry conditions and/or company fortunes. Potential exists for frequent changes in the rating within this category or into a higher or lower rating grade.

CCC Well below investment grade securities. Considerable uncertainty exists as to timely payment of principal, interest or preferred dividends. Protection factors are narrow and risk can be substantial with unfavorable economic/industry conditions, and/or with unfavorable company developments.

DD Defaulted debt obligations. Issuer failed to meet scheduled principal and/or interest payments.

DP       Preferred stock with dividend arrearages.

RATING
SCALE        DEFINITION

             HIGH GRADE

Duff 1+ Highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.

Duff 1 Very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

Duff 1- High certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

             GOOD GRADE

Duff 2 Good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.



             SATISFACTORY GRADE

Duff 3 Satisfactory liquidity and other protection factors qualify issues as to investment grade. Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.

             NON-INVESTMENT GRADE

Duff 4 Speculative investment characteristics. Liquidity is not sufficient to insure against disruption in debt service. Operating factors and market access may be subject to a high degree of variation.

             DEFAULT

             Issuer failed to meet scheduled principal and/or interest payments.


                     MUNICIPAL NOTE RATINGS

             The ratings of Moody's for tax-exempt notes are MIG 1, MIG 2, MIG 3 and MIG 4. Notes bearing the designation MIG 1 are judged to be of the best quality, enjoying strong protection from cash flows of funds for their servicing or form established and broad-based access to the market for refinancing, or both. Notes bearing the designation MIG 2 are judged to be of high quality, with margins of protection ample although not so large as in the preceding group. Notes bearing the designation MIG 3 are judged to be of favorable quality, with all security elements accounted for, but lacking the undeniable strength of the preceding grades. Market access for refinancing, in particular, is likely to be less well established. Notes bearing the designation MIG 4 are judged to be of adequate quality, carrying specific risk but having protection commonly regarded as required of an investment security and not distinctly or predominantly speculative.

                               SHORT-TERM RATINGS

FITCH

             Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

             Although the credit analysis is similar to Fitch's bond rating analysis, the short-term rating places greater emphasis than bond ratings on the existence of liquidity necessary to meet the issuer's obligations in a timely manner.

                                      F-1+

             Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

             Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

                                       F-1

             Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

                                       F-2

             Good  Credit   Quality.   Issues   carrying   this  rating  have  a
satisfactory degree of assurance for timely payments, but the margin of safety is not as great as the F-1+ and F-1 categories.

MUNICIPAL COMMERCIAL PAPER RATINGS

             Moody's and S&P's ratings grades for commercial paper, set forth below, are applied to municipal commercial paper as well as taxable commercial paper.

             Moody's commercial paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of nine months. Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers: Prime-1, Highest Quality; Prime-2, Higher Quality; and Prime-3, High Quality.

             S&P's commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into four categories, ranging from "A" for the highest quality obligations to "D" for the lowest. Issues assigned A ratings are regarded as having the greatest capacity for timely payment. Issues in this category are further refined with the designation 1, 2 and 3 to indicate the relative degree of safety. The "A-2" designation indicates that the degree of safety regarding timely payment is very strong. The "A-2" designation indicates that capacity for timely payment is strong. However, the relative degree of safety is not as overwhelming as for issues designated "A-1". The "A-3" designation indicates that the capacity for timely payment is satisfactory. Such issues, however, are somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations. Issues rated "B" are regarded as having only an adequate capacity for timely payment and such capacity may be impaired by changing conditions or short-term adversities.

                            PART C. OTHER INFORMATION


ITEM 24.     Financial Highlights

             (A)      FINANCIAL STATEMENTS:
                      IN PART A:
                               (1) Financial Highlights

                      IN PART B:
                               (1)     Auditor's Report

                               (2)     Statement of Assets and  Liabilities
                                       as of December 31, 1997.
                               (3) Statements of Changes in Net Assets for the years ended December 31, 1997 and 1996.
                               (4)     Statement of Operations for the year
                                       ended December 31, 1997.
                               (5)     Statement  of   Investments   as  of
                                       December 31, 1997.


             (B) EXHIBITS:
                               (1)     Declaration  of Trust of  Registrant
                                       [incorporated    by   reference   to
                                       Exhibit     1    to     Registrant's
                                       Registration  Statement on Form N-l,
                                       dated March 1, 1983.]
                               (2)     By-Laws of Registrant  [incorporated
                                       by   reference   to   Exhibit  2  to
                                       Registrant's  Registration Statement
                                       on Form N-l, dated March 1, 1983.]
                               (3)     Inapplicable
                               (4)     Inapplicable
                               (5) Investment Management Agreement between Registrant and Fundamental Portfolio Advisors, Inc. [incorporated by reference to Exhibit 5 to Registrant's
                                       Post-Effective Amendment No. 6 on Form
                                       N-lA, dated March 1, 1989.]
                               (6)     Inapplicable
                               (7)     Inapplicable
                               (8)     Form of Custody Agreement with
                                       Registrant's Custodian [incorporated by
                                       reference to Exhibit 8 to Registrant's
                                       Post-Effective Amendment No. 7 on Form
                                       N-lA, dated April 27, 1990.]
                               (9)     Inapplicable
                               (10)    (a) Opinion of Counsel [incorporated
                                       by   reference   to  Exhibit  10  to
                                       Registrant's Pre-Effective Amendment
                                       No. 2 on Form  N-l,  dated  December
                                       20, 1983.]
                               (11)    (a)   Consent  of   Kramer,   Levin,
                                       Naftalis & Frankel*  (b)  Consent of
                                       McGladrey & Pullen*
                               (12)    Inapplicable
                               (13)    Inapplicable
                               (14)    Inapplicable

                               (15)    Rule 12b-1 Plan of  Distribution  of
                                       Registrant's shares [incorporated by
                                       reference    to    exhibit   15   to
                                       Registrant's          Post-Effective
                                       Amendment No. 3 on Form N-lA,  dated
                                       November 12, 1986.]
                               (16)    Schedule    for    Computation    of
                                       Performance  Quotations  (unaudited)
                                       [incorporated    by   reference   to
                                       Exhibit    16    to     Registrant's
                                       Post-Effective  Amendment  No.  4 on
                                       Form N-lA, dated April 25, 1988.]
                               (17)    Financial Data Schedule. *
---------------------------------
* Filed as part of this document.


ITEM 25.          Persons Controlled by or under Common Control with
                  Registrant

                  None


ITEM 26.          Number of Holders of securities


                  As of March 31, 1998, there were 457 record holders of Registrant's only class of outstanding securities.



ITEM 27. Indemnification

         Reference is made to subdivision (c) of section 12 of Article SEVENTH of Registrant's Declaration of Trust previously filed.

         Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of Registrant pursuant to the foregoing provisions, or otherwise, Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in that Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses, incurred or paid by a trustee, officer or controlling person of Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 28. Business and Other Connections of Investment Advisor

         Fundamental Portfolio Advisors, Inc. is the investment advisor of Registrant. For information as to the business, profession, vocation or employment of a substantial nature of Fundamental Portfolio Advisors, Inc., its directors and its officers, reference is made to Part I of this Registration Statement and to Form ADV filed under the Investment Advisers Act of 1940 by Fundamental Portfolio Advisors, Inc.


ITEM 29. Principal Underwriters

         Registrant has no principal underwriter.


ITEM 30. Location of Accounts and Records


         The accounts,  books and other  documents  required to be maintained by
Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder are in the possession of Registrant, 90 Washington Street, l9th Floor, New York, N.Y.and Firstar Trust Company, 615 East Michigan Street, Milwaukee, WI 53202, the Registrant's Transfer Agent, Accounting Agent and Custodian.


ITEM 31. Management Services

         Inapplicable.

ITEM 32. Undertakings.

         Registrant undertakes to furnish to each person to whom a prospectus relating to The California Muni Fund is delivered, a copy of the Fund's latest annual report to shareholders, upon request and without charge.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485 (b) under the Securities Act of 1933 and has duly caused this Registration Statement or Amendment to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and State of New York on the 30th day of April, 1998.


                                          Registrant: THE CALIFORNIA MUNI FUND


                                          By: /s/Vincent J. Malanga
                                                ---------------------
                                                 Vincent J. Malanga, Chairman
                                                 and Chief Executive Officer

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement or Amendment has been signed below by the following persons in the capacities and on the dates indicated:


SIGNATURES                                            TITLE                                                 DATE
----------                                            -----                                                 ----


/s/Vincent J. Malanga                                 Trustee, Principal                                    April 30, 1998
---------------------                                 Executive Officer and
Vincent J. Malanga                                    Principal Financial and
                                                      Accounting Officer



        *                                             Trustee                                               April 30, 1998
------------------------
James C. Armstrong




        *                                             Trustee                                               April 30, 1998
------------------------
L. Gregg Ferrone



*By:       /s/Jules Buchwald
           -----------------
           Jules Buchwald, Attorney-in-Fact,
           pursuant to powers of attorney
           dated April 24, 1991, previously
           filed with the Securities and
           Exchange Commission